                                                                     EXHIBIT 2.2

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

IN RE:                              )       Chapter 11
                                    )
OAKWOOD HOMES CORPORATION,          )       Case No. 02-13396 (PJW)
et al.,(1)                          )
             Debtors.               )       Jointly Administered
                                    )
                                    )
                                    )

                    SECOND AMENDED JOINT CONSOLIDATED PLAN OF
               REORGANIZATION OF OAKWOOD HOMES CORPORATION AND ITS
                  AFFILIATED DEBTORS AND DEBTORS-IN-POSSESSION

                             Dated: February 6, 2004

                          MORRIS, NICHOLS, ARSHT & TUNNELL
                          Robert J. Dehney (No. 3578)
                          Derek C. Abbott (No. 3376)
                          Daniel B. Butz (No. 4227)
                          1201 North Market Street
                          P.O. Box 1347
                          Wilmington, Delaware 19899-1347
                          (302) 658-9200

                                     - and -

                          RAYBURN COOPER & DURHAM, P.A.
                          C. Richard Rayburn, Jr.
                          Albert F. Durham
                          Patricia B. Edmondson
                          1200 Carillon, 227 West Trade Street
                          Charlotte, North Carolina 28202-1675
                          (704) 334-0891

                          Co-Counsel for Oakwood Homes Corporation, et al., Debtors and Debtors In Possession

---------------------
(1) The Debtors are the following entities: Oakwood Homes Corporation, New Dimension Homes, Inc., Dream Street Company, LLC, Oakwood Shared Services, LLC, HBOS Manufacturing, LP, Oakwood MHD4, LLC, Oakwood Acceptance Corporation, LLC, Oakwood Mobile Homes, Inc., Suburban Home Sales, Inc., FSI Financial Services, Inc., Home Service Contract, Inc., Tri-State Insurance Agency, Inc., Golden West Leasing, LLC, Crest Capital, LLC and Preferred Housing Services, LP.

         THIS PLAN AND THE DISCLOSURE STATEMENT HAVE NOT BEEN REQUIRED TO BE PREPARED IN ACCORDANCE WITH FEDERAL OR STATE SECURITIES LAWS OR OTHER APPLICABLE NONBANKRUPTCY LAW. PERSONS OR ENTITIES TRADING IN OR OTHERWISE PURCHASING, SELLING OR TRANSFERRING SECURITIES WHETHER DEBT OR EQUITY OF THE DEBTORS SHOULD EVALUATE THIS PLAN IN LIGHT OF THE PURPOSES FOR WHICH IT WAS PREPARED.

         AS TO CONTESTED MATTERS, ADVERSARY PROCEEDINGS AND OTHER ACTUAL, THREATENED OR POTENTIAL ACTIONS, THIS PLAN AND THE DISCLOSURE STATEMENT SHALL NOT BE DEEMED OR CONSTRUED AS AN ADMISSION, STIPULATION OR WAIVER, BUT RATHER AS A STATEMENT MADE IN SETTLEMENT NEGOTIATIONS.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I.      DEFINITIONS, RULES OF INTERPRETATION,
                COMPUTATION OF TIME AND GOVERNING LAW                        1

                1.1      DEFINITIONS.                                        1
                (1)      1997 BONDS SECURED CLAIM                            1
                (2)      1997-A GUARANTEE                                    1
                (3)      1997-B GUARANTEE                                    1
                (4)      1997-C GUARANTEE                                    1
                (5)      1997-D GUARANTEE                                    1
                (6)      1998 BONDS SECURED CLAIM                            2
                (7)      1998-B GUARANTEE                                    2
                (8)      1998-C GUARANTEE                                    2
                (9)      1998-D GUARANTEE                                    2
                (10)     1999-A GUARANTEE                                    2
                (11)     1999-B GUARANTEE                                    2
                (12)     1999-C LIMITED GUARANTEE                            2
                (13)     1999-C GUARANTEE                                    2
                (14)     1999-D GUARANTEE                                    2
                (15)     1999-E GUARANTEE                                    2
                (16)     2000-A GUARANTEE                                    2
                (17)     2000-B GUARANTEE                                    2
                (18)     2001-B GUARANTEE                                    2
                (19)     2001-C GUARANTEE                                    2
                (20)     2001-D GUARANTEE                                    2
                (21)     2001-E GUARANTEE                                    3
                (22)     2002-A GUARANTEE                                    3
                (23)     2002-B GUARANTEE                                    3
                (24)     ADMINISTRATIVE CLAIM                                3
                (25)     ADMINISTRATIVE CLAIM BAR DATE ORDER                 3
                (26)     AFFILIATE DEBTOR(S)                                 3
                (27)     ALLOWED CLAIM OR INTEREST                           3
                (28)     ALLOWED [CLASS DESIGNATION] CLAIM OR
                         INTEREST                                            4
                (29)     AMENDED AND RESTATED BYLAWS                         4
                (30)     AMENDED AND RESTATED CERTIFICATES OF
                         INCORPORATION                                       4
                (31)     APPROVAL HEARING                                    4
                (32)     ASSETS                                              4
                (33)     AUTO SECURED CLAIM                                  4
                (34)     AVOIDANCE ACTIONS                                   4
                (35)     B-2 REMIC GUARANTEES                                4
                (36)     B-PIECE REMIC CERTIFICATES                          5
                (37)     BALLOT                                              5

                                      (i)

(38)     BALLOT DEADLINE                                     5
(39)     BALLOTING AGENT                                     5
(40)     BANKRUPTCY CODE                                     5
(41)     BANKRUPTCY COURT                                    5
(42)     BANKRUPTCY RULES                                    5
(43)     BAR DATE ORDER                                      5
(44)     BERKSHIRE                                           5
(45)     BID PROCEDURES ORDER                                5
(46)     BSI                                                 5
(47)     BUSINESS DAY                                        6
(48)     BUYER                                               6
(49)     CAROLINA SECURED CLAIM                              6
(50)     CASH                                                6
(51)     CASH EQUIVALENTS                                    6
(52)     CAUSES OF ACTION                                    6
(53)     CHAPTER 11 CASE                                     6
(54)     CLAIM                                               6
(55)     CLAIMS AGENT                                        7
(56)     CLAIMS/INTERESTS OBJECTION DEADLINE                 7
(57)     CLASS                                               7
(58)     CONFIRMATION DATE                                   7
(59)     CONFIRMATION HEARING                                7
(60)     CONFIRMATION ORDER                                  7
(61)     CONVENIENCE CLAIM                                   7
(62)     CONVENIENCE CLASS ELECTION                          7
(63)     CONVENIENCE CLASS OPT-IN ELECTION                   7
(64)     CONVENIENCE CLASS OPT-OUT ELECTION                  7
(65)     CREDITORS' COMMITTEE                                8
(66)     DEBTOR-HELD INTEREST                                8
(67)     DEBTOR(S)                                           8
(68)     DIP CLAIM                                           8
(69)     DIP LENDERS                                         8
(70)     DISALLOWED                                          8
(71)     DISCLOSURE STATEMENT                                8
(72)     DISCLOSURE STATEMENT ORDER                          8
(73)     DISPUTED AMOUNT                                     8
(74)     DISPUTED CLAIM OR INTEREST                          9
(75)     DISPUTED CLAIMS RESERVE                             9
(76)     DISTRIBUTION ADDRESS                                9
(77)     DISTRIBUTION DATE                                   9
(78)     EFFECTIVE DATE                                      9
(79)     ESTATE                                              9
(80)     ESTIMATION ORDER                                    9
(81)     EXCLUDED ASSETS                                    10
(82)     EXCLUDED SALE DEBTOR ASSETS                        10
(83)     EXCLUDED SALE TRUST ASSETS                         10
(84)     EXECUTORY CONTRACT SCHEDULE                        10

                                      (ii)

(85)     EXIT FACILITY                                      10
(86)     EXIT FACILITY AGREEMENT                            10
(87)     EXIT FACILITY LENDER                               10
(88)     FACE AMOUNT                                        10
(89)     FEE CLAIM                                          10
(90)     FEE ORDER                                          10
(91)     FINAL DIP AGREEMENT                                11
(92)     FINAL DIP ORDER                                    11
(93)     FINAL ORDER                                        11
(94)     FIRST AMERICAN SECURED CLAIM                       11
(95)     FOOTHILL                                           11
(96)     FOOTHILL SECURED CLAIM                             11
(97)     FUTURE CLAIM                                       11
(98)     HOLDER                                             12
(99)     IMPAIRED                                           12
(100)    INITIAL DISTRIBUTION DATE                          12
(101)    INITIAL STAND ALONE TRUST ASSETS                   12
(102)    INSIDER                                            12
(103)    INTERCOMPANY CLAIM                                 12
(104)    INTEREST                                           12
(105)    INTERESTED PARTY PROFESSIONALS                     12
(106)    JPMORGAN                                           13
(107)    JUNIOR NOTES                                       13
(108)    JUNIOR NOTES CLAIM                                 13
(109)    JUNIOR NOTES INDENTURE                             13
(110)    JUNIOR NOTES INDENTURE TRUSTEE                     13
(111)    LIEN                                               13
(112)    LIQUIDATION TRUST                                  13
(113)    LIQUIDATION TRUST ADVISORY COMMITTEE               13
(114)    LIQUIDATION TRUST AGREEMENT                        13
(115)    LIQUIDATION TRUSTEE                                13
(116)    LITIGATION CLAIMS                                  13
(117)    NET PROCEEDS                                       14
(118)    NEW COMMON STOCK                                   14
(119)    NEW WARRANTS                                       14
(120)    NON-DEBTOR-HELD INTEREST                           14
(121)    OAC                                                14
(122)    OAKWOOD                                            14
(123)    OFC                                                14
(124)    OFC AND OIC TAX CLAIMS                             14
(125)    OIC                                                14
(126)    OLD COMMON STOCK                                   14
(127)    OMI                                                15
(128)    OMI TRUST 1995-B                                   15
(129)    OMI TRUST 1996-A                                   15
(130)    OMI TRUST 1996-B                                   15
(131)    OMI TRUST 1996-C                                   15

                                     (iii)

(132)    OMI TRUST 1997-A                                   15
(133)    OMI TRUST 1997-B                                   15
(134)    OMI TRUST 1997-C                                   15
(135)    OMI TRUST 1997-D                                   15
(136)    OMI TRUST 1998-A                                   16
(137)    OMI TRUST 1998-B                                   16
(138)    OMI TRUST 1998-C                                   16
(139)    OMI TRUST 1998-D                                   16
(140)    OMI TRUST 1999-A                                   16
(141)    OMI TRUST 1999-B                                   16
(142)    OMI TRUST 1999-C                                   16
(143)    OMI TRUST 1999-D                                   16
(144)    OMI TRUST 1999-E                                   16
(145)    OMI TRUST 2000-A                                   17
(146)    OMI TRUST 2000-B                                   17
(147)    OMI TRUST 2000-C                                   17
(148)    OMI TRUST 2000-D                                   17
(149)    OMI TRUST 2001-B                                   17
(150)    OMI TRUST 2001-C                                   17
(151)    OMI TRUST 2001-D                                   17
(152)    OMI TRUST 2001-E                                   17
(153)    OMI TRUST 2002-A                                   18
(154)    OMI TRUST 2002-B                                   18
(155)    OMI TRUST 2002-C                                   18
(156)    OSHC                                               18
(157)    OTHER SECURED AND SETOFF CLAIM                     18
(158)    OTHER UNSECURED CLAIMS                             18
(159)    PERSON                                             18
(160)    PETITION DATE                                      18
(161)    PLAN                                               18
(162)    PLAN SUPPLEMENT                                    18
(163)    PNC                                                18
(164)    PREPETITION LOAN AGREEMENT                         18
(165)    PRIORITY NON-TAX CLAIM                             19
(166)    PRIORITY TAX CLAIM                                 19
(167)    PROOF OF CLAIM                                     19
(168)    PURCHASE AGREEMENT                                 19
(169)    PURCHASE CONSIDERATION                             19
(170)    PURCHASED BUSINESS                                 19
(171)    QUARTERLY DISTRIBUTION DATE                        19
(172)    RATABLE, RATABLY OR RATABLE SHARE                  19
(173)    RECORD DATE                                        19
(174)    REMIC GUARANTEE CLAIMS                             19
(175)    REMIC TRUSTEE                                      19
(176)    REMIC TRUSTS                                       19
(177)    REORGANIZED SALE DEBTORS                           20
(178)    REORGANIZED SALE OKWD                              20

                                      (iv)

             (179)    REORGANIZED SALE DEBTORS CAPITALIZATION
                      AMOUNT                                                  20
             (180)    REORGANIZED STAND ALONE DEBTORS                         20
             (181)    REORGANIZED STAND ALONE OAKWOOD                         20
             (182)    RESECURITIZATION NOTE                                   20
             (183)    RESECURITIZATION NOTE PUT OPTION                        20
             (184)    RESECURITIZATION TRUST                                  20
             (185)    RESECURITIZATION TRUSTEE                                21
             (186)    RESIDUAL REMIC CERTIFICATES                             21
             (187)    SALE OPTION                                             21
             (188)    SCHEDULE OF ASSETS AND LIABILITIES                      21
             (189)    SECURED CLAIM                                           21
             (190)    SECURED TAX CLAIM                                       21
             (191)    SENIOR NOTES                                            21
             (192)    SENIOR NOTES CLAIM                                      21
             (193)    SENIOR NOTES INDENTURE                                  21
             (194)    SENIOR NOTES INDENTURE TRUSTEE                          21
             (195)    SERVICING AGREEMENTS                                    22
             (196)    SOLICITATION PROCEDURES ORDER                           22
             (197)    STAND ALONE OPTION                                      22
             (198)    STAND ALONE VOTING TRUST                                22
             (199)    STAND ALONE VOTING TRUST AGREEMENT                      22
             (200)    STAND ALONE VOTING TRUSTEE                              22
             (201)    STATEMENT OF FINANCIAL AFFAIRS                          22
             (202)    SUBSERVICING AGREEMENTS                                 22
             (203)    THOMAS SECURED CLAIM                                    22
             (204)    TRANSFER                                                22
             (205)    U.S. BANK SECURED CLAIM                                 22
             (206)    U.S. GOVERNMENT OBLIGATIONS                             22
             (207)    UNCLAIMED PROPERTY                                      23
             (208)    UNIMPAIRED                                              23
             (209)    UNITED STATES TRUSTEE                                   23
             (210)    UNSECURED CLAIM                                         23
             (211)    WARRANT AGREEMENT                                       23
             (212)    X REMIC CERTIFICATES                                    23
             1.2      RULES OF INTERPRETATION, COMPUTATION OF TIME
                      AND GOVERNING LAW.                                      23
                      (a)     Rules of Interpretation.                        23
                      (b)     Computation of Time.                            24
                      (c)     Governing Law.                                  24

ARTICLE II.  METHOD OF CLASSIFICATION OF CLAIMS AND
             INTERESTS AND GENERAL PROVISIONS                                 24

             2.1      GENERAL RULES OF CLASSIFICATION.                        24
             2.2      HOLDERS OF CLAIMS ENTITLED TO VOTE.                     25
             2.3      ACCEPTANCE BY IMPAIRED CLASSES.                         25
             2.4      NON-CONSENSUAL CONFIRMATION.                            25

                                      (v)

                2.5      ADMINISTRATIVE CLAIMS, PRIORITY TAX CLAIMS
                         AND FEE CLAIMS.                                    25
                2.6      SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS.     25
                2.7      INTENTIONALLY OMITTED.                             25
                2.8      BAR DATES FOR ADMINISTRATIVE CLAIMS.               25
                2.9      BAR DATE FOR FEE CLAIMS.                           26

ARTICLE III.    UNCLASSIFIED CLAIMS                                         26

                3.1      ADMINISTRATIVE CLAIMS.                             26
                3.2      PRIORITY TAX CLAIMS.                               27
                3.3      FEE CLAIMS.                                        27
                3.4      OFC AND OIC TAX CLAIMS.                            27

ARTICLE IV.     CLASSIFICATION, TREATMENT AND VOTING OF
                CLAIMS AND INTERESTS                                        28

                4.1      SUMMARY.                                           28
                4.2      CLASS 1 (PRIORITY NON-TAX CLAIMS).                 29
                4.3      CLASS 2A (SECURED TAX CLAIMS).                     29
                4.4      CLASS 2B (1997 BONDS SECURED CLAIMS).              30
                4.5      CLASS 2C (1998 BONDS SECURED CLAIMS).              30
                4.6      CLASS 2D (AUTO SECURED CLAIMS).                    31
                4.7      CLASS 2E (CAROLINA SECURED CLAIMS).                31
                4.8      CLASS 2F (FIRST AMERICAN SECURED CLAIMS).          32
                4.9      CLASS 2G (FOOTHILL SECURED CLAIMS).                32
                4.10     INTENTIONALLY OMITTED.                             33
                4.11     INTENTIONALLY OMITTED.                             33
                4.12     CLASS 2J (THOMAS SECURED CLAIMS).                  33
                4.13     CLASS 2K (U.S. BANK SECURED CLAIMS).               34
                4.14     CLASS 2L (OTHER SECURED AND SETOFF CLAIMS).        34
                4.15     CLASS 3 (CONVENIENCE CLAIMS).                      35
                4.16     CLASS 4A (SENIOR NOTES CLAIMS).                    36
                4.17     CLASS 4B (JUNIOR NOTES CLAIMS).                    36
                4.18     CLASS 4C (REMIC GUARANTEE CLAIMS).                 36
                4.19     CLASS 4D (LITIGATION CLAIMS).                      37
                4.20     CLASS 4E (OTHER UNSECURED CLAIMS).                 37
                4.21     INTENTIONALLY OMITTED.                             38
                4.22     CLASS 6A (NON-DEBTOR-HELD INTERESTS).              38
                4.23     INTENTIONALLY OMITTED.                             38

ARTICLE V.      CONDITIONS PRECEDENT                                        38

                5.1      CONDITIONS TO CONFIRMATION.                        38
                         (a)     Under the Sale Option.                     38
                         (b)     Under the Stand Alone Option.              41
                5.2      CONDITIONS TO CONSUMMATION.                        42
                         (a)     Under the Sale Option.                     42
                         (b)     Under the Stand Alone Option.              43
                5.3      WAIVER OF CONDITIONS.                              44

                                      (vi)

                5.4      EFFECT OF NONOCCURRENCE OF THE CONDITIONS TO
                         CONSUMMATION.                                                 44

ARTICLE VI.     IMPLEMENTATION                                                         44

                6.1      PLAN IMPLEMENTATION UNDER THE SALE OPTION.                    45
                         (a)     Consummation of Sale Transaction.                     45
                         (b)     Authorization of the Sale Transaction.                45
                         (c)     Revesting and Transfer of Assets.                     45
                         (d)     Merger of Debtors and Vesting of Assets in
                                 Reorganized Sale Debtors.                             46
                         (e)     Treatment of Old Common Stock, Interests and
                                 Beneficial Interest in the Liquidation Trust.         46
                         (f)     Considerations Regarding the Additional Debtors.      46
                         (g)     Distributions of Cash.                                47
                6.2      PLAN IMPLEMENTATION UNDER THE STAND ALONE OPTION.             47
                         (a)     Vesting of Assets.                                    47
                         (b)     Amended and Restated Certificates of
                                 Incorporation.                                        47
                         (c)     Amended and Restated Bylaws.                          48
                         (d)     New Securities.                                       48
                         (e)     Directors.                                            48
                         (f)     Officers.                                             49
                         (g)     Employment Contracts and Professional Retentions.     49
                         (h)     Corporate Action and Other Documents and Actions.     49
                         (i)     Approval of the Exit Facility.                        49
                         (j)     Distributions of Cash.                                50
                         (k)     Distributions of Proceeds from the
                                 Liquidation Trust.                                    50
                6.3      PROVISIONS CONCERNING PLAN IMPLEMENTATION
                         UNDER BOTH THE SALE OPTION  AND THE STAND
                         ALONE OPTION.                                                 50
                         (a)     Substantive Consolidation.                            50
                         (b)     Creation of the Liquidation Trust.                    51
                         (c)     Federal Income Tax Treatment of the Trust
                                 for the Liquidation Trust Assets.                     52
                         (d)     Appointment of Liquidation Trustee                    54
                         (e)     The Liquidation Trust Advisory Committee.             54
                         (f)     Causes of Actions and Defenses.                       55
                         (g)     Termination of the Final DIP Agreement.               56
                         (h)     Dissolution of the Creditors' Committee.              56

ARTICLE VII.    EFFECTS OF PLAN CONFIRMATION                                           56

                                     (vii)

                7.1      DISCHARGE.                                                    56
                7.2      RETENTION OF CAUSES OF ACTION/RESERVATION OF RIGHTS.          57
                7.3      POST-CONSUMMATION EFFECT OF EVIDENCE OF
                         CLAIMS OR INTERESTS.                                          57
                7.4      TREATMENT OF FUTURE CLAIMS.                                   58
                7.5      LIMITED RELEASES BY DEBTORS.                                  58
                7.6      TERM OF INJUNCTIONS OR STAYS.                                 59
                7.7      EXCULPATION.                                                  59
                7.8      INJUNCTION.                                                   59
                7.9      WAIVER OF CERTAIN CLAIMS.                                     60
                7.10     INTENTIONALLY OMITTED.                                        61
                7.11     RELEASE OF LIENS AND PERFECTION OF LIENS.                     61
                7.12     INSURANCE PRESERVATION.                                       62

ARTICLE VIII.   GENERAL PROVISIONS REGARDING
                TREATMENT OF CLAIMS AND INTERESTS AND
                DISTRIBUTIONS UNDER THE PLAN                                           62

                8.1      SPECIAL CONSIDERATIONS FOR DISTRIBUTIONS TO
                         CLASSES 4A, 4B AND 4C.                                        62
                8.2      DISPUTED CLAIM RESERVES AND STAND ALONE VOTING TRUST.         63
                         (a)     Establishment of Disputed Claim Reserves
                                 for Cash Distributions.                               63
                         (b)     Establishment of the Stand Alone Voting
                                 Trust for New Common Stock and New
                                 Warrant Distribution.                                 63
                         (c)     Amounts to Be Reserved.                               63
                         (d)     Distribution.                                         64
                         (e)     Termination of Disputed Claim Reserve or
                                 Stand Alone Voting Trust.                             64
                         (f)     Limitation of Liability for Funding the
                                 Disputed Claim Reserve.                               64
                8.3      TRANSMITTAL OF DISTRIBUTIONS AND NOTICES.                     65
                8.4      UNCLAIMED DISTRIBUTIONS.                                      65
                8.5      SETOFFS.                                                      65
                8.6      WITHHOLDING TAXES AND EXPENSES OF DISTRIBUTION.               65
                8.7      ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN
                         PRINCIPAL AND INTEREST.                                       66
                8.8      DISPUTED IDENTITY OF HOLDER.                                  66
                8.9      TRANSFERS OF CLAIMS.                                          66
                8.10     METHOD OF CASH DISTRIBUTIONS.                                 67
                8.11     DE MINIMIS DISTRIBUTIONS.                                     67
                8.12     NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT OF CLAIM.         67
                8.13     EXEMPTION FROM CERTAIN TRANSFER TAXES.                        67

                                     (viii)

ARTICLE IX.     EXECUTORY CONTRACTS AND UNEXPIRED LEASES                               68

                9.1      ASSUMPTION OR REJECTION OF EXECUTORY
                         CONTRACTS AND UNEXPIRED LEASES.                               68
                9.2      BAR DATE FOR REJECTION DAMAGES.                               69
                9.3      PROCEDURES FOR THE DETERMINATION OF CURE AMOUNTS.             69

ARTICLE X.      DISPUTED, CONTINGENT AND UNLIQUIDATED CLAIMS AND INTERESTS             70

                10.1     OBJECTIONS TO CLAIMS AND INTERESTS.                           70
                10.2     ESTIMATION OF CLAIMS OR INTERESTS.                            70
                10.3     AMENDMENTS TO CLAIMS OR INTERESTS.                            71
                10.4     AUTHORITY TO SETTLE DISPUTED CLAIMS OR INTERESTS.             71
                10.5     NO RECOURSE.                                                  71

ARTICLE XI.     ADMINISTRATIVE PROVISIONS                                              72

                11.1     RETENTION OF JURISDICTION.                                    72
                11.2     INTENTIONALLY OMITTED.                                        74
                11.3     AMENDMENTS.                                                   74
                         (a)     Preconfirmation Amendment.                            74
                         (b)     Postconfirmation/Preconsummation
                                 Amendment Not Requiring Resolicitation.               75
                         (c)     Postconfirmation/Preconsummation
                                 Amendment Requiring Resolicitation.                   75
                11.4     SEVERABILITY OF PLAN PROVISIONS.                              75
                11.5     SUCCESSORS AND ASSIGNS.                                       75
                11.6     EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS.              76
                11.7     PLAN SUPPLEMENT.                                              76
                11.8     CONFIRMATION ORDER AND PLAN CONTROL.                          76
                11.9     PAYMENT OF STATUTORY FEES.                                    76
                11.10    WITHDRAWAL OF PLAN.                                           76
                11.11    PAYMENT DATES.                                                77
                11.12    NOTICES.                                                      77
                11.13    NO ADMISSIONS.                                                78

ARTICLE XII.    CONFIRMATION REQUEST                                                   79

                                      (ix)

                                  INTRODUCTION

                  The Chapter 11 Cases of Oakwood Homes Corporation, Oakwood Mobile Homes, Inc., Oakwood Acceptance Corporation, LLC, HBOS Manufacturing, LP, Suburban Home Sales, Inc., FSI Financial Services, Inc., Home Service Contract, Inc., Tri-State Insurance Agency, Inc., New Dimension Homes, Inc., Dreamstreet Company, LLC, Golden West Leasing, LLC, Crest Capital, LLC, Oakwood Shared Services, LLC, Preferred Housing Services, LP, Oakwood MHD4, LLC, Oakwood Financial Corporation, Oakwood Investment Corporation and Oakwood Servicing Holdings Co., LLC, have been consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Bankruptcy Court. The Plan is proposed by the Debtors. Reference is made to the Disclosure Statement for a discussion of, among other things, the Debtors' history, businesses, historical financial information and properties, and for a summary of the Plan. All creditors entitled to vote on the Plan should review the Disclosure Statement and the terms of the Plan before voting to accept or reject the Plan. In addition, there are other agreements and documents which have been or will be filed as the Plan Supplement which are referenced in the Plan and/or the Disclosure Statement and will be available for review. No solicitation materials, other than the Disclosure Statement and related materials transmitted therewith and approved by the Bankruptcy Court, have been authorized by the Bankruptcy Court for use in soliciting acceptances or rejections of the Plan.

                                   ARTICLE I.

                      DEFINITIONS, RULES OF INTERPRETATION,
                      COMPUTATION OF TIME AND GOVERNING LAW

         1.1      DEFINITIONS.

                  The capitalized terms set forth below shall have the following meanings:

                  (1) 1997 BONDS SECURED CLAIM means that portion of the Claim of Wells Fargo Bank, N.A. arising under loan agreements with Elkhart County, Indiana respecting certain variable rate demand economic development bonds, but only to the extent that it is a Secured Claim secured by a Letter of Credit Mortgage on Debtor HBOS Manufacturing, LP's plant in Elkhart County, Indiana.

                  (2) 1997-A GUARANTEE means the Limited Guarantee by Oakwood, dated February 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-A.

                  (3) 1997-B GUARANTEE means the Limited Guarantee by Oakwood, dated May 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-B.

                  (4) 1997-C GUARANTEE means the Limited Guarantee by Oakwood, dated August 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-C.

                  (5) 1997-D GUARANTEE means the Limited Guarantee by Oakwood, dated November 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-D.

                  (6) 1998 BONDS SECURED CLAIM means that portion of the Claim of Wells Fargo Bank, N.A. arising under loan agreements with Kosciusko County, Indiana respecting certain variable rate demand economic development bonds, but only to the extent that it is a Secured Claim secured by a Letter of Credit and Mortgage on Debtor HBOS Manufacturing, LP's plant in Kosciusko County, Indiana.

                  (7) 1998-B GUARANTEE means the Limited Guarantee by Oakwood, dated May 1, 1998, of the B-Piece REMIC Certificates issued by OMI Trust 1998-B.

                  (8) 1998-C GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1998-C.

                  (9) 1998-D GUARANTEE means the Limited Guarantee by Oakwood, dated October 1, 1998, of the B-Piece REMIC Certificates issued by OMI Trust 1998-D.

                  (10) 1999-A GUARANTEE means the Limited Guarantee by Oakwood, dated January 1, 1999, of the B-Piece REMIC Certificates issued by OMI Trust 1999-A.

                  (11) 1999-B GUARANTEE means the Limited Guarantee by Oakwood, dated April 1, 1999, of the B-Piece REMIC Certificates issued by OMI Trust 1999-B.

                  (12) 1999-C LIMITED GUARANTEE means the Limited Guarantee by Oakwood, dated June 1, 1999, of the B-Piece REMIC Certificates issued by OMI Trust 1999-C.

                  (13) 1999-C GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1999-C.

                  (14) 1999-D GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1999-D.

                  (15) 1999-E GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1999-E.

                  (16) 2000-A GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2000-A.

                  (17) 2000-B GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2000-B.

                  (18) 2001-B GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2001-B.

                  (19) 2001-C GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2001-C.

                  (20) 2001-D GUARANTEE means the Guarantee by Oakwood, dated January 10, 2002, of the B-Piece REMIC Certificates issued by OMI Trust 2001-D.

                  (21) 2001-E GUARANTEE means the Guarantee by Oakwood, dated November 1, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2001-E.

                  (22) 2002-A GUARANTEE means the Guarantee by Oakwood, dated February 1, 2002, of the B-Piece REMIC Certificates issued by OMI Trust 2002-A.

                  (23) 2002-B GUARANTEE means the Guarantee by Oakwood, dated May 1, 2002, of the B-Piece REMIC Certificates issued by OMI Trust 2002-B.

                  (24) ADMINISTRATIVE CLAIM means: (a) a DIP Claim; (b) a Claim, other than a Fee Claim, for payment of costs or expenses of administration specified in sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation (i) the actual, necessary costs and expenses incurred after the Petition Date for preserving the Estates and operating the businesses of the Debtors (such as wages, salaries or commissions for services rendered) and (ii) all fees and charges assessed against the Estates pursuant to section 1930 of title 28 of the United States Code; (c) cure costs associated with the assumption or assumption and assignment of executory contracts and unexpired leases pursuant to section 365 of the Bankruptcy Code; or (d) any Claim based upon a seller's common law right to reclaim goods as used in section 546(c) of the Bankruptcy Code pursuant to the Bankruptcy Court's Order Establishing Procedures With Respect To Reclamation Claims (D.I. 36) entered on November 19, 2002 (y) that has been granted priority under section 546(c)(2)(A) of the Bankruptcy Code or (z) which the Debtors, in their reasonable discretion, elect to treat as though such priority has been granted. Notwithstanding the foregoing, Administrative Claims shall not include any Intercompany Claims.

                  (25) ADMINISTRATIVE CLAIM BAR DATE ORDER means the Bankruptcy Court's order (D.I. 2148) which established the bar date for the filing of certain Administrative Claims arising between the Petition Date and September 30, 2003.

                  (26) AFFILIATE DEBTOR(s) means, in the singular or plural form, the following debtors and debtors-in-possession under the Bankruptcy Code in Chapter 11 Case Nos. 02-13390 through 02-13395, 02-13397 through 02-13404 and
04-10743 through 04-10747, pending in the Bankruptcy Court: Oakwood Mobile Homes, Inc., Oakwood Acceptance Corporation, LLC, HBOS Manufacturing, LP, Suburban Home Sales, Inc., FSI Financial Services, Inc., Home Service Contract, Inc., Tri-State Insurance Agency, Inc., New Dimension Homes, Inc., Dreamstreet Company, LLC, Golden West Leasing, LLC, Crest Capital, LLC, Oakwood Shared Services, LLC, Preferred Housing Services, LP, Oakwood MHD4, LLC, Oakwood Financial Corporation, Oakwood Investment Corporation and Oakwood Servicing Holdings Co., LLC.

                  (27) ALLOWED CLAIM OR INTEREST means a Claim or Interest to the extent (a) such Claim or Interest is scheduled by a Debtor pursuant to the Bankruptcy Code and Bankruptcy Rules in a liquidated amount and not listed as contingent, unliquidated, zero, undetermined or disputed; or (b) a proof of such Claim has been timely filed, or deemed timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, the Bankruptcy Rules and/or any applicable Final Orders of the Bankruptcy Court, or late filed with leave of the Bankruptcy Court, and either (i) is not objected to within the period fixed by the Bankruptcy Code, the Bankruptcy Rules and/or applicable orders of the Bankruptcy Court or (ii) has otherwise been allowed by a Final Order. An Allowed Claim or Allowed Interest: (y) includes a previously Disputed Claim or Interest to the extent such Disputed Claim or Interest becomes allowed when the context so requires; and (z) shall be net of any valid setoff or recoupment amount based on a valid offset or recoupment right. Unless otherwise expressly provided herein, in the Confirmation Order or in another Final Order of the Bankruptcy Court, the term "Allowed Claim" or "Allowed Interest" shall not, for the purposes of computation of distributions under the Plan, include (i) any non-compensatory penalties, fines, punitive damages, exemplary damages, multiple damages, treble damages or any other claims or obligations that do not compensate for actual losses incurred or (ii) any other amounts not allowable under the Bankruptcy Code or applicable law.

                  (28) ALLOWED [CLASS DESIGNATION] CLAIM OR INTEREST means an Allowed Claim or Allowed Interest in the specified Class. For example, an Allowed Convenience Claim is an Allowed Claim in the Class designated herein as Class 3.

                  (29) AMENDED AND RESTATED BYLAWS mean the Reorganized Stand Alone Debtors' bylaws which shall be substantially in the form set forth in the Plan Supplement.

                  (30) AMENDED AND RESTATED CERTIFICATES OF INCORPORATION means the Reorganized Stand Alone Debtors' certificates of incorporation, LLC agreements or similar organizational documents in effect under the laws of the appropriate states, as amended by the Plan, which shall be substantially in the form set forth in the Plan Supplement.

                  (31) APPROVAL HEARING means the Approval Hearing as set forth in the Bid Procedures Order.

                  (32) ASSETS means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible (including contract rights), wherever situated and by whomever possessed), including the goodwill related thereto, operated, owned or leased by the Debtors that constitute property of the Estates within the purview of section 541 of the Bankruptcy Code, including without limitation, any and all claims, causes of action or rights of the Debtors under federal, state or foreign law, letters of credit issued for or on behalf of the Debtors and the proceeds thereof and monies deposited to secure the performance of any contract or lease by the Debtors or any affiliate thereof.

                  (33) AUTO SECURED CLAIM means that portion of the Claim of Citizens Federal S&L and other lenders, but only to the extent that it is a Secured Claim secured by eight (8) automobiles owned by Debtor Suburban Home Sales, Inc.

                  (34) AVOIDANCE ACTIONS mean any claims, rights, defenses or other causes of action arising under any section of chapter 5 of the Bankruptcy Code, including, without limitation, sections 502, 510, 541, 542, 543, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code or under similar or related state or federal statues and common law, including state fraudulent transfer laws, whether or not litigation has been commenced as of the Confirmation Date to prosecute such actions.

                  (35) B-2 REMIC GUARANTEES means collectively, the 1997-A Guarantee, the 1997-B Guarantee, the 1997-C Guarantee, the 1997-D Guarantee, the 1998-B Guarantee, the

1998-C Guarantee, the 1998-D Guarantee, the 1999-A Guarantee, the 1999-B Guarantee, the 1999-C Limited Guarantee, the 1999-C Guarantee, the 1999-D Guarantee, the 1999-E Guarantee, the 2000-A Guarantee, the 2000-B Guarantee, the 2001-B Guarantee, the 2001-C Guarantee, the 2001-D Guarantee, the 2001-E Guarantee, the 2002-A Guarantee and the 2002-B Guarantee.

                  (36) B-PIECE REMIC CERTIFICATES means the B-2 certificates issued by the REMIC Trusts.

                  (37) BALLOT means the ballot distributed to each eligible Holder of a Claim or Interest by the Balloting Agent, on which ballot such Holder may, among other things, vote for or against the Plan.

                  (38) BALLOT DEADLINE means the date and time set by the Bankruptcy Court by which the Balloting Agent must receive all Ballots.

                  (39) BALLOTING AGENT means the entity designated by the Bankruptcy Court to distribute, collect and tabulate Ballots from Holders, or any successor Claims Agent. Initially, the Balloting Agent is BSI.

                  (40) BANKRUPTCY CODE means title 11 of the United States Code, as now in effect or hereafter amended.

                  (41) BANKRUPTCY COURT means the United States Bankruptcy Court for the District of Delaware, having jurisdiction over the Chapter 11 Cases and, to the extent of any withdrawal of the reference made pursuant to section 157 of title 28 of the United States Code, the United States District Court for the District of Delaware.

                  (42) BANKRUPTCY RULES means the Federal Rules of Bankruptcy Procedure and the local rules and general orders of the Bankruptcy Court, as now in effect or hereafter amended.

                  (43) BAR DATE ORDER means the Bankruptcy Court's Order Establishing Bar Dates for Filing Proofs of Claim and Approving Form and Manner of Notice Thereof (D.I. 370), dated January 7, 2003 which established the bar date for the filing of proofs of Unsecured Claims as March 27, 2003.

                  (44) BERKSHIRE means Berkshire Hathaway Inc., a corporation incorporated under the laws of Delaware.

                  (45) BID PROCEDURES ORDER means the Order Under 11 U.S.C. Sections 105(a) and 363 and Fed. R. Bankr. P. 2002 and 6004 Approving Bidding Procedures, Break-Up Fee, Performance of Pre-Closing Obligations, and Form and Manner of Notice Thereof with Respect to Proposed Sale Pursuant to Plan of Reorganization (D.I. 2652).

                  (46)     BSI means Bankruptcy Services LLC.

                  (47) BUSINESS DAY means any day except a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

                  (48) BUYER means Clayton Homes, Inc. or its designee or its designees, as set forth in the Purchase Agreement.

                  (49) CAROLINA SECURED CLAIM means that portion of the Claim of Carolina First Bank arising under a note dated December 27, 2001, but only to the extent that it is a Secured Claim secured by land owned by Debtor Oakwood Mobile Homes, Inc. and located at 3200 Earle E. Morris, Jr. Hwy, Piedmont, South Carolina.

                  (50) CASH means cash and Cash Equivalents, including but not limited to bank deposits, checks, treasury notes and other marketable securities.

                  (51) CASH EQUIVALENTS means equivalents of cash in the form of readily marketable securities or instruments issued by a person other than the Debtors or Reorganized Sale Debtors, including, without limitation, U.S. Government Obligations, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than Two Hundred Million U.S. Dollars ($200,000,000.00), having maturities of no more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

                  (52) CAUSES OF ACTION mean any and all claims, rights, defenses, offsets, recoupments, actions in law or equity or otherwise, causes of action, choses in action, suits, damages, rights to legal or equitable remedies, judgments, third-party claims, counterclaims and cross-claims, including, but not limited, to: all Avoidance Actions and all other claims in avoidance, recovery, subordination or other actions against any Persons, including, but not limited to, those actions described in the Disclosure Statement as amended, the Schedules of Assets and Liabilities as amended from time to time, the Statement of Financial Affairs as amended from time to time and the Plan as amended, whether arising under the Bankruptcy Code or federal, state, or common law, but regardless of whether any of the foregoing matters are subject to pending litigation or proceedings at the Confirmation Date or brought after that date; provided, however, that under the Sale Option, Causes of Action do not include those claims, rights, defenses, offsets, recoupments, actions in equity or other causes of action that are transferred to the Buyer pursuant to the Purchase Agreement.

                  (53) CHAPTER 11 CASE means the chapter 11 case of each Debtor pending before the Bankruptcy Court.

                  (54)     CLAIM means any claim, as such term is defined in
section 101(5) of the Bankruptcy Code, including but not limited to any liability, Interest, Lien, encumbrance or any other "debt" (as that term is defined in section 101(12) of the Bankruptcy Code), from or against the Debtors, their Estates, whether reduced to judgment or not, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or not, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, or arising from any agreement of the

Debtors entered into or obligation of any kind of the Debtors incurred before the Effective Date, or from any conduct of the Debtors occurring prior to the Effective Date or that otherwise arose before the Effective Date (including, without limitation, all interest, if any, on any such debts, whether such interest accrued before or after the date of commencement of the applicable Chapter 11 Case).

                  (55) CLAIMS AGENT means the entity designated by the Bankruptcy Court to act as the claims agent in the Chapter 11 Cases, or any successor claims agent. As of the date of the Plan, the Claims Agent is BSI.

                  (56) CLAIMS/INTERESTS OBJECTION DEADLINE means the last day for filing objections to Claims, including but not limited to Administrative Claims, and Interests as provided in Article X of the Plan.

                  (57) CLASS means a group of Claims or Interests described in Articles III and IV of the Plan.

                  (58) CONFIRMATION DATE means the date the Bankruptcy Court enters the Confirmation Order on its docket.

                  (59) CONFIRMATION HEARING means the hearing or hearings pursuant to which the Bankruptcy Court considers the confirmation of this Plan.

                  (60) CONFIRMATION ORDER means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

                  (61) CONVENIENCE CLAIM means the Claims of a Holder of one or more Allowed Unsecured Claims that, pursuant to section 1122(b) of the Bankruptcy Code, otherwise would be Allowed Other Unsecured Claims that have aggregate Face Amounts of: (i) $5,000.00 or less unless the Holder has properly made the Convenience Class Opt-Out Election on a Ballot properly cast by the Ballot Deadline to opt out of Class 3; or (ii) more than $5,000.00 if the Holder has properly made the Convenience Class Opt-In Election on a Ballot properly cast by the Ballot Deadline to opt into Class 3.

                  (62) CONVENIENCE CLASS ELECTION means a Convenience Class Opt-In Election and/or a Convenience Class Opt-Out Election.

                  (63) CONVENIENCE CLASS OPT-IN ELECTION means the election available to a Holder of one or more Allowed Other Unsecured Claims with aggregate Face Amounts in excess of $5,000.00 to opt into Class 3 and have such Claim(s) treated as a Convenience Claim; provided, however, that the Holder of Such Allowed Other Unsecured Claim(s) has agreed to reduce the Face Amount of such Claim(s) for purposes of voting and distributions under the Plan to a single Claim in an amount equal to or less than $5,000.00.

                  (64) CONVENIENCE CLASS OPT-OUT ELECTION means the election available to a Holder of one or more Allowed Unsecured Claims that, pursuant to section 1122(b) of the Bankruptcy Code, otherwise would be a Convenience Claim that has an aggregate Face Amount of $5,000.00 or less to opt out of Class 3 and have such Claim treated as an Other Unsecured Claim.

                  (65) CREDITORS' COMMITTEE means the Official Committee of Unsecured Creditors in the Chapter 11 Cases, as appointed by the United States Trustee and reconstituted from time to time.

                  (66) DEBTOR-HELD INTEREST means an Interest in Oakwood or an Affiliate Debtor when the Holder is another Debtor.

                  (67) DEBTOR(s) mean, in the singular form, Oakwood or any one of the Affiliate Debtors and, in the plural form, all of Oakwood and the Affiliate Debtors.

                  (68) DIP CLAIM means a Claim of a DIP Lender arising under the Final DIP Agreement and the Final DIP Order.

                  (69) DIP LENDERS collectively means Greenwich Capital Financial Products, Inc. and the other financial institutions (including Berkshire or one of its designees or affiliates) lending under the Final DIP Agreement.

                  (70) DISALLOWED means a Claim or Interest or any portion thereof that (a) has been disallowed by a Final Order, (b) is scheduled at zero or as contingent, disputed or unliquidated and as to which no Proof of Claim has been timely filed pursuant to the Bar Date Order or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order or
(c) is not scheduled by the Debtors in the Schedules of Assets and Liabilities and as to which (i) no Proof of Claim has been timely filed pursuant to the Bar Date Order or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order, or (ii) no request for payment of an Administrative Claim or Fee Claim has been timely filed by the applicable deadline pursuant to Sections 2.8 and 2.9 of the Plan or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order.

                  (71) DISCLOSURE STATEMENT means the disclosure statement that relates to this Plan that was approved by the Bankruptcy Court (D.I. 2050), as such Disclosure Statement may be amended, modified, or supplemented, including the supplemental disclosure statement (D.I. 3538) approved by the Bankruptcy Court by the Disclosure Statement Order pursuant to section 1125 of the Bankruptcy Code (and all exhibits and schedules annexed thereto or referred to therein).

                  (72) DISCLOSURE STATEMENT ORDER means the order of the Bankruptcy Court approving the Disclosure Statement, as supplemented, as containing adequate information pursuant to section 1125 of the Bankruptcy Code (D.I. 3543).

                  (73) DISPUTED AMOUNT means an amount equal to the total of that portion (including, when appropriate, the whole) of a Claim or Interest that is a Disputed Claim or Interest, including that portion of the Face Amount of a Disputed Claim or Interest which is not an Allowed Claim or Interest or a Disallowed Claim or Interest.

                  (74) DISPUTED CLAIM OR INTEREST means that portion (including, when appropriate, the whole) of a Claim or Interest that is not an Allowed Claim or Interest or Disallowed Claim or Interest and (i) to which an objection has been timely filed or (ii) before the time that an objection has been or may be filed if: (a) the amount or classification of the Claim or Interest specified in the relevant proof of Claim or Interest exceeds the amount or is different from the classification of any corresponding Claim or Interest scheduled by the relevant Debtor in its Schedules of Assets and Liabilities; (b) any corresponding Claim or Interest scheduled by the relevant Debtor has been scheduled as disputed, contingent or unliquidated; or (c) no corresponding Claim or Interest has been scheduled by the relevant Debtor in its Schedules of Assets and Liabilities.

                  (75) DISPUTED CLAIMS RESERVE shall have the meaning ascribed to it in Section 6.3(c)(ii) of the Plan.

                  (76) DISTRIBUTION ADDRESS means (a) the address indicated on any notice of appearance filed by a Person or his authorized agent prior to the Effective Date, (b) if no notice of appearance has been filed, then the address indicated on a properly filed Proof of Claim or, absent such a Proof of Claim, the address set forth in the relevant Schedule of Assets and Liabilities for that Person or register maintained for registered securities, or (c) for REMIC Guarantee Claims, the address set forth in Section 8.3 of the Plan.

                  (77) DISTRIBUTION DATE means (i) initially, the Initial Distribution Date, and (ii) subsequently, the Quarterly Distribution Dates or such other dates as the Liquidation Trust may establish from time to time to make any distribution.

                  (78) EFFECTIVE DATE means: (a) if no stay of the Confirmation Order is in effect, the first Business Day after the date all of the conditions set forth in the Plan have been satisfied or waived as set forth in the Plan, or such later date as may reasonably be agreed to by the Debtors, the Creditors' Committee and the Buyer (under the Sale Option) or Berkshire (under the Stand Alone Option); or (b) if a stay of the Confirmation Order is in effect, on the first Business Day (or such later date as may reasonably be agreed by the Debtors, the Creditors' Committee and the Buyer (under the Sale Option) or Berkshire (under the Stand Alone Option)) after the later of: (i) the date such stay is vacated; and (ii) the date each condition set forth in the Plan has been satisfied or waived as set forth in the Plan.

                  (79) ESTATE means the relevant estate created in each of the Chapter 11 Cases pursuant to section 541 of the Bankruptcy Code, both individually and collectively, including the consolidated Estates of the Debtors pursuant to the Plan and the Confirmation Order.

                  (80) ESTIMATION ORDER means a Final Order of the Bankruptcy Court, pursuant to Rule 3018 of the Bankruptcy Rules, which may be the Confirmation Order, estimating for voting, distribution or any other proper purposes under the Bankruptcy Code (under section 502(c) of the Bankruptcy Code) the aggregate (and if applicable, individual) Face Amount of Disputed Claims, whether classified or unclassified under this Plan.

                  (81) EXCLUDED ASSETS mean those Assets that, under the Sale Option, will not be Transferred to the Buyer on the Effective Date, as provided in the Purchase Agreement. For the avoidance of doubt, the Causes of Action are Excluded Assets.

                  (82) EXCLUDED SALE DEBTOR ASSETS mean the following Excluded Assets: (a) all policies of insurance held by the Debtors and their non-debtor affiliates; and (b) all Excluded Assets owned by OFC and OIC.

                  (83) EXCLUDED SALE TRUST ASSETS mean all Excluded Assets other than the Excluded Sale Debtor Assets.

                  (84) EXECUTORY CONTRACT SCHEDULE means the schedule of executory contracts and unexpired leases designated by the Debtors for assumption, under the Sale Option, or rejection, under the Stand Alone Option, as of the Effective Date of the Plan, pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code and Section 9.1 of this Plan, which shall be in substantially the form contained in the Plan Supplement.

                  (85) EXIT FACILITY means the financing or financings obtained by the Debtors pursuant to the Exit Facility Agreement under the Stand Alone Option.

                  (86) EXIT FACILITY AGREEMENT means, under the Stand Alone Option, that certain financing agreement obtained by the Debtors which is substantially in the form set forth in the Plan Supplement.

                  (87) EXIT FACILITY LENDER means the lender or lenders providing the Exit Facility under the Stand Alone Option.

                  (88) FACE AMOUNT means: (a) with respect to any Claim for which a Proof of Claim is filed, an amount equal to: (i) the liquidated amount, if any, set forth therein; or (ii) any other amount set forth in an Estimation Order or order allowing such a Claim; or (b) with respect to any Claim scheduled in the relevant Debtor's Schedules of Assets and Liabilities, but for which no Proof of Claim is timely filed, the amount of the Claim scheduled as undisputed, noncontingent and liquidated.

                  (89) FEE CLAIM means: (a) a Claim of a professional person retained by order of the Bankruptcy Court for compensation and/or reimbursement of expenses pursuant to section 327, 328, 330 or 331 of the Bankruptcy Code in connection with the Chapter 11 Cases or (b) a Claim of any professional or other party-in-interest seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to sections 503(b)(3), 503(b)(4), 503(b)(5) or 503(b)(6) of the Bankruptcy Code.

                  (90) FEE ORDER means the Bankruptcy Court's Administrative Order, Pursuant To Sections 331 And 105 Of The Bankruptcy Code, Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals [D.I. 60] dated December 18, 2002 (D.I. 277), in the Chapter 11 Cases, as may have been amended or supplemented from time to time.

                  (91) FINAL DIP AGREEMENT means the Amended and Restated Debtor-In-Possession Financing And Security Agreement, dated as of December 31, 2003, by and among the Debtors and Greenwich Capital Financial Products, Inc., as agent, and all other supporting and related agreements and documents, as amended, whenever finalized and signed, as authorized by the Final DIP Order.

                  (92) FINAL DIP ORDER means the Bankruptcy Court's Final Order Pursuant To 11 U.S.C. Sections 105, 362 And 364, And Bankruptcy Rules 2002, 4001 And 9014 (a) Approving Replacement Debtor-In-Possession Financing With Administrative Expense Superpriority And Secured By Senior Liens, (b) Granting Senior Liens And Superpriority Administrative Expense Status And (c) Granting Other Relief (D.I. 328) dated December 31, 2002 as amended and restated by the Bankruptcy Court's Final Order Pursuant To 11 U.S.C. Sections 105, 362 And 364, And Bankruptcy Rules 2002, 4001 And 9014 (a) Approving Replacement Debtor-In-Possession Financing With Administrative Expense Superpriority And Secured By Senior Liens, (b) Granting Senior Liens And Superpriority Administrative Expense Status And (c) Granting Other Relief (D.I. 3346) dated January 15, 2004.

                  (93) FINAL ORDER means an order or judgment of the Bankruptcy Court, as entered on the docket of the Bankruptcy Court, that has not been reversed, stayed, modified or amended, and as to which: (a) the time to appeal or seek review has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for review, rehearing, remand or certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought; provided, however, that the possibility that a motion under section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or other rules or law governing procedure in cases before the Bankruptcy Court, may be filed with respect to such order shall not cause such order not to be a Final Order.

                  (94) FIRST AMERICAN SECURED CLAIM means that portion of the Claim of First American Title on behalf of Yuet and Toy Wong arising under a note dated July 8, 1981, but only to the extent that it is a Secured Claim secured by property owned by Debtor HBOS Manufacturing, LP and located at 6258 Northwest Grand Ave., Glendale, Arizona 85301.

                  (95) FOOTHILL collectively means Foothill Capital Corporation and certain other lenders (including Wells Fargo Bank, N.A.) under the Prepetition Loan Agreement.

                  (96) FOOTHILL SECURED CLAIM means that portion of the Claim of Foothill arising under the Prepetition Loan Agreement, but only to the extent that it is a Secured Claim secured by an escrow deposit established pursuant to the Bankruptcy Court's Order Adjourning Hearing On Foothill Capital Corp.'s As Agent For Itself & Certain DIP Lenders, Notice Of Payoff & Setting Dates By Which Briefs Are Due (D.I. 471), dated January 23, 2003; and the agreement executed pursuant to that order.

                  (97)     FUTURE CLAIM means any Claim against a Debtor that
(a) arises out of or relates to pre-Confirmation Date actions, omissions, events, occurrences, or failures, (b) did not manifest itself sufficiently prior to the Confirmation Date to provide the Holder of the Claim with a Constitutionally sufficient opportunity to file proof of such Claim or otherwise assert rights with respect to such Claim in the Debtors' Chapter 11 cases, and (c) did not "arise" for purposes of applicable non-bankruptcy law until after the Confirmation Date.

                  (98)     HOLDER means a Person holding an Interest or a Claim.

                  (99) IMPAIRED shall have the meaning ascribed to such term in section 1124 of the Bankruptcy Code.

                  (100) INITIAL DISTRIBUTION DATE means (a) with respect to Administrative Claims, Priority Non-Tax Claims, Priority Tax Claims and Convenience Claims, the date that is the later of (i) the Effective Date (or as soon thereafter as reasonably practicable) and (ii) the date (or as soon thereafter as is reasonably practicable) such Claims become Allowed Claims or otherwise become payable under the Plan; (b) with respect to Fee Claims, the date (or as soon thereafter as reasonably practicable) that such Claims (i) are allowed by Final Order of the Bankruptcy Court or (ii) become Allowed Claims after the Effective Date; and (c) with respect to the Secured Claims, the Junior Notes Claims, the Senior Notes Claims, the REMIC Guarantee Claims, the Litigation Claims, the Other Unsecured Claims and the Interests (subject to the priority scheme set forth in the Plan), the date as soon as reasonably practicable after the Effective Date or the date they become Allowed Claims. With respect to Secured Claims, occurrence of the Distribution Date shall be subject, if applicable, to the Estates' receipt of the Net Proceeds of the sale of the relevant collateral.

                  (101) INITIAL STAND ALONE TRUST ASSETS means the Causes of Action and $1,000,000 in Cash.

                  (102) INSIDER shall have the meaning ascribed to such term in section 101(31) of the Bankruptcy Code.

                  (103) INTERCOMPANY CLAIM means a Claim of any Debtor against another Debtor, whether arising before or after the Petition Date, including, without limitation, any Claim by OAC against OSHC for damages arising from rejection of the Subservicing Agreements.

                  (104) INTEREST means any equity security, including Old Common Stock, within the meaning of section 101(16) of the Bankruptcy Code, in a Debtor. For purposes of voting and distributions under the Plan, the defined term Interest shall also include a Claim against a Debtor that is subject to subordination under section 510(b) of the Bankruptcy Code.

                  (105) INTERESTED PARTY PROFESSIONALS means the following professionals, and only the following professionals, of the Debtors, the Creditors' Committee or members and ex officio members of the Creditors'
Committee: Morris, Nichols, Arsht & Tunnell; Rayburn, Cooper & Durham, P.A.; Hunton & Williams; Kennedy Covington Lobdell & Hickman L.L.P.; FTI Consulting, Inc.; PricewaterhouseCoopers LLP; Akin Gump Strauss Hauer & Feld LLP; McCarter & English, LLP; Deloitte & Touche LLP; Alvarez & Marsal; Stites & Harbison, PLLC; Faegre & Benson LLP; Seward & Kissel LLP; Richards, Layton & Finger, P.C.; Morgan Lewis & Bockius LLP; Prime Locations, LLC; The Core Network; Andrew Davidson & Co., Inc.; Miller Buckfire Lewis Ying & Co., LLC; Munger, Tolles & Olson LLP; Young Conaway Stargatt & Taylor, LLP; and King & Spalding LLP.

                  (106) JPMORGAN means JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank.

                  (107) JUNIOR NOTES mean the 8% Reset Debentures in the original principal amount of $17 million due June 1, 2007, pursuant to an Indenture and a First Supplemental Indenture, both dated March 1, 1992, and the 8% Reset Debentures in the original principal amount of $23 million due June 1, 2007, pursuant to a Second Supplemental Indenture dated July 15, 1992.

                  (108) JUNIOR NOTES CLAIM means an Unsecured Claim of the Junior Notes Indenture Trustee under the Junior Notes Indenture, or an Unsecured Claim of any Holder of Junior Notes for the payment of any principal, premium, if any, and interest owing and unpaid as of the Petition Date in respect of such Junior Notes.

                  (109) JUNIOR NOTES INDENTURE means the Indenture and First Supplemental Indenture both dated March 1, 1992 and the Second Supplemental Indenture dated July 15, 1992, between the Debtors and First Union National Bank, f/k/a Delaware Trust Company, with respect to the Junior Notes, as the same may have been amended and/or supplemented from time to time.

                  (110) JUNIOR NOTES INDENTURE TRUSTEE means U.S. Bank Trust, N.A., as the indenture trustee under the Junior Notes Indenture, or any successor indenture trustees under the Junior Notes Indenture.

                  (111) LIEN has the meaning ascribed to such term in section 101(37) of the Bankruptcy Code (but a lien that has or may be avoided pursuant to an Avoidance Action or any other Cause of Action shall not constitute a
Lien).

                  (112) LIQUIDATION TRUST means the trust created on the Effective Date pursuant to this Plan and the Liquidation Trust Agreement.

                  (113) LIQUIDATION TRUST ADVISORY COMMITTEE means the advisory board that is to be created pursuant to Section 6.3 of the Plan.

                  (114) LIQUIDATION TRUST AGREEMENT means that certain agreement which is to govern the Liquidation Trust, substantially in the form set forth in the Plan Supplement.

                  (115) LIQUIDATION TRUSTEE means the trustee appointed pursuant to the Plan and the Liquidation Trust Agreement.

                  (116) LITIGATION CLAIMS means: (a) all Claims against the Debtors asserted under lawsuits or complaints which are pending as of the commencement of the Chapter 11 Cases in any court, including, without limitation, state or federal court; (b) all Claims against the Debtors subject to mediation or arbitration which are pending as of the commencement of the Chapter 11 Cases that could potentially be asserted under lawsuits or complaints in any court; or (c) all Claims raised or made to the Debtors by any Person, including, without limitation, offices of state attorneys general, related to matters arising prior to commencement of the Chapter 11

Cases that could have been asserted under lawsuits or complaints in any court or could have been subject to mediation or arbitration.

                  (117) NET PROCEEDS means the Cash consideration received from the sale, Transfer, or collection of property of the Estates or the conversion of such property to Cash in some other manner as contemplated in, or reasonably within the scope of, this Plan including the Purchase Consideration, whether occurring prior to or after the Effective Date, less the reasonable, necessary and customary expenses attributable to such sale, Transfer, collection or conversion, including costs of curing defaults under executory contracts that are assigned, paying personal property or other taxes accruing in connection with such sale, Transfer or conversion of such property, brokerage fees and commissions, collection costs, reasonable attorneys' fees and expenses, and any applicable taxes or other claims of any governmental authority in connection with such property and any escrows or accounts established to hold funds for purchase price adjustments, indemnification claims or other purposes in connection with such sale, Transfer or collection; provided, however, that upon the release to the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) of funds from such escrows or accounts, such funds shall become Net Proceeds of the relevant sale, Transfer or collection.

                  (118) NEW COMMON STOCK means, under the Stand Alone Option, the 20,000,000 shares of common stock of Reorganized Stand Alone Oakwood to be authorized in accordance with the Plan and Reorganized Stand Alone Oakwood's Amended and Restated Certificate of Incorporation, having a par value of $0.01 per share.

                  (119) NEW WARRANTS means, under the Stand Alone Option, warrants to purchase 1,000,000 shares of New Common Stock pursuant to the terms of the Warrant Agreement, under the Stand Alone Option.

                  (120) NON-DEBTOR-HELD INTEREST means an Interest in Oakwood when the Holder is not a Debtor.

                  (121)    OAC means Oakwood Acceptance Corporation, LLC.

                  (122)    OAKWOOD means Oakwood Homes Corporation.

                  (123)    OFC means Oakwood Financial Corporation.

                  (124) OFC AND OIC TAX CLAIMS mean all contingent unliquidated Claims (a) against OFC for federal and state income taxes arising out of its ownership of certain of the REMIC Residual Certificates; and (b) against OIC for federal and state income taxes arising out of its ownership of certain of the Residual REMIC Certificates.

                  (125)    OIC means Oakwood Investment Corporation.

                  (126) OLD COMMON STOCK means the pre-confirmation common stock of, or other equity interest in, however derivative, Oakwood and outstanding or held in treasury as of the Record Date.

                  (127)    OMI means Oakwood Mortgage Investors, Inc.

                  (128) OMI TRUST 1995-B means the trust formed pursuant to the Series 1995-B Pooling and Servicing Agreement, dated as of October 1, 1995, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as Servicer, and JPMorgan as successor in interest to the Chase Manhattan Trust Company, National Association, as trustee.

                  (129) OMI TRUST 1996-A means the trust formed pursuant to the Series 1996-A Pooling and Servicing Agreement, dated as of February 1, 1996, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as Servicer, and JPMorgan as successor in interest to the Chase Manhattan Trust Company, National Association, as trustee.

                  (130) OMI TRUST 1996-B means the trust formed pursuant to the Series 1996-B Pooling and Servicing Agreement, dated as of July 1, 1996, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as Servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (131) OMI TRUST 1996-C means the trust formed pursuant to the Series 1996-C Pooling and Servicing Agreement, dated as of October 1, 1995, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as Servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (132) OMI TRUST 1997-A means the trust formed pursuant to the Series 1997-A Pooling and Servicing Agreement, dated as of February 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (133) OMI TRUST 1997-B means the trust formed pursuant to the Series 1997-B Pooling and Servicing Agreement, dated as of May 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (134) OMI TRUST 1997-C means the trust formed pursuant to the Series 1997-C Pooling and Servicing Agreement, dated as of August 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (135) OMI TRUST 1997-D means the trust formed pursuant to the Series 1997-D Pooling and Servicing Agreement, dated as of November 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (136) OMI TRUST 1998-A means the trust formed pursuant to the Series 1998-A Pooling and Servicing Agreement, dated as of February 1, 1998, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as Servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (137) OMI TRUST 1998-B means the trust formed pursuant to the Series 1998-B Pooling and Servicing Agreement, dated as of May 1, 1998, as amended December 11, 2000 and September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (138) OMI TRUST 1998-C means the trust formed pursuant to the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998, as amended December 12, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (139) OMI TRUST 1998-D means the trust formed pursuant to the Series 1998-D Pooling and Servicing Agreement, dated as of October 1, 1998, as amended April 29, 1999 and September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (140) OMI TRUST 1999-A means the trust formed pursuant to the Series 1999-A Pooling and Servicing Agreement, dated as of January 1, 1999, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (141) OMI TRUST 1999-B means the trust formed pursuant to the Series 1999-B Pooling and Servicing Agreement, dated as of April 1, 1999, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (142) OMI TRUST 1999-C means the trust formed pursuant to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, as amended November 1, 2000, December 12, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (143) OMI TRUST 1999-D means the trust formed pursuant to the Series 1999-D Pooling and Servicing Agreement, dated as of August 1, 1999, as amended December 12, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (144) OMI TRUST 1999-E means the trust formed pursuant to the Series 1999-E Pooling and Servicing Agreement, dated as of November 1, 1999, as amended December 11,

2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (145) OMI TRUST 2000-A means the trust formed pursuant to the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000, as amended December 11, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (146) OMI TRUST 2000-B means the trust formed pursuant to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000, as amended December 11, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (147) OMI TRUST 2000-C means the trust formed pursuant to the Series 2000-C Pooling and Servicing Agreement, dated as of September 1, 2000, as amended December 1, 2000, December 14, 2000 and September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as Servicer, and Wells Fargo Bank Minnesota, National Association, as trustee.

                  (148) OMI TRUST 2000-D means the trust formed pursuant to the Series 2000-D Pooling and Servicing Agreement, dated as of December 1, 2000, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as Servicer, and Wells Fargo Bank Minnesota, National Association, as trustee.

                  (149) OMI TRUST 2001-B means the trust formed pursuant to the Series 2001-B Pooling and Servicing Agreement, dated as of February 1, 2001, as amended September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, February 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (150) OMI TRUST 2001-C means the trust formed pursuant to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001, as amended October 2, 2001, August 10, 2001 and December 12, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (151) OMI TRUST 2001-D means the trust formed pursuant to the Series 2001-D Pooling and Servicing Agreement, dated as of August 1, 2001, as amended December 12, 2001 and January 10, 2002, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (152) OMI TRUST 2001-E means the trust formed pursuant to the Series 2001-E Pooling and Servicing Agreement, dated as of November 1, 2001, and incorporating the Standard

Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (153) OMI TRUST 2002-A means the trust formed pursuant to the Series 2002-A Pooling and Servicing Agreement, dated as of February 1, 2002, and incorporating the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (154) OMI TRUST 2002-B means the trust formed pursuant to the Series 2002-B Pooling and Servicing Agreement, dated as of May 1, 2002, and incorporating the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (155) OMI TRUST 2002-C means the trust formed pursuant to the Series 2002-C Pooling and Servicing Agreement, dated as of August 1, 2002, and incorporating the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

                  (156)    OSHC means Oakwood Servicing Holdings Co., LLC.

                  (157) OTHER SECURED AND SETOFF CLAIM means any Secured Claim that is not: (a) a DIP Claim; (b) the 1997 Bonds Secured Claim; (c) the 1998 Bonds Secured Claim; (d) the Auto Secured Claim; (e) the Carolina Secured Claim; (f) the First American Secured Claim; (g) the Foothill Secured Claim; (h) the Thomas Secured Claim; (i) the U.S. Bank Secured Claim; or (j) a Secured Tax Claim.

                  (158) OTHER UNSECURED CLAIMS means an Unsecured Claim that is not: (a) a Convenience Claim; (b) a REMIC Guarantee Claim; (c) a Senior Notes Claim; (d) a Junior Notes Claim; (e) a Litigation Claim; (f) an Administrative Claim; (g) a Fee Claim; (h) a Priority Tax Claim; or (i) a Priority Non-Tax Claim.

                  (159) PERSON shall have the meaning ascribed to such term in section 101(41) of the Bankruptcy Code.

                  (160)    PETITION DATE means November 15, 2002.

                  (161) PLAN means this Plan of Reorganization, dated as of the date set forth on the first page hereof, for each of the Debtors, together with any amendments or modifications hereto as the Debtors may file hereafter in accordance with the terms of the Plan.

                  (162) PLAN SUPPLEMENT means the Bankruptcy Court filing specified in Section 11.7 of the Plan, the content of which is incorporated herein by reference.

                  (163)    PNC means PNC Bank National Association.

                  (164) PREPETITION LOAN AGREEMENT means that Loan and Security Agreement dated January 22, 2002 among the Debtors and Foothill, as amended pursuant to the First

Amendment to Loan Agreement dated July 2002 and the Second Amendment to Loan Agreement dated July 31, 2002.

                  (165) PRIORITY NON-TAX CLAIM means any Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code that is not: (i) an Administrative Claim; (ii) a Priority Tax Claim; or (iii) a Fee Claim.

                  (166) PRIORITY TAX CLAIM means a Claim for taxes entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

                  (167) PROOF OF CLAIM means a proof of claim that is timely filed and in compliance with the Bankruptcy Rules and the Bar Date Order.

                  (168) PURCHASE AGREEMENT means that certain Asset Purchase Agreement, dated as of November 24, 2003, by and among the Debtors and certain non-debtor affiliates and Buyer, as attached as an exhibit to the Disclosure Statement, pursuant to which the Buyer will purchase the Purchased Business under the Sale Option.

                  (169) PURCHASE CONSIDERATION means the consideration to be paid by the Buyer pursuant to the Purchase Agreement under the Sale Option.

                  (170) PURCHASED BUSINESS means, under the Sale Option, all of the Assets to be Transferred to the Buyer on the Effective Date pursuant to the Purchase Agreement. For the avoidance of doubt, the Purchased Business does not include the Excluded Assets.

                  (171) QUARTERLY DISTRIBUTION DATE means the first Business Day after the end of each quarterly calendar period (i.e., March 31, June 30, September 30, and December 31 of each calendar year) following the Effective Date.

                  (172) RATABLE, RATABLY OR RATABLE SHARE means, at any time, the proportion that the Face Amount of a Claim in a particular Class or group of Classes (in the case of Class 4) bears to the aggregate Face Amount of all Claims (including Disputed Claims but excluding Disallowed Claims) in such Class or group of Classes (in the case of Class 4), unless the Plan otherwise provides.

                  (173)    RECORD DATE means the Confirmation Date.

                  (174) REMIC GUARANTEE CLAIMS mean all of the Unsecured Claims arising from the B-2 REMIC Guarantees and the Resecuritization Note Put Option.

                  (175) REMIC TRUSTEE means JPMorgan in its capacity as trustee, indenture trustee, successor trustee, securities intermediary, verification agent, paying agent, as applicable, and Resecuritization Trustee, for the holders of notes and certificates, including Holders of the B-Piece REMIC Certificates and the Resecuritization Note, issued by each of the REMIC Trusts and the Resecuritization Trust and any duly appointed successor or successors.

                  (176) REMIC TRUSTS mean the following non-Debtor Real Estate Mortgage Investment Conduit Securitization Trusts: the OMI Trust 1995-B, the OMI Trust 1996-A, the

OMI Trust 1996-B, the OMI Trust 1996-C, the OMI Trust 1997-A, the OMI Trust 1997-B, the OMI Trust 1997-C, the OMI Trust 1997-D, the OMI Trust 1998-A, the OMI Trust 1998-B, the OMI Trust 1998-C, the OMI Trust 1998-D, the OMI Trust 1999-A, the OMI Trust 1999-B, the OMI Trust 1999-C, the OMI Trust 1999-D, the OMI Trust 1999-E, the OMI Trust 2000-A, the OMI Trust 2000-B, the OMI Trust 2000-C, the OMI Trust 2000-D, the OMI Trust 2001-B, the OMI Trust 2001-C, the OMI Trust 2001-D, the OMI Trust 2001-E, the OMI Trust 2002-A, the OMI Trust 2002-B and the OMI Trust 2002-C.

                  (177) REORGANIZED SALE DEBTORS means, under the Sale Option, (a) Reorganized Sale OKWD, (b) the Affiliate Debtors and OSHC as merged into Reorganized Sale OKWD on or after the Effective Date, (c) OFC and (d) OIC on and after the Effective Date.

                  (178) REORGANIZED SALE OKWD means, under the Sale Option, Oakwood on and after the Effective Date.

                  (179) REORGANIZED SALE DEBTORS CAPITALIZATION AMOUNT means, under the Sale Option, those Assets as may be identified in the Plan Supplement and determined pursuant to an order or orders of the Bankruptcy Court (which may be the Confirmation Order) to be appropriate to fund the post-Effective Date operation of the Reorganized Sale Debtor, including the payment of all insurance premiums and the resolution of Future Claims.

                  (180) REORGANIZED STAND ALONE DEBTORS means, under the Stand Alone Option, Reorganized Stand Alone Oakwood and the Affiliate Debtors on and after the Effective Date as reincorporated or otherwise established.

                  (181) REORGANIZED STAND ALONE OAKWOOD means, under the Stand Alone Option, Oakwood on and after the Effective Date as reincorporated or otherwise established.

                  (182) RESECURITIZATION NOTE means the Class A note issued by the Resecuritization Trust secured, in part, by certain B-Piece REMIC Certificates and X REMIC Certificates issued by the OMI Trust 1998-C, the OMI Trust 1999-C, the OMI Trust 1999-D, the OMI Trust 1999-E, the OMI Trust 2000-A, the OMI Trust 2000-B, the OMI Trust 2001-B, the OMI Trust 2001-C, the OMI Trust 2001-D, the OMI Trust 2001-E, the OMI Trust 2002-A and the OMI Trust 2002-B.

                  (183) RESECURITIZATION NOTE PUT OPTION means Oakwood's obligation to the holder of the Resecuritization Note to purchase the Resecuritization Note on each payment date under the Resecuritization Note, beginning with the payment date occurring in September 2011 and ending with the payment date occurring in September 2012.

                  (184) RESECURITIZATION TRUST means the Oakwood Mortgage Resecuritization Trust 2001 formed pursuant to the Amended and Restated Trust Agreement, dated as of February 1, 2002, as amended and supplemented by the Trust Agreement Amendment and Supplement, dated as of March 1, 2002, and the Trust Agreement Amendment and Supplement, dated as of June 1, 2002, among OMI, as depositor, OAC, as securities administrator, and the Resecuritization Trustee.

                  (185) RESECURITIZATION TRUSTEE means JPMorgan in its capacity as trustee and securities intermediary of the Resecuritization Trust.

                  (186) RESIDUAL REMIC CERTIFICATES means the Class R REMIC Certificates representing the residual interests in the REMIC Trusts.

                  (187) SALE OPTION means the implementation of the Plan pursuant to Section 6.1 and other attendant provisions of the Plan.

                  (188) SCHEDULE OF ASSETS AND LIABILITIES means, as amended, supplemented or modified, a Debtor's schedule of assets and liabilities filed with the Bankruptcy Court on January 31, 2003 (D.I. 516, 518, 521, 524, 526, 528, 531, 533, 535, 539, 541, 543) pursuant to sections 521(1) and 1106(a)(2) of the Bankruptcy Code.

                  (189) SECURED CLAIM means: (a) that portion of a Claim that is secured by a valid, perfected and enforceable security interest, Lien, mortgage or other encumbrance, that is not subject to an Avoidance Action, in or upon any right, title or interest of any of the Debtors in and to property of the Estates, to the extent of the value of the Holder's interest in such property as of the relevant determination date or (b) any Claim that is subject to an offset right pursuant to section 553 of the Bankruptcy Code, to the extent of the amount subject to a valid setoff, in the case of each of (a) and (b) as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code. Such defined term shall not include for voting or distribution purposes any such Claim that has been or will be paid in connection with the cure of defaults under an assumed executory contract or unexpired lease under section 365 of the Bankruptcy Code.

                  (190) SECURED TAX CLAIM means a Claim for taxes to the extent that it is a Secured Claim under state or federal law, excluding any Claim that is an Administrative Claim or Priority Tax Claim.

                  (191) SENIOR NOTES mean the 7.875% Senior Notes in the aggregate principal amount of $125 million due March 2004 and the 8.125% Senior Notes in the aggregate principal amount of $175 million due March 2009 pursuant to an Indenture and First Supplemental Indenture, both dated March 2, 1999.

                  (192) SENIOR NOTES CLAIM means the Unsecured Claim of the Senior Notes Indenture Trustee under the Senior Notes Indenture, or the Claim of any Holder of Senior Notes for the payment of any principal, premium, if any, and interest owing and unpaid as of the Petition Date in respect of such Senior Notes.

                  (193) SENIOR NOTES INDENTURE means the Indenture and First Supplemental Indenture, both dated March 2, 1999, between the Debtors and Bank One, N.A., f/k/a The First National Bank of Chicago, with respect to the Senior Notes, as the same may have been amended from time to time.

                  (194) SENIOR NOTES INDENTURE TRUSTEE means U.S. Bank Trust, N.A., as the current indenture trustee under the Senior Notes Indenture, or any successor indenture trustee(s) to U.S. Bank Trust, N.A. under the Senior Notes Indenture.

                  (195) SERVICING AGREEMENTS means the servicing agreements assumed by OAC and assigned to OHSC under section 365 of the Bankruptcy Court as authorized by Final Orders entered by the Bankruptcy Court (D.I. 369, D.I. 424 and D.I. 425).

                  (196) SOLICITATION PROCEDURES ORDER means the Order entered by the Bankruptcy Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan (D.I. 3543).

                  (197) STAND ALONE OPTION means the implementation of the Plan pursuant to Section 6.2 and other attendant provisions of the Plan.

                  (198) STAND ALONE VOTING TRUST means the trust created on the Effective Date pursuant to the Plan and the Stand Alone Voting Trust Agreement.

                  (199) STAND ALONE VOTING TRUST AGREEMENT means that certain agreement which is to govern the Stand Alone Voting Trust, substantially in the form set forth in the Plan Supplement.

                  (200) STAND ALONE VOTING TRUSTEE means the trustees appointed pursuant to the Plan and the Stand Alone Voting Trust Agreement.

                  (201) STATEMENT OF FINANCIAL AFFAIRS means, as amended, supplemented or modified, a Debtor's statement of financial affairs filed with the Bankruptcy Court on January 31, 2003 (D.I. 515, 517, 520, 522, 525, 527,
530, 532, 534, 537, 540, 542) pursuant to sections 521(1) and 1106(a)(2) of the
Bankruptcy Code.

                  (202) SUBSERVICING AGREEMENTS means the subservicing agreements between OSHC and OAC, as amended, approved by Orders of the Bankruptcy Court (D.I. 369, D.I. 424 and D.I. 425).

                  (203) THOMAS SECURED CLAIM means that portion of the Claim of Lecil V. and Tommie Jane Thomas arising under a note dated January 15, 1993, but only to the extent that it is a Secured Claim secured by property owned by Debtor HBOS Manufacturing, LP and located at 508 Palmer Road, Rockwell, North Carolina.

                  (204) TRANSFER shall have the meaning ascribed to such term in section 101(54) of the Bankruptcy Code.

                  (205) U.S. BANK SECURED CLAIM means that portion of the Claim of U.S. Bank National Association arising under a note dated April 2, 1991, but only to the extent that it is a Secured Claim secured by property owned by Debtor HBOS Manufacturing, LP and located in Albany, Linn County, Oregon.

                  (206) U.S. GOVERNMENT OBLIGATIONS means securities that are direct obligations of, or obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged, or funds consisting solely of such securities.

                  (207) UNCLAIMED PROPERTY means any Cash or other distributable property unclaimed for a period of ninety (90) days after it has been delivered (or attempted to be delivered) in accordance with the Plan to the Holder entitled thereto in respect of such Holder's Allowed Claim. Unclaimed Property shall, without limitation, include: (a) checks (and the funds represented thereby) mailed to a Distribution Address and returned as undeliverable without a proper forwarding address; (b) funds for uncashed checks; and (c) checks (and the funds represented thereby) not mailed or delivered because no Distribution Address to mail or deliver such property was available, notwithstanding efforts by the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) to locate such address which were commercially reasonable under the circumstances. Distributions of cash that otherwise would be payable under the Plan to a Holder but for Section 9.14 of the Plan that never, collectively, exceed fifty dollars ($50.00) as described in Section 9.14 and for which a request is not made within the one (1) year deadline shall become Unclaimed Property.

                  (208) UNIMPAIRED shall have the meaning ascribed to such term in section 1124 of the Bankruptcy Code.

                  (209) UNITED STATES TRUSTEE means the Office of the United States Trustee for the District of Delaware.

                  (210) UNSECURED CLAIM means any Claim, arising pre-petition, that is not: (a) an Administrative Claim; (b) a Priority Non-Tax Claim; (c) a Priority Tax Claim; (d) a Fee Claim; (e) a Secured Claim; (f) an Intercompany Claim; or (g) an Interest.

                  (211) WARRANT AGREEMENT means that certain agreement governing exercise of the New Warrants, in substantially the form set forth in the Plan Supplement.

                  (212) X REMIC CERTIFICATES mean those certain Class X "pass-through" asset-backed securities that have been issued by the OMI Trust 1998-C, the OMI Trust 1999-C, the OMI Trust 1999-D, the OMI Trust 1999-E, the OMI Trust 2000-A, the OMI Trust 2000-B, the OMI Trust 2001-B, the OMI Trust 2001-C, the OMI Trust 2001-D, the OMI Trust 2001-E, the OMI Trust 2002-A, the OMI Trust 2002-B and the OMI Trust 2002-C.

         1.2      RULES OF INTERPRETATION, COMPUTATION OF TIME AND GOVERNING
                  LAW.

                  (a)      RULES OF INTERPRETATION.

                  For purposes of the Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) any reference in the Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or an exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented; (d) if the Plan's description of the terms of an exhibit is inconsistent with the terms of the exhibit, the terms of the Plan shall control unless the Purchase Agreement is inconsistent with the Plan, in which case the Purchase Agreement shall control; (e) unless otherwise specified, all references in the Plan to articles, sections, clauses and exhibits are references to articles, sections, clauses and exhibits of or to the Plan; (f) the words "herein" and "hereto" and other words of similar import refer to this Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) any reference to an entity as a Holder of a Claim or Interest includes that entity's successors, assigns and affiliates; (i) the rules of construction set forth in section 102 of the Bankruptcy Code shall apply to the extent such rules are not inconsistent with any other provision in this Section; (j) any term used herein that is not defined herein shall have the meaning ascribed to any such term used in the Bankruptcy Code and/or the Bankruptcy Rules, if used therein; and (k) any reference to the "Liquidation Trustee" shall be deemed to include a reference to the "Liquidation Trust" and any reference to the "Liquidation Trust" shall be deemed to include a reference to the "Liquidation Trustee" unless the context otherwise requires.

                  (b)      COMPUTATION OF TIME.

                  In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

                  (c)      GOVERNING LAW.

                  Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, and subject to the provisions of any contract, instrument, release, indenture or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                                   ARTICLE II.

                METHOD OF CLASSIFICATION OF CLAIMS AND INTERESTS

                             AND GENERAL PROVISIONS

         2.1      GENERAL RULES OF CLASSIFICATION.

                  A Claim or Interest shall be deemed classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of such Claim or Interest qualifies within the description of such different Class. A Claim or Interest is in a particular Class only to the extent that such Claim or Interest is Allowed in that Class and has not been paid or otherwise settled prior to the Effective Date.

         2.2      HOLDERS OF CLAIMS ENTITLED TO VOTE.

                  Each Holder of an Allowed Claim and each Holder of a Claim that has been temporarily allowed for voting purposes by Order under Bankruptcy Rule 3018(a), which Claim is in an Impaired Class of Claims, shall be entitled to vote separately to accept or reject the Plan as provided in the Solicitation Procedures Order. Any Unimpaired Class of Claims shall be deemed to have accepted the Plan. Any Class of Claims or Interests that will not receive or retain any property on account of such Claims or Interests shall be deemed to have rejected the Plan.

         2.3      ACCEPTANCE BY IMPAIRED CLASSES.

                  An Impaired Class of Claims shall have accepted the Plan if all of the necessary conditions of the Bankruptcy Code and Bankruptcy Rules have been satisfied.

         2.4      NON-CONSENSUAL CONFIRMATION.

                  To the extent necessary, the Debtors hereby request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code. Subject to section 1127 of the Bankruptcy Code, the Debtors reserve the right to modify the Plan to the extent that confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification, provided such modifications are consistent with Article XI of the Plan.

         2.5      ADMINISTRATIVE CLAIMS, PRIORITY TAX CLAIMS AND FEE CLAIMS.

                  Administrative Claims, Fee Claims, Priority Tax Claims and OFC and OIC Tax Claims (to the extent that OFC and OIC are included in this Plan) have not been classified and are excluded from the Classes set forth in Article IV in accordance with section 1123(a)(1) of the Bankruptcy Code.

         2.6      SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS.

                  Except as otherwise provided in the Plan, nothing herein shall affect the rights and defenses, both legal and equitable, of the Liquidation Trust and the Reorganized Stand Alone Debtors, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims and the right to assert Avoidance Actions against any Holders of an Unimpaired Claim.

         2.7      INTENTIONALLY OMITTED.

         2.8      BAR DATES FOR ADMINISTRATIVE CLAIMS.

                  Respecting Administrative Claims subject to the Administrative Claim Bar Date Order, a Holder of such Administrative Claim must have complied with the provisions of such order to be eligible to receive distributions under the Plan on account of such Administrative Claim.

                  To be eligible to receive distributions under the Plan on account of an Administrative Claim that is not subject to the Administrative Claim Bar Date Order and that is not a Fee Claim, all requests for payment of such Administrative Claims must be made by Proof of Administrative Claim filed with the Claims Agent so as to be received on or before 4:00 p.m. (Eastern Time) on the date that is the first Business Day after the date that is twenty (20) days after the Effective Date, unless otherwise agreed to by the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option). Amendments to such Claims shall be governed by the provisions set forth in Section 10.3 of the Plan.

                  ANY HOLDER OF AN ADMINISTRATIVE CLAIM THAT DOES NOT ASSERT SUCH CLAIM IN ACCORDANCE WITH THIS SECTION 2.8, SHALL HAVE ITS CLAIM BE DEEMED DISALLOWED UNDER THIS PLAN AND BE FOREVER BARRED FROM ASSERTING SUCH CLAIM AGAINST ANY OF THE DEBTORS, THE REORGANIZED STAND ALONE DEBTORS, THE REORGANIZED SALE DEBTORS, THE LIQUIDATION TRUST, THE ESTATES OR ANY OF THEIR PROPERTY. ANY SUCH CLAIM SHALL BE DISCHARGED AND THE HOLDER THEREOF SHALL BE ENJOINED FROM COMMENCING OR CONTINUING ANY ACTION, EMPLOYMENT OF PROCESS OR ACT TO COLLECT, OFFSET, RECOUP OR RECOVER SUCH CLAIM.

         2.9      BAR DATE FOR FEE CLAIMS.

                  All final applications for payment of Fee Claims shall be filed with the Bankruptcy Court and served on or before the first Business Day that is sixty (60) days after the Effective Date or such other date as otherwise agreed by the Liquidation Trust (under the Sale Option) or the Reorganization Stand Alone (under the Stand Alone Option).

                  ANY HOLDER OF A FEE CLAIM THAT DOES NOT ASSERT SUCH CLAIM IN ACCORDANCE WITH THIS SECTION 2.9 SHALL HAVE ITS CLAIM BE DEEMED DISALLOWED UNDER THIS PLAN AND BE FOREVER BARRED FROM ASSERTING SUCH CLAIM AGAINST ANY OF THE DEBTORS, THE REORGANIZED STAND ALONE DEBTORS, THE REORGANIZED SALE DEBTORS, THE LIQUIDATION TRUST, THE ESTATES OR ANY OF THEIR PROPERTY. ANY SUCH CLAIM SHALL BE DISCHARGED AND THE HOLDER THEREOF SHALL BE ENJOINED FROM COMMENCING OR CONTINUING ANY ACTION, EMPLOYMENT OF PROCESS OR ACT TO COLLECT, OFFSET, RECOUP OR RECOVER SUCH CLAIM.

                                  ARTICLE III.

                               UNCLASSIFIED CLAIMS

         3.1      ADMINISTRATIVE CLAIMS.

                  Subject to the terms herein, and unless the Holder of an Allowed Administrative Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Administrative Claim shall be paid 100% of the unpaid allowed amount of such Administrative Claim in Cash on or as soon as reasonably practicable after the Initial Distribution Date. Notwithstanding the immediately preceding sentence: (i) under the Stand Alone Option, any Allowed Administrative Claims for goods sold or services rendered representing liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases, subject to compliance with any applicable bar date, shall be paid in the ordinary course in accordance with the terms and conditions of any agreements relating thereto; (ii) Allowed Administrative

Claims of the United States Trustee for fees pursuant to section 1930(a)(6) of title 28 of the United States Code shall be paid in accordance with the applicable schedule for payment of such fees; and (iii) all Allowed DIP Claims arising from the Final DIP Agreement shall be paid in accordance with the Final DIP Agreement and the Final DIP Order.

         3.2      PRIORITY TAX CLAIMS.

                  Subject to the terms herein, and unless the Holder of an Allowed Priority Tax Claim agrees to receive other, fless favorable treatment, each Holder of an Allowed Priority Tax Claim shall be paid 100% of the unpaid amount of such Allowed Priority Tax Claim in Cash on or as soon as reasonably practicable after the Initial Distribution Date; provided, however, that, under the Stand Alone Option, the Reorganized Stand Alone Debtors may opt to make distributions for any Allowed Priority Tax Claim over a period not exceeding six
(6) years after the date of assessment of such Allowed Priority Tax Claim as provided in section 1129(a)(9)(C) of the Bankruptcy Code. If the Reorganized Stand Alone Debtors elect this option as to any Allowed Priority Tax Claim, then the payment of such Allowed Priority Tax Claim shall be made in equal semi-annual installments with the first installment due on the later of: (i) the Initial Distribution Date; (ii) 30 calendar days after the date on which an order allowing such Allowed Priority Tax Claim becomes a Final Order; or (iii) such other time as may be agreed to by the Holder of such Allowed Priority Tax Claim and the Reorganized Stand Alone Debtors. Each installment shall include simple interest on the unpaid portion of such Allowed Priority Tax Claim, without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable non-bankruptcy law; provided, however, that the Reorganized Stand Alone Debtors shall reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Allowed Tax Claim, in full, at any time on or after the Effective Date, without premium or penalty. Any Claim or demand for penalty relating to any Priority Tax Claim (other than a penalty of the type specified in section 507(a)(8)(G) o the Bankruptcy Code) shall be Disallowed, and the Holder of an Allowed Priority Tax Claim shall not assess or attempt to collect such penalty from the Debtors, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors, the Estates or any of their respective property.

         3.3      FEE CLAIMS.

                  Subject to the terms herein, and unless the Holder of an Allowed Fee Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Fee Claim shall receive 100% of the unpaid allowed amount of such Claim in Cash on or as soon as reasonably practicable after the Initial Distribution Date.

         3.4      OFC AND OIC TAX CLAIMS.

                  To the extent that OFC and OIC are included under this Plan, all OFC and OIC Tax Claims shall be Unimpaired and shall continue to be valid and fully enforceable against Reorganized Sale Debtor after the Effective Date.

                                   ARTICLE IV.

          CLASSIFICATION, TREATMENT AND VOTING OF CLAIMS AND INTERESTS

         4.1      SUMMARY.

                  The classification of Claims and Interests against the Debtors pursuant to the Plan is as follows:

 CLASS                   CLAIM                   STATUS          VOTING RIGHTS
--------    -------------------------------    ----------    ---------------------
Class 1     Priority Non-Tax Claims            Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2A    Secured Tax Claims                 Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2B    1997 Bonds Secured Claims          Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2C    1998 Bonds Secured Claims          Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2D    Auto Secured Claims                Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2E    Carolina Secured Claims            Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2F    First American Secured Claims      Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2G    Foothill Secured Claims            Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2J    Thomas Secured Claims              Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2K    U.S. Bank Secured Claims           Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 2L    Other Secured and Setoff Claims    Unimpaired    Not Entitled to Vote;
                                                             Deemed to Accept

Class 3     Convenience Claims                 Impaired      Entitled to Vote

Class 4A    Senior Notes Claims                Impaired      Entitled to Vote

Class 4B    Junior Notes Claims                Impaired      Entitled to Vote

Class 4C    REMIC Guarantee Claims             Impaired      Entitled to Vote

Class 4D    Litigation Claims                  Impaired      Entitled to Vote

Class 4E    Other Unsecured Claims             Impaired      Entitled to Vote

Class 6A    Non-Debtor-Held Interests          Impaired      Entitled to Vote

         4.2      CLASS 1 (PRIORITY NON-TAX CLAIMS).

                  Classification: Class 1 shall consist of all Priority Non-Tax Claims.

                  Treatment: Subject to the terms herein, and unless the Holder of an Allowed Priority Non-Tax Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Priority Non-Tax Claim shall be paid 100% of the unpaid amount of such Allowed Priority Non-Tax Claim in Cash on or as soon as reasonably practicable after the Initial Distribution Date.

                  Voting: Class 1 is an Unimpaired Class, and Holders of Class 1 Claims are not entitled to vote.

         4.3      CLASS 2A (SECURED TAX CLAIMS).

                  Classification: Class 2A shall consist of all Secured Tax Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, each Holder of an Allowed Secured Tax Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed Secured Tax Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (c) the reinstatement of the Claim in accordance with section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2A is an Unimpaired Class, and Holders of Class 2A Claims are not entitled to vote.

         4.4      CLASS 2B (1997 BONDS SECURED CLAIMS).

                  Classification: Class 2B shall consist of all 1997 Bonds Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed 1997 Bonds Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed 1997 Bonds Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2B is an Unimpaired Class, and Holders of Class 2B Claims are not entitled to vote.

         4.5      CLASS 2C (1998 BONDS SECURED CLAIMS).

                  Classification: Class 2C shall consist of all 1998 Bonds Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, a Holder of an Allowed 1998 Bonds Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed 1998 Bonds Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code;
(e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2C is an Unimpaired Class, and Holders of Class 2C Claims are not entitled to vote.

         4.6      CLASS 2D (AUTO SECURED CLAIMS).

                  Classification: Class 2D shall consist of all Auto Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, a Holder of an Allowed Auto Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed Auto Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2D is an Unimpaired Class, and Holders of Class 2D Claims are not entitled to vote.

         4.7      CLASS 2E (CAROLINA SECURED CLAIMS).

                  Classification: Class 2E shall consist of all Carolina Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, a Holder of an Allowed Carolina Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed Carolina Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2E is an Unimpaired Class, and Holders of Class 2E Claims are not entitled to vote.

         4.8      CLASS 2F (FIRST AMERICAN SECURED CLAIMS).

                  Classification: Class 2F shall consist of all First American Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed First American Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed First American Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone
Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and
(f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2F is an Unimpaired Class, and Holders of the Class 2F Claims are not entitled to vote.

         4.9      CLASS 2G (FOOTHILL SECURED CLAIMS).

                  Classification: Class 2G shall consist of all Foothill Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, a Holder of an Allowed Foothill Secured Claim shall receive (a) under the Sale Option, 100% of the unpaid amount of such Allowed Claim in accordance with section 5.03 of the Purchase Agreement; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (b) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (c) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (d) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and
(e) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date.

                  Voting: Class 2G is an Unimpaired Class, and Holders of Class 2G Claims are not entitled to vote.

         4.10     INTENTIONALLY OMITTED.

         4.11     INTENTIONALLY OMITTED.

         4.12     CLASS 2J (THOMAS SECURED CLAIMS).

                  Classification: Class 2J shall consist of all Thomas Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, a Holder of an Allowed Thomas Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed Thomas Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable upon the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2J is an Unimpaired Class, and Holders of Class 2J Claims are not entitled to vote.

         4.13     CLASS 2K (U.S. BANK SECURED CLAIMS).

                  Classification: Class 2K shall consist of all U.S. Bank Secured Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, a Holder of an Allowed U.S. Bank Secured Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed U.S. Bank Secured Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code;
(e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral).

                  Voting: Class 2K is an Unimpaired Class, and Holders of Class 2K Claims are not entitled to vote.

         4.14     CLASS 2L (OTHER SECURED AND SETOFF CLAIMS).

                  Classification: Class 2L shall consist of all Other Secured and Setoff Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

                  Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, each Holder of an Allowed Other Secured and Setoff Claim shall receive (i) under the Sale Option, 100% of the unpaid amount of such Allowed Other Secured and Setoff Claim in Cash; or (ii) under the Stand Alone Option, at the option of the Reorganized Stand Alone
Debtors: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor Lien priorities; (c) the reinstatement of the Claim in accordance with the provisions of section 1124(2) of the Bankruptcy Code; (d) the indubitable equivalent of such Claim in accordance with section 1129(b)(2)(A)(iii) of the Bankruptcy Code; (e) such other, less favorable, treatment as shall be agreed to between the Holder of such Claim and the Reorganized Stand Alone Debtors; and (f) such other, less favorable, treatment as is determined by Final Order of the Bankruptcy Court. Such distribution, if required, shall be made on or as soon as reasonably practicable after the Initial Distribution Date (subject, if applicable, to the receipt by the Reorganized Stand Alone Debtors or the Liquidation Trust of the Net Proceeds of the sale of the relevant collateral). To the extent a Claim is partially an Allowed Other Secured and Setoff Claim based on an offset right and partially an Allowed Claim of another type, such Other Secured and Setoff Claim shall be deemed to have been (x) setoff only to the extent of the allowed amount of the allowed, liquidated, nondisputed, noncontingent claim owing to the Debtors, Liquidation Trust, the Reorganized Sale Debtors or the Reorganized Stand Alone Debtors and (y) a Claim classified in another relevant Class for any excess of such Claim over the amount so set off. If a Claim is a fully Secured Claim based on an offset right, the allowance of such Claim shall not affect any obligations or liabilities due and payable (at such time) to the Debtors, Liquidation Trust, the Reorganized Sale Debtors or the Reorganized Stand Alone Debtors that are in an amount in excess of the amount validly offset and the payment, in full and in cash, of all amounts due and owing as of the Effective Date to the Debtors, Liquidation Trust, the Reorganized Sale Debtors or the Reorganized Stand Alone Debtors and the turnover of any property of the Debtors, Liquidation Trust, the Reorganized Sale Debtors or the Reorganized Stand Alone Debtors held by such claimant on account of any unliquidated, disputed or contingent right of setoff shall be a precondition of the allowance of such Other Secured and Setoff Claim.

                  Voting: Class 2L is an Unimpaired Class, and Holders of Class 2L Claims are not entitled to vote.

         4.15     CLASS 3 (CONVENIENCE CLAIMS).

                  Classification: Class 3 shall consist of all Convenience
Claims.

                  Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 3 Claim makes a Convenience Class Opt-Out Election or agrees to receive other, less favorable treatment, a Holder of an Allowed Claim in this Class, including Holders of Other Unsecured Claims making a Convenience Class Opt-In Election, shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Claim, 25% of the unpaid amount of such Allowed Class 3 Claim in Cash on or as soon as reasonably practicable after the Initial Distribution Date.

                  Voting: Class 3 is an Impaired Class, and Holders of Class 3 Claims are entitled to vote. The Convenience Class Election must be made at the time of balloting for voting to accept or reject the Plan and clearly indicated on the Holder's Ballot and any such election for treatment as a Convenience Claim through a Convenience Class Opt-In Election shall count as a vote for the Plan; provided, however, that, if any Claim that is otherwise eligible for the Convenience Class Election is a Disputed Claim at the time of balloting, the Convenience Class Election may be made in a Final Order allowing such Claim. Once a Convenience Class Election has been made with respect to a Claim, such election shall be irrevocable; provided, however, that a Convenience Class Election can be changed or made upon the written consent of the Debtors, prior to the Effective Date, and the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option), after the Effective Date. Whether a Holder of a Claim has properly made a Convenience Class Election shall have no effect on whether such Claim is or may become a Disputed Claim or an Allowed Claim.

         4.16     CLASS 4A (SENIOR NOTES CLAIMS).

                  Classification: Class 4A shall consist of all Senior Notes Claims.

                  Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 4A Claim who is the beneficial holder of such Class 4A Claim agrees to receive other, less favorable treatment, such Holder of an Allowed Claim in this Class shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Claim: (i) under both the Sale Option and the Stand Alone Option, a beneficial interest in the Liquidation Trust in a proportion Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E; and (ii) under the Stand Alone Option, a portion of the 10,000,000 shares of New Common Stock to be issued pursuant to the Plan, in an amount that is Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E. Such distributions, shall be made on or as soon as reasonably practicable after the Initial Distribution Date, subject to the establishment of appropriate reserves for Disputed Claims in accordance with the provisions of the Plan, including reserves of New Common Stock held by the Stand Alone Voting Trust.

                  Voting: Class 4A is an Impaired Class, and Holders of Allowed Class 4A Claims who are the beneficial holders of such Class 4A Claims are entitled to vote.

         4.17     CLASS 4B (JUNIOR NOTES CLAIMS).

                  Classification: Class 4B shall consist of all Junior Notes Claims.

                  Treatment: Subject to the terms herein and unless a Holder of an Allowed Class 4B Claim who is the beneficial holder of such Class 4B Claim agrees to receive other, less favorable treatment, such Holder of an Allowed Claim in this Class shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Claim: (i) under both the Sale Option and the Stand Alone Option, a beneficial interest in the Liquidation Trust in a proportion Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E; and (ii) under the Stand Alone Option, a portion of the 10,000,000 shares of New Common Stock to be issued pursuant to the Plan, in an amount that is Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E. Such distributions, shall be made on or as soon as reasonably practicable after the Initial Distribution Date, subject to the establishment of appropriate reserves for Disputed Claims in accordance with the provisions of the Plan, including reserves of New Common Stock held by the Stand Alone Voting Trust.

                  Voting: Class 4B is an Impaired Class, and Holders of Allowed Class 4B Claims who are the beneficial holders of such Class 4B Claims are entitled to vote.

         4.18     CLASS 4C (REMIC GUARANTEE CLAIMS).

                  Classification: Class 4C shall consist of all REMIC Guarantee Claims.

                  Treatment: Subject to the terms herein and unless a Holder of an Allowed Class 4C Claim agrees to receive other, less favorable treatment, such Holder of an Allowed Claim in this Class shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Claim: (i) under both the Sale Option and the Stand Alone Option, a beneficial interest in the Liquidation Trust in a proportion Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E; and (ii) under the Stand Alone Option, a portion of the 10,000,000 shares of New Common Stock to be issued pursuant to the Plan, in an amount that is Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E. Such distributions, shall be made on or as soon as reasonably practicable after the Initial Distribution Date, subject to the establishment of appropriate reserves for Disputed Claims in accordance with the provisions of the Plan, including reserves of New Common Stock held by the Stand Alone Voting Trust. This treatment shall not prohibit the surrender of REMIC Certificates or interests therein to the Liquidation Trust (under the Sale Option) or the Reorganized Sale Debtors (under the Stand Alone Option) in connection with the resolution of Disputed Class 4C Claims.

                  Voting: Class 4C is an Impaired Class, and Holders of Allowed Class 4C Claims who are the beneficial holders of such Class 4C Claims are entitled to vote.

         4.19     CLASS 4D (LITIGATION CLAIMS).

                  Classification: Class 4D shall consist of all Litigation
Claims.

                  Treatment: Subject to the terms herein and unless a Holder of an Allowed Class 4D Claim agrees to receive other, less favorable treatment, such Holder of an Allowed Claim in this Class shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such
Claim: (i) under both the Sale Option and the Stand Alone Option, a beneficial interest in the Liquidation Trust in a proportion Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E; and (ii) under the Stand Alone Option, a portion of the 10,000,000 shares of New Common Stock to be issued pursuant to the Plan, in an amount that is Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E. Such distributions, shall be made on or as soon as reasonably practicable after the Initial Distribution Date, subject to the establishment of appropriate reserves for Disputed Claims in accordance with the provisions of the Plan, including reserves of New Common Stock held by the Stand Alone Voting Trust.

                  Voting: Class 4D is an Impaired Class, and Holders of Allowed Class 4D Claims are entitled to vote.

         4.20     CLASS 4E (OTHER UNSECURED CLAIMS).

                  Classification: Class 4E shall consist of all Other Unsecured Claims.

                  Treatment: Subject to the terms herein and unless a Holder of an Allowed Class 4E Claim makes a Convenience Class Opt-In Election or agrees to receive other, less favorable treatment, such Holder of an Allowed Claim in this Class shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Claim: (i) under both the Sale Option and the Stand Alone Option, a beneficial interest in the Liquidation Trust in a proportion Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E; and (ii) under the Stand Alone Option, a portion of the 10,000,000 shares of New Common Stock to be issued pursuant to the Plan, in an amount that is Ratable to other Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E. Such distributions, shall be made on or as soon as reasonably practicable after the Initial Distribution Date, subject to the establishment of appropriate reserves for Disputed Claims in accordance with the provisions of the Plan, including reserves of New Common Stock held by the Stand Alone Voting Trust.

                  Voting: Class 4E is an Impaired Class, and Holders of Allowed Class 4E Claims are entitled to vote.

         4.21     INTENTIONALLY OMITTED.

         4.22     CLASS 6A (NON-DEBTOR-HELD INTERESTS).

                  Classification: Class 6 shall consist of all Non-Debtor-Held Interests.

                  Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 6A Interest agrees to receive other, less favorable treatment, such Holder of an Allowed Interest in this Class shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Interest: (i) under the Sale Option, retention of its Interest in Oakwood; or (ii) under the Stand Alone Option, a portion of the New Warrants to be issued pursuant to the Plan, in an amount that is Ratable to other Allowed Interests in Class 6A. Such distributions shall be made on or as soon as reasonably practicable upon the Initial Distribution Date, subject to the establishment of appropriate reserves under the Stand Alone Option for Disputed Interests in accordance with the provisions of the Plan; provided, however, that no distribution shall be made to Holders of Allowed Class 6A Interests if any of Class 4A, Class 4B, Class 4C, Class 4D or Class 4E does not accept the Plan.

                  Voting: Class 6A is an Impaired Class, and all Holders of Allowed Class 6A Claims are entitled to vote.

         4.23     INTENTIONALLY OMITTED.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

         5.1      CONDITIONS TO CONFIRMATION.

                           (a)      UNDER THE SALE OPTION.

                  Unless this condition is waived in accordance with the Plan, the Confirmation Order and the Plan Supplement must be in form and substance reasonably acceptable to the Debtors, the Creditors' Committee, the Buyer and Berkshire, and the Confirmation Order shall:

                                    (i)      order, find, and decree that the
                                    Purchase Agreement and all other documents necessary to consummate the sale of the Purchased Business to the Buyer, including the documents substantially in the form set forth in the Plan Supplement, are approved in all respects and that all parties thereto are authorized and directed to perform all of their obligations thereunder;

                                    (ii)     order, find, and decree that the
                                    sale of the Purchased Business to the Buyer pursuant to the Plan and the Purchase Agreement, including, without limitation, OSHC's rejection of the Subservicing Agreements, OSHC's assumption of the Servicing Agreements, and OSHC's assignment of the Servicing Agreements to Buyer (but only if such Subservicing Agreements and Servicing Agreement are not already the subjects of a separate order or orders of the Bankruptcy Court): (a) is in the best interests of all of the Debtors' constituencies, (b) maximizes the value of the Debtors' business enterprises, (c) is approved pursuant to Bankruptcy Code sections 105, 363, 365, 1123, and 1129, and
                                    (d) that the Buyer has acted in good faith for the purposes of Bankruptcy Code sections 363(m) and 365;

                                    (iii)    order, find and decree that the
                                    Confirmation Order shall supersede any
                                    orders of the Court issued prior to the
                                    Confirmation Date to the extent that those prior orders may be inconsistent with the Confirmation Order;

                                    (iv)     order and decree that the Estates
                                    of the Debtors shall be substantively
                                    consolidated but only to the extent set
                                    forth in the Plan;

                                    (v)      authorize the implementation of the
                                    Plan in accordance with its terms;

                                    (vi)     provide that any transfers effected
                                    or mortgages or other security documents entered into or to be effected or entered into under the Plan shall be and are exempt from any state, city, or other municipality transfer taxes, mortgage recording taxes, and any other stamp or similar taxes pursuant to Bankruptcy Code section 1146(c);

                                    (vii)    approve in all respects the other
                                    settlements, transactions, and agreements to be effected pursuant to the Plan;

                                    (viii)   provide that all executory
                                    contracts or unexpired leases assumed by the Debtors and assigned during the Chapter 11 Cases or under the Plan shall remain in full force and effect for the benefit of the assignee thereof notwithstanding any provisions in any contract or lease (including provisions of the kinds described in Bankruptcy Code section 365(b)(2) and
                                    (f)) that prohibit assignment or transfer thereof or that enable or require termination or modification of such contract or lease upon assignment thereof);

                                    (ix)     provide that (A) all executory
                                    contracts and unexpired leases of any Debtor that are listed in the Purchase Agreement as executory contracts and unexpired leases to be assumed and assigned thereunder shall be deemed assumed by the Debtor that is a party thereto and assigned to the Buyer; and (B) effective as of the Petition Date, all other executory contracts and unexpired leases of the Debtors are subject to the treatment provided in Article IX of the Plan;

                                    (x)      provide that with respect to all
                                    assumptions and all assignments described or authorized in the preceding paragraph, all such contracts or leases shall remain in full force and effect for the benefit of the Buyer, the Reorganized Sale Debtors or the Liquidation Trust, as applicable, notwithstanding any provisions in any contract or lease (including provisions of the kinds described in Bankruptcy Code section 365(b)(2) and (f)) that prohibit assignment or transfer thereof or that enable or require termination or modification of such contract or lease upon assignment thereof;

                                    (xi)     establish the Liquidation Trust
                                    consistent with the terms of the Liquidation
                                    Trust Agreement and the Plan;

                                    (xii)    order, find and decree that the
                                    Transfers of Assets by the Debtors to the Buyer, the Reorganized Sale Debtors or the Liquidation Trust: (A) are or shall be legal, valid, and effective transfers of property; (B) vest or shall vest the transferee with good title to such property free and clear of all Liens, Claims, encumbrances, and Interests of any Person, except as expressly provided in the Plan, Purchase Agreement or Confirmation Order;
                                    (C) do not and shall not constitute
                                    avoidable transfers under the Bankruptcy
                                    Code or under applicable bankruptcy or
                                    non-bankruptcy law; and (D) do not and shall not subject the Buyer, the Reorganized Sale Debtors or the Liquidation Trust to any liability by reason of such transfer under the Bankruptcy Code or under applicable non-bankruptcy law, including any laws affecting successor or transferee liability or fraudulent conveyance or transfer laws;

                                    (xiii)   find that the Plan complies with
                                    all applicable provisions of the Bankruptcy
                                    Code, including that the Plan was proposed in good faith and that the Confirmation Order was not procured by fraud;

                                    (xiv)    order, find and decree that, unless
                                    otherwise explicitly stated in the Plan, all Claims related to the Debtors not otherwise discharged or released under the Plan, if any, shall become solely the responsibility of the Reorganized Sale Debtors and shall not be the responsibility or liability of the Liquidation Trust or the Buyer;

                                    (xv)     approve, in all respects, the Plan
                                    Supplement;

                                    (xvi)    find that the provisions of
                                    Bankruptcy Code sections 1145 and 1146(c) apply to the transactions contemplated hereunder, if applicable; and

                                    (xvii)   appoint a Person to serve as the
                                    responsible officer and director for each of the Reorganized Sale Debtors empowered to take action without requiring the vote or consent of the Holders of Old Common Stock in accordance with applicable law.

                           (b)      UNDER THE STAND ALONE OPTION.

                  Unless this condition is waived in accordance with the Plan, the Confirmation Order and the Plan Supplement must be in form and substance reasonably acceptable to the Debtors, the Creditors' Committee and Berkshire, and the Confirmation Order shall:

                                    (i)      include a provision authorizing the
                                    Reorganized Debtors to adopt and file their respective Amended and Restated Certificates of Incorporation and Amended and Restated Bylaws;

                                    (ii)     order, find and decree that the
                                    Confirmation Order shall supersede any
                                    orders of the Court issued prior to the
                                    Confirmation Date to the extent that those prior orders may be inconsistent with the Confirmation Order;

                                    (iii)    order and decree that the Estates
                                    of the Debtors shall be substantively
                                    consolidated but only to the extent set
                                    forth in the Plan;

                                    (iv)     include a provision authorizing the
                                    issuance of the New Common Stock and New
                                    Warrants, if necessary;

                                    (v)      establish the Liquidation Trust
                                    consistent with the terms of the Liquidation
                                    Trust Agreement and the Plan;

                                    (vi)     establish the Stand Alone Voting
                                    Trust consistent with the terms of the Stand
                                    Alone Voting Trust Agreement and the Plan;

                                    (vii)    order, find and decree that the
                                    Transfers of Assets by the Debtors to the Reorganized Stand Alone Debtors or the Liquidation Trust: (A) are or shall be legal, valid, and effective transfers of property; (B) vest or shall vest the transferee with good title to such property free and clear of all Liens, Claims, encumbrances, and Interests of any Person, except as expressly provided in the Plan, Purchase Agreement or Confirmation Order;
                                    (C) do not and shall not constitute
                                    avoidable transfers under the Bankruptcy
                                    Code or under applicable bankruptcy or
                                    non-bankruptcy law; and (D) do not and shall not subject the Reorganized Stand Alone Debtors or the Liquidation Trust to any liability by reason of such transfer under the Bankruptcy Code or under applicable non-bankruptcy law, including any laws affecting successor or transferee liability;

                                    (viii)   find that the Plan complies with
                                    all applicable provisions of the Bankruptcy
                                    Code, including that the Plan was proposed in good faith and that the Confirmation Order was not procured by fraud;

                                    (ix)     order, find and decree that, unless
                                    otherwise explicitly stated in the Plan, all claims related to the Debtors not otherwise discharged or released under the Plan, if any, shall become solely the responsibility of the Reorganized Stand Alone Debtors and shall not be the responsibility or liability of the Liquidation Trust;

                                    (x)      find that confirmation of the Plan
                                    is not likely to be followed by the
                                    liquidation of the Reorganized Stand Alone
                                    Debtors or the need for further financial reorganization, expect as specifically provided in the Plan;

                                    (xi)     approve, in all respects, the Plan
                                    Supplement;

                                    (xii)    approve in all respects the other
                                    settlements, transactions, and agreements to be effectuated pursuant to the Plan, including the Exit Facility Agreement; and

                                    (xiii)   find that the provisions of
                                    Bankruptcy Code sections 1145 and 1146(c) apply to the transactions contemplated hereunder, if applicable.

         5.2      CONDITIONS TO CONSUMMATION.

                           (a)      UNDER THE SALE OPTION.

                  The Debtors intend to request that the Confirmation Order include a finding by the Bankruptcy Court that, notwithstanding Bankruptcy Rule 3020(e), the Confirmation Order shall take effect immediately upon its entry and shall be a Final Order. Notwithstanding the foregoing, the Plan may not be consummated, and the Effective Date shall not occur, unless and until each of the conditions set forth below is satisfied or waived (if and to the extent permitted by the Plan) by the Debtors, the Creditors' Committee, the Buyer and Berkshire (such waivers shall not be unreasonably withheld):

                                    (i)      after the entry of the Confirmation
                                    Order, no modifications shall have been made to the Plan except in accordance with its provisions with respect to its modification;

                                    (ii)     the Confirmation Date shall have
                                    occurred and the Confirmation Order, in a form consistent with Section 5.1(a), shall have been signed by the judge presiding over the Chapter 11 Cases and shall have become a Final Order;

                                    (iii)    all conditions precedent to the
                                    confirmation of the Plan in Section 5.1(a) of the Plan shall have been satisfied and shall continue to be satisfied;

                                    (iv)     all actions, documents, and
                                    agreements necessary to implement the
                                    provisions of the Plan to be effectuated on or prior to the Effective Date, including any actions, documentation or agreements necessary for the release of any collateral pursuant to Section 5.03 of the Purchase Agreement, shall be reasonably satisfactory to the Debtors, the Creditors' Committee and (to the extent required by the Purchase Agreement) the Buyer, and such actions, documents, and agreements shall have been effected or executed and delivered. All documents to be contained in the Plan Supplement shall be completed and in final form and, as applicable, executed by the parties thereto and all conditions precedent contained in any of the foregoing shall have been satisfied or waived;

                                    (v)      all conditions to the closing under
                                    the Purchase Agreement shall have been
                                    satisfied or waived in accordance therewith, and the closing is prepared to occur on the Effective Date; and

                                    (vi)     the Debtors shall have sufficient
                                    Cash on hand (or will have sufficient Cash immediately upon the closing of the Purchase Agreement) to make distributions of Cash required pursuant to the Plan on the Initial Distribution Date and to fund reasonably anticipated expenses of the Liquidation Trust.

                           (b)      UNDER THE STAND ALONE OPTION.

                  The Debtors intend to request that the Confirmation Order include a finding by the Bankruptcy Court that, notwithstanding Bankruptcy Rule 3020(e), the Confirmation Order shall take effect immediately upon its entry and shall be a Final Order. Notwithstanding the foregoing, the Plan may not be consummated, and the Effective Date shall not occur, unless and until each of the conditions set forth below is satisfied or waived (if and to the extent permitted by the Plan) by the Debtors, the Creditors' Committee and Berkshire (such waivers shall not be unreasonably withheld):

                                    (i)      after the entry of the Confirmation
                                    Order, no modifications shall have been made to the Plan except in accordance with its provisions with respect to its modification;

                                    (ii)     the Confirmation Date shall have
                                    occurred and the Confirmation Order, in a form consistent with Section 5.1(b), shall have been signed by the judge presiding over the Chapter 11 Cases and shall have become a Final Order;

                                    (iii)    all conditions precedent to the
                                    confirmation of the Plan in Section 5.1(b) of the Plan shall have been satisfied and shall continue to be satisfied;

                                    (iv)     all actions, documents, and
                                    agreements necessary to implement the
                                    provisions of the Plan to be effectuated on or prior to the Effective Date shall be reasonably satisfactory to the

                                    Debtors, the Creditors' Committee and
                                    Berkshire, and such actions, documents, and agreements shall have been effected or executed and delivered. All documents to be contained in the Plan Supplement shall be completed and in final form and, as applicable, executed by the parties thereto and all conditions precedent contained in any of the foregoing shall have been satisfied or waived;

                                    (v)      the Debtors shall have sufficient
                                    Cash on hand (or investments projected by the Debtors to provide timely Cash) to make distributions of Cash required pursuant to the Plan on the Initial Distribution Date and to fund reasonably anticipated expenses of the Liquidation Trust;

                                    (vi)     the Debtors have established the
                                    Liquidation Trust; and

                                    (vii)    the Debtors have entered into the
                                    necessary agreements and may commence
                                    borrowing under the Exit Facility.

         5.3      WAIVER OF CONDITIONS.

                  The waiver of any condition set forth in this Article V may be made without further notice or order of the Bankruptcy Court.

         5.4      EFFECT OF NONOCCURRENCE OF THE CONDITIONS TO CONSUMMATION.

                  If each of the conditions to consummation and the occurrence of the Effective Date has not been satisfied or duly waived in accordance with the Plan on or before the first Business Day that is more than ninety (90) days after the Confirmation Date, or such later date as shall be agreed by the Debtors, the Creditors' Committee and Berkshire, the Debtors may schedule a status hearing with the Bankruptcy Court. If the Confirmation Order is ultimately vacated, the Plan shall be null and void in all respects, and nothing contained in the Plan shall constitute an admission, a waiver or release of any Claims against or Interests in any of the Debtors.

                                   ARTICLE VI.

                                 IMPLEMENTATION

                  In addition to the provisions set forth elsewhere in the Plan, the following shall constitute the means of execution and implementation of the Plan. The Sale Option shall be implemented unless the Purchase Agreement is terminated by its terms; provided, however, that the Debtors may not terminate the Purchase Agreement, and thereby consummate the Plan pursuant to the Stand Alone Option, without the consent of the Creditors' Committee, which consent shall not be unreasonably withheld. If the Purchase Agreement is terminated by its terms, the Plan will be implemented according to the Stand Alone Option.

         6.1      PLAN IMPLEMENTATION UNDER THE SALE OPTION.

                           (a)      CONSUMMATION OF SALE TRANSACTION.

                           Entry of the Confirmation Order shall constitute the
Bankruptcy Court's approval of the Purchase Agreement and the transactions to be entered into, and actions to be taken, thereunder pursuant to sections 363, 365, 1123, 1129, 1145 and 1146(c) of the Bankruptcy Code. The Debtors shall sell and Transfer the Purchased Business to the Buyer in accordance with the Purchase Agreement.

                           (b)      AUTHORIZATION OF THE SALE TRANSACTION.

                           The confirmation of this Plan shall authorize the
consummation of all transactions contemplated by the Purchase Agreement with no requirement of any further authorization by the boards of directors, shareholders, members, managers, partners or general partners of any of the Debtors. Upon confirmation, the appropriate officers of the Debtors shall be authorized to execute any and all documents and perform any and all acts necessary and appropriate to consummate all transactions contemplated by the Purchase Agreement.

                           (c)      REVESTING AND TRANSFER OF ASSETS.

                           Pursuant to Bankruptcy Code section 1141(b), the
assets and property of the Estates and of the Debtors shall vest or revest, such that: (i) on the Effective Date, the Purchase Consideration, less the Reorganized Sale Debtors Capitalization Amount, and the Excluded Sale Trust Assets, including any value associated with Debtor Suburban Home Sales, Inc. to the extent such value is an Excluded Asset, shall vest in the Liquidation Trust; and (ii) on the Effective Date, the Excluded Sale Debtor Assets and the Reorganized Sale Debtors Capitalization Amount shall vest or revest in the Reorganized Sale Debtors; provided, however, that the Liquidation Trust may abandon or otherwise not accept any Excluded Sale Trust Assets that the Liquidation Trust believes, in good faith, have no value to the Liquidation Trust. Any Excluded Sale Trust Assets which the Liquidation Trust abandons or otherwise does not accept shall not vest or revest in the Liquidation Trust and shall vest or revest in the Reorganized Sale Debtors.

                           As of the Effective Date, all Assets vested or
revested in the Liquidation Trust or the Reorganized Sale Debtors, and all assets and property dealt with by the Plan, including all Assets transferred to the Buyer pursuant to the Purchase Agreement, shall be free and clear of all Claims, Liens, and interests except as otherwise specifically provided in the Plan or in the Confirmation Order. Any property of any non-debtor affiliates of the Debtors, and any Claims and Liens against any non-debtor affiliates of the Debtors or their respective properties shall not be affected or impaired by the operation of the Plan, the Confirmation Order, or otherwise except as specifically provided herein.

                           Additionally, as of the Effective Date, under the
Sale Option, all of the Estates' rights, benefits, duties and obligations under the Purchase Agreement arising after the closing of the Purchase Agreement shall be assumed by, assigned to and vest in the Liquidation Trust.

                           (d) MERGER OF DEBTORS AND VESTING OF ASSETS IN REORGANIZED SALE DEBTORS.

                  The Debtors' anticipate that, on the Effective Date, the Reorganized Sale Debtors may or may not each remain organized as they were prior to the Petition Date under the applicable state law of each of their respective jurisdictions of organization, except to the extent a different corporate structure is determined to benefit the Reorganized Sale Debtors or the Liquidation Trust and/or such entities have not previously been merged, liquidated or dissolved in accordance with applicable law prior to the Effective Date. Pursuant to the Plan, each of the surviving Reorganized Sale Debtors will be governed by an independent and disinterested Person selected by the Debtors with the consent of the Creditors' Committee and Berkshire, which consent shall not be unreasonably withheld, and identified in the Plan Supplement, as each Reorganized Sale Debtors' sole officer, director or similar appropriate capacity under state law; provided, however, that an outstanding Fee Claim shall not render a Person ineligible to serve as the sole officer and director of any of the Reorganized Sale Debtors. Such individual shall be empowered to take all necessary and appropriate corporate actions without further meetings or voting by shareholders, members, partners, or holders of ownership interests. If Oakwood Financial Corporation is not a debtor under the Bankruptcy Code as of the Effective Date, Reorganized Sale OKWD shall retain the stock of Oakwood Financial Corporation. If Oakwood Financial Corporation is a debtor under the Bankruptcy Code on the Effective Date, its plan of reorganization shall provide for the ownership of its stock by the Reorganized Sale Debtors.

                           (e) TREATMENT OF OLD COMMON STOCK, INTERESTS AND BENEFICIAL INTEREST IN THE LIQUIDATION TRUST.

                           On the Effective Date, the shares of Old Common Stock
shall remain outstanding pursuant to the terms of the Plan; provided, however, that the rights of Holders of Old Common Stock may be altered to effectuate the purposes of the Plan. The Reorganized Sale Debtors likely will be dissolved in accordance with state law, in which event the shares of Old Common Stock shall not be transferable, shall not be listed on any exchange, and no periodic reports will be filed with the Securities and Exchange Commission. The beneficial interests of the Liquidation Trust issued pursuant to the Plan shall be issued pursuant to the exemption from securities registration contained in section 1145 of the Bankruptcy Code. Any securities issued or transferred by the Reorganized Sale Debtors or the Liquidation Trust shall be issued or transferred pursuant to the exemption from securities registration contained in section 1145 of the Bankruptcy Code and shall be exempt from taxes pursuant to section 1146(c) of the Bankruptcy Code.

                           (f)      CONSIDERATIONS REGARDING THE ADDITIONAL
                                    DEBTORS.

                           In order to consummate the sale under the Purchase
Agreement three more entities wholly owned by the Debtors--Oakwood Financial Corporation, Oakwood Investment Corporation and Oakwood Servicing Holdings Co., LLC. (and potentially other similar entities) may become debtors and may file motions and plans of reorganization to facilitate certain transfers. These entities are special purpose entities with limited activities and their filings and bankruptcy cases, even if substantively consolidated with the Debtors, would not have a material effect on distributions to creditors.

                           Pursuant to the Plan or a separate motion, OHSC
shall, under sections 105, 363 and 365 of the Bankruptcy Code, as of the Effective Date, (i) reject the Subservicing Agreements, (ii) assume the Servicing Agreements, and (iii) assign the Servicing Agreements to the Buyer in accordance with Section 4.13 of the Purchase Agreement. To the extent the Subservicing Agreements and Servicing Agreement are not already the subjects of a separate order or orders of the Bankruptcy Court, the Plan shall constitute a motion for authority to reject the Subservicing Agreements and to assume and assign the Servicing Agreements in accordance with Section 4.13 of the Purchase Agreement.

                           (g)      DISTRIBUTIONS OF CASH.

                           The Liquidation Trust shall be responsible for making
all distribution of Cash to Holders of Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Class 1 Claims, Allowed Class 2 Claims and Allowed Class 3 Claims, subject to appropriate reserves as described in Section 8.2 of the Plan.

         6.2      PLAN IMPLEMENTATION UNDER THE STAND ALONE OPTION.

                           (a)      VESTING OF ASSETS.

                           Pursuant to section 1141(b) of the Bankruptcy Code,
except for the Initial Stand Alone Trust Assets, as otherwise provided in the Plan, property of the Estates and of the Debtors shall revest, such that: (i) on the Effective Date, the Initial Stand Alone Trust Assets shall vest in the Liquidation Trust; and (ii) on the Effective Date, all of the Assets other than the Initial Stand Alone Trust Assets shall vest or revest in the Reorganized Stand Alone Debtors.

                           As of the Effective Date, all Assets vested or
revested in the Liquidation Trust or the Reorganized Stand Alone Debtors, and all assets and property dealt with by the Plan, shall be free and clear of all Claims, Liens, and interests except as otherwise specifically provided in the Plan or in the Confirmation Order. Any property of any non-debtor affiliates of the Debtors, and any Claims and Liens against any non-debtor affiliates of the Debtors or their respective properties shall not be affected or impaired by the operation of the Plan, the Confirmation Order, or otherwise except as specifically provided herein.

                           From and after the Effective Date, the Reorganized
Stand Alone Debtors may operate their businesses and use, acquire, and dispose of property without supervision or approval of the Bankruptcy Court, free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the guidelines and requirements of the United States Trustee, other than those restrictions expressly imposed by the Plan or the Confirmation Order.

                           (b)      AMENDED AND RESTATED CERTIFICATES OF
                                    INCORPORATION.

                           Upon the Effective Date, the Reorganized Stand Alone
Debtors shall file their Amended and Restated Certificates of Incorporation, as set forth in the Plan Supplement, with the offices of the Secretary of State of the state that governs their respective entities in accordance with the respective state law. Each Amended and Restated Certificate of Incorporation will, among other things, provide for the prohibition of the issuance of non-voting equity securities to the extent required by section 1123(a) of the Bankruptcy Code, and with respect to Reorganized Stand Alone Oakwood, authorize 20,000,000 shares of New Common Stock. After the Effective Date, the Reorganized Stand Alone Debtors may amend and restate their Amended and Restated Certificates of Incorporation and other constituent documents as permitted by applicable law.

                           (c)      AMENDED AND RESTATED BYLAWS.

                           The Reorganized Stand Alone Debtors shall adopt and
effect the Amended and Restated Bylaws, as set forth in the Plan Supplement.

                           (d)      NEW SECURITIES.

                           On the Effective Date, Reorganized Stand Alone
Oakwood shall issue, in accordance with the provisions of this Plan and the registration rights agreement in the Plan Supplement, 10,000,000 shares of the New Common Stock, which shall constitute 100% of the total number of shares of such New Common Stock to be issued and outstanding on or immediately after the Effective Date, and the New Warrants to be distributed pursuant to the terms of the Plan. The Reorganized Stand Alone Debtors shall endeavor in good faith to list the New Common Stock on a national exchange as soon as reasonably practicable. The New Warrants, as provided in the Warrant Agreement, shall have a seven year maturity and an exercise price initially computed for an initial market value of New Common Stock, which would result in 100% recovery to the Holders of Class 4A, 4B, 4C, 4D and 4E Claims as provided for in the Warrant Agreement. The exercise price will increase annually at the risk free rate (30-year Treasury rate) until their expiration. The shares of New Common Stock and New Warrants issued pursuant to the Plan shall be issued pursuant to the exemption from securities registration contained in section 1145 of the Bankruptcy Code and shall be exempt from taxes pursuant to section 1146(c) of the Bankruptcy Code.

                           (e)      DIRECTORS.

                           Upon the Effective Date, the operation of each of the
Reorganized Stand Alone Debtors shall become the general responsibility of their respective boards of directors (or their equivalents) who shall, thereafter, have the responsibility for the management, control and operation of each of the Reorganized Stand Alone Debtors. The initial board of directors for Reorganized Stand Alone Oakwood shall be comprised of five (5) directors, all of whom are disinterested under the Bankruptcy Code and independent under applicable securities law; provided, however, that an outstanding Fee Claim shall not render a Person ineligible to serve on the initial board of directors; provided further, however, that the chief executive officer of the Reorganized Stand Alone Debtors may be named to the initial board of directors. The initial board of directors shall be designated by the Creditors' Committee, which such designations shall be reasonably acceptable to the Debtors and Berkshire and shall be included by the Debtors in the Plan Supplement, prior to the Effective Date. If, prior to the Confirmation Hearing, the Creditors' Committee does not so designate an initial board of directors, or designates an incomplete initial board of directors, the existing members of the board of directors of Oakwood, before the Confirmation Hearing, shall so designate those remaining undesignated directorships.

The initial boards of directors of the reorganized Affiliate Debtors shall be the same as that of Reorganized Stand Alone Oakwood unless otherwise designated by the board of directors of Reorganized Stand Alone Oakwood. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the names of each of the director nominees shall be disclosed prior to the entry of any Confirmation Order. All such directors shall be deemed elected, and those directors not continuing in office shall be deemed removed therefrom, effective on the Effective Date, pursuant to the Confirmation Order. Such directors' tenure and the manner of selection of new directors shall be initially as provided in the Amended and Restated Certificates of Incorporation and the Amended and Restated Bylaws.

                           (f)      OFFICERS.

                           On the Effective Date, the existing officers of each
of the Debtors shall be retained and shall remain as officers of the Reorganized Stand Alone Debtors and shall continue to serve until such time as they may resign, be removed or be replaced by the board of directors of each of the Reorganized Stand Alone Debtors.

                           (g)      EMPLOYMENT CONTRACTS AND PROFESSIONAL
                                    RETENTIONS.

                           From and after the Effective Date, the Reorganized
Stand Alone Debtors may enter into employment contracts with their respective officers, agents or employees. The Reorganized Stand Alone Debtors may, among other things, retain any employee, professional, consultant, or claims, notice or disbursing agents as it shall deem necessary to comply with the provisions of this Plan, including those Persons that have served as employees, professionals, consultants or agents during the Chapter 11 Cases.

                           (h)      CORPORATE ACTION AND OTHER DOCUMENTS AND
                                    ACTIONS.

                           The adoption of the Amended and Restated Certificates
of Incorporation, the Amended and Restated Bylaws, the selection of directors and officers for the Reorganized Stand Alone Debtors, the issuance and distribution of the New Common Stock and New Warrants, the execution and delivery of any contract, instrument, release, document or agreement, and any other matter provided for under the Plan involving the corporate action to be taken by or required of any of the Reorganized Stand Alone Debtors shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without any requirement of further action by stockholders or directors of any of the Debtors or Reorganized Stand Alone Debtors.

                           (i)      APPROVAL OF THE EXIT FACILITY.

                           Entry of the Confirmation Order shall, to the extent
necessary, authorize and approve, without any further action by the Debtors, the Exit Facility Agreement and the transactions to be entered into, and actions to be taken thereunder, pursuant the Bankruptcy Code.

                           (j)      DISTRIBUTIONS OF CASH.

                           The Reorganized Stand Alone Debtors shall be
responsible for making all distributions of Cash to Holders of Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Class 1 Claims, Allowed Class 2 Claims and Allowed Class 3 Claims, subject to appropriate reserves as described in Section 8.2 of the Plan.

                           (k)      DISTRIBUTIONS OF PROCEEDS FROM THE
                                    LIQUIDATION TRUST.

                           The Reorganized Stand Alone Debtors shall be
responsible for directing the Liquidation Trust with respect to the creation of reserves, as described in Section 8.2 of the Plan, and the distribution of the assets of the Liquidation Trust to Holders of Allowed Claims from Classes 4A, 4B, 4C, 4D and 4E.

         6.3 PROVISIONS CONCERNING PLAN IMPLEMENTATION UNDER BOTH THE SALE OPTION AND THE STAND ALONE OPTION.

                           (a)      SUBSTANTIVE CONSOLIDATION.

                                    (i)      EFFECT OF SUBSTANTIVE
                                             CONSOLIDATION.

                           On the Effective Date, the Estates shall be
substantively consolidated for all purposes related to the Plan (but only for those purposes) including voting, confirmation, distributions and claim determinations. The substantive consolidations of the Estates shall have the following effects: (i) all assets and liabilities of the Debtors shall be treated as though they were merged for purposes of distribution; (ii) all prepetition and postpetition cross-corporate guarantees of the Debtors shall be eliminated; (iii) all Claims based upon guarantees of collection, payment or performance made by one or more Debtors as to the obligations of another Debtor or of any other Person shall be discharged, released and of no further force and effect; (iv) any obligation of any Debtor and all guarantees thereof executed by one or more of the Debtors shall be deemed to be one obligation of the Estate;
(v) any Claims filed or to be filed in connection with any such obligation and such guarantees shall be deemed one Claim against the Estate; (vi) each and every Claim filed in the individual Chapter 11 Case of any of the Debtors shall be deemed filed against the consolidated Estate in the consolidated Chapter 11 Cases and shall be deemed a single obligation of the relevant Estate under the Plan on and after the Confirmation Date; and (vii) the Chapter 11 Cases of the Affiliate Debtors shall be closed and the consolidated Estate be administered through Oakwood's Chapter 11 Case.

                           In connection with, and as a result of, the
substantive consolidation of the Debtors' Estates and Chapter 11 Cases as provided in the Plan, on the occurrence of the Effective Date all Intercompany Claims shall be (i) released, (ii) contributed to capital, (iii) dividended or
(iv) remain Unimpaired, depending on the tax consequences, and Holders of Intercompany Claims shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims, except to the extent potential tax consequences otherwise dictate. Notwithstanding this
Section 6.3, on the Effective Date, all Debtor Holders of Debtor-Held Interests in any of the Debtors shall either (i) retain such Debtor-Held Interest, in which case the Debtor Holding an Interest in an Affiliate Debtor shall continue to hold such Debtor-Held Interest in the corresponding Reorganized Subsidiary or
(ii) receive new equity in the appropriate reorganized Affiliate Debtor upon the cancellation of the old equity.

                           The substantive consolidation provided for herein
shall not, other than for purposes related to the Plan and distributions to be made hereunder, affect the legal and corporate structures of the Debtors or the Non-Debtor-Held Interests, the rights and defenses of the Liquidation Trust and the Reorganized Stand Alone Debtors pertaining to the Causes of Action, and any obligations under any executory contract or unexpired leases assumed in the Plan or otherwise in the Chapter 11 Cases.

                                    (ii)     PLAN AS MOTION FOR APPROVAL OF
                                             SUBSTANTIVE CONSOLIDATION.

                           The Plan shall serve as a motion seeking entry of an
order substantively consolidating the Estates as provided herein.

                           (b)      CREATION OF THE LIQUIDATION TRUST.

                           The Liquidation Trustee shall sign the Liquidation
Trust Agreement and accept the Liquidation Trust assets on behalf of the beneficiaries thereof, and the Liquidation Trust will then be deemed created and effective without any further action of the directors or shareholders of the Debtors. The Liquidation Trust shall be established for the sole purpose of liquidating its assets, with no objective to continue or engage in the conduct of a trade or business. The beneficiaries of the Liquidation Trust shall be bound by the Liquidation Trust Agreement. Interests in the Liquidation Trust shall be uncertificated and shall be nontransferable except upon death of the interest holder or by operation of law. The Liquidation Trust shall have a term of five (5) years from the Effective Date, without prejudice to the rights of the Liquidation Trustee, in consultation with the Liquidation Trust Advisory Committee, to extend such term as applicable law shall allow.

                           The Liquidation Trustee may invest Cash (including
any earnings thereon or proceeds therefrom) as permitted by section 345 of the Bankruptcy Code and in other prudent investments, as authorized by the Liquidation Trust Advisory Committee; provided, however, that such investment are investments permitted to be made by a liquidating trust within the meaning of Treasury Regulation section 301.7701-4(d), as reflected therein, or under applicable IRS guidelines, rulings, or other controlling authorities.

                           The Liquidation Trustee shall be the exclusive
trustee of the assets of the Liquidation Trust for purposes of 31 U.S.C. Section 3713(b) and 26 U.S.C. Section 6012(b)(3). The powers, rights, and responsibilities of the Liquidation Trustee shall be specified in the Liquidation Trust Agreement and shall include the authority and responsibility to: (a) receive, manage, invest, supervise, and protect trust assets; (b) pay taxes or other obligations incurred by the trust; (c) retain and compensate, without further order of the Bankruptcy Court, the services of employees, professionals and consultants (including those Persons that have served as employees, professionals, consultants or claims, noticing and disbursing agents during the Chapter 11 Cases) to advise and assist in the administration, prosecution and distribution of trust assets; (d) calculate and implement distributions of trust assets; (e) prosecute, compromise, and settle, in accordance with the specific terms of that agreement, all Claims and Causes of Action vested in the Liquidation Trust; (f) under the Sale Option, resolve issues involving Claims and Interests pursuant to Article X hereof; (g) under the Sale Option, enter into and perform any and all obligations of the disputed ownership fund escrow account agreement (the "Disputed Ownership Fund Escrow Agreement"); and (h) under the Sale Option, perform any and all duties and obligations arising under the Purchase Agreement and any other agreements executed or entered into pursuant to the Plan, the Confirmation Order or any other order of the Bankruptcy Court.

                           All costs and expenses associated with the
administration of the Liquidation Trust, including reasonable compensation for the Liquidation Trustee and, as set forth in the Liquidation Trust Agreement, the Liquidation Trust Advisory Committee, shall be the responsibility of and paid by the Liquidation Trust in accordance with the Liquidation Trust Agreement. Under the Sale Option, the Liquidation Trust is the successor to the Debtors' rights to books and records under the Purchase Agreement. Under the Stand Alone Option, the Reorganized Stand Alone Debtors shall cooperate with the reasonable requests of the Liquidation Trustee in furtherance of the Liquidation Trustee's responsibility to recover trust assets and shall afford reasonable access during normal business hours, upon reasonable notice, to personnel and books and records of the Reorganized Stand Alone Debtors to representatives of the Liquidation Trust to enable the Liquidation Trustee to perform the Liquidation Trustee's tasks under the Liquidation Trust Agreement and the Plan. The Reorganized Stand Alone Debtors will not be required to make expenditures in response to unreasonable requests.

                           The Liquidation Trust shall be responsible for filing
all federal, state and local tax returns for the Liquidation Trust. The Liquidation Trust shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all distributions made by the Liquidation Trust shall be subject to any such withholding and reporting requirements. The Liquidation Trust shall provide reports to holders of interests in the Liquidation Trust as the Liquidation Trust Advisory Committee deems appropriate.

                           (c) FEDERAL INCOME TAX TREATMENT OF THE TRUST FOR THE LIQUIDATION TRUST ASSETS.

                           For federal income tax purposes, it is intended that
the Liquidation Trust be classified as a liquidating trust under section 301.7701-4 of the Treasury regulations and that such trust be owned by its beneficiaries (i.e., the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and
4E). Accordingly, for federal income tax purposes, it is intended that the beneficiaries be treated as if they had received a distribution from the Debtors of an undivided interest in each of the assets of the Liquidation Trust and then contributed such interests to the Liquidation Trust.

                                    (i)      LIQUIDATION TRUST ASSETS TREATED AS
                                             OWNED BY HOLDERS OF ALLOWED CLAIMS.

                           For all federal income tax purposes, all parties
(including, without limitation, the Debtors, the Liquidation Trust, and the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E) shall treat the transfer of assets to the Liquidating Trust for the benefit of the

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Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E, as (A) a transfer of the assets of the Liquidation Trust directly to the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E, followed by (B) the transfer by such Holders to the Liquidation Trust of the assets of the Liquidation Trust in exchange for beneficial interests in the Liquidation Trust. Accordingly, the Holders of such Allowed Claims shall be treated for federal income tax purposes as the grantors and owners of their respective share of the assets of the Liquidation Trust.

                                    (ii)    TAX REPORTING.

                           The Liquidation Trust shall file returns for the
Liquidation Trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) and in accordance with this Section 6.3(c). The Liquidation Trust also shall annually send to each holder of a beneficial interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns. The Liquidation Trust's taxable income, gain, loss, deduction or credit will be allocated (subject to Section 8.2 of the Plan, relating to Disputed Claims) to the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E in accordance with their relative beneficial interests in the Liquidation Trust.

                           As soon as possible after the Effective Date, the
Liquidation Trust shall make a good faith valuation of the assets of the Liquidation Trust, and such valuation shall be used consistently by all parties (including, without limitation, the Debtors, the Liquidation Trust, and the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E) for all federal income tax purposes. The Liquidation Trust also shall file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidation Trust that are required by any governmental unit.

                           Notwithstanding anything else in the Plan, subject to
definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary, the Liquidation Trust shall (i) treat any assets allocable to, or retained on account of, Disputed Claims as held by one or more discrete trusts for federal income tax purposes (the "Disputed Claims Reserve"), consisting of separate and independent shares to be established in respect of each Disputed Claim, in accordance with the trust provisions of the Tax Code (sections 641 et. seq.), (ii) treat as taxable income or loss of the Disputed Claims Reserve, with respect to any given taxable year, the portion of the taxable income or loss of the Liquidation Trust that would have been allocated to the holders of Disputed Claims had such Claims been Allowed on the Effective Date (but only for the portion of the taxable year with respect to which such Claims are unresolved), (iii) treat as a distribution from the Disputed Claims Reserve any increased amounts distributed by the Liquidation Trust as a result of any Disputed Claims resolved earlier in the taxable year, to the extent such distributions relate to taxable income or loss of the Disputed Claims Reserve determined in accordance with the provisions hereof, and (iv) to the extent permitted by applicable law, shall report consistent with the foregoing for state and local income tax purposes. All Holders of Claims in Classes 4A, 4B, 4C, 4D and 4E shall report, for tax purposes, consistent with the foregoing.

                           The Liquidation Trustee shall be responsible for
payments, out of the Liquidation Trust Assets, of any taxes imposed on the trust or its assets, including the Disputed Claims Reserve. In the event, and to the extent, any Cash retained on account of Disputed

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Claims in the Disputed Claims Reserve is insufficient to pay the portion of any such taxes attributable to the taxable income arising from the assets allocable to, or retained on account of, Disputed Claims, such taxes shall be (i) reimbursed from any subsequent Cash amounts retained on account of Disputed Claims, or (ii) to the extent such Disputed Claims have subsequently been resolved, deducted from any amounts distributable by the Liquidation Trustee as a result of the resolutions of such Disputed Claims.

                           The Liquidation Trustee may request an expedited
determination of Taxes of the Debtors and of the Liquidation Trust, including the Disputed Claims Reserve under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Debtors and the Liquidation Trust for all taxable periods through the dissolution of the Liquidation Trust.

                                    (iii)    DISSOLUTION.

                           The Liquidation Trustee shall be discharged and the
Liquidation Trust shall be terminated, at such time as (i) all Disputed Claims have been resolved, (ii) all of the assets of the Liquidation Trust have been liquidated, and (iii) all distributions required to be made by the Liquidation Trustee under the Plan and the Liquidation Trust Agreement have been made, but in no event shall the Liquidation Trust be dissolved later than five years from the Effective Date unless the Bankruptcy Court, upon motion within the six month period prior to the fifth anniversary (or the end of any extension period approved by the Bankruptcy Court), determines that a fixed period extension (not to exceed three years, together with any prior extensions, without a favorable letter ruling from the Internal Revenue Service that any further extension would not adversely affect the status of the trust as a liquidating trust for federal income tax purposes) is necessary to facilitate or complete the recovery and liquidation of the assets of the Liquidation Trust.

                           (d)      APPOINTMENT OF LIQUIDATION TRUSTEE

                           The Liquidation Trustee for the Liquidation Trust
shall be an independent and disinterested Person designated by the Creditors' Committee with the consent of the Debtors and Berkshire, whose approval shall not be unreasonably withheld, and identified in the Plan Supplement; provided, however, that an outstanding Fee Claim shall not render a Person ineligible to serve as the Liquidation Trustee.

                           (e)      THE LIQUIDATION TRUST ADVISORY COMMITTEE.

                           On the Effective Date, the Liquidation Trust Advisory
Committee shall be formed pursuant to the Liquidation Trust Agreement. The Liquidation Trust Advisory Committee shall be comprised of five (5) members, consisting of WL Ross & Co. LLC, Aegon USA Investment Management, LLC, and three
(3) independent and disinterested members to be appointed by the Creditors' Committee with the consent of the Debtors and Berkshire, whose approval shall not be unreasonably withheld; provided, however, that an outstanding Fee Claim shall not render a Person ineligible to serve on the Liquidation Trust Advisory Committee. The three (3) independent and disinterested members shall be identified in the Plan Supplement. If WL Ross & Co. LLC or Aegon USA Investment Management, LLC subsequently determine that they are no longer interested in serving as members of the Liquidation Trust Advisory

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

Committee, the Creditors' Committee will select replacement members, to be identified in the Plan Supplement, with the consent of the Debtors and Berkshire, whose approval shall not be unreasonably withheld (reasonableness shall be determined in light of the balance between Holders of REMIC Guarantee Claims and Holders of other Claims in connection with the ongoing litigation concerning the Class 4C Claims). If, as of the Confirmation Date, the Creditors' Committee has not appointed the three (3) independent and disinterested members of the Trust Advisory Committee, until at least three (3) members are so appointed, the Debtors, before the Confirmation Hearing, shall so designate those remaining undesignated members of the Trust Advisory Committee. The Liquidation Trustee shall make such reports to and seek such advice from, if any, the Liquidation Trust Advisory Committee as required under the Liquidation Trust Agreement. The Liquidation Trust Advisory Committee may, by majority vote, authorize the Liquidation Trustee to invest the corpus of the Liquidation Trust in prudent investments other than those described in section 345 of the Bankruptcy Code.

                           The Liquidation Trust Advisory Committee's role with
respect to issues involving Claims and Interests pursuant to Article X of the Plan will be handled only by the three (3) independent and disinterested members of the five (5) member Board. The Liquidation Trust Advisory Committee shall have only consultation rights with respect to the decisions of the Liquidation Trustee in managing the Liquidation Trust. In the event that the Liquidation Trust Advisory Committee disagrees with any intended actions or inaction of the Trustee, it shall have (a) the right to seek an order from the Bankruptcy Court compelling the Liquidation Trustee to act or cease acting in accordance with the order and (b) the right to remove the Liquidation Trustee if the Liquidation Trust Advisory Committee believes that the intended actions or inaction rise to the level of gross negligence or willful misconduct. In the event of the resignation or removal of the Liquidation Trustee, the Liquidation Trust Advisory Committee shall, by majority vote or order of the Bankruptcy Court, designate a person to serve as successor Liquidation Trustee.

                           The Liquidation Trust Advisory Committee shall be
entitled to retain and compensate, without further order of the Bankruptcy Court, the services of employees, professionals and consultants (including without limitation claims, noticing and disbursing agents) to advise and assist the Liquidation Trust Advisory Committee in the furtherance of its duties, including those Persons that have served as employees, professionals, consultants or agents during the Chapter 11 Cases.

                           The Liquidation Trust Advisory Committee may, at its
discretion, require a fidelity bond from the Liquidation Trustee in such reasonable amount as may be agreed to by majority vote of the Liquidation Trust Advisory Committee.

                           (f)      CAUSES OF ACTIONS AND DEFENSES.

                           Prosecution and settlement of all Causes of Action,
including Avoidance Actions, shall be the sole responsibility of the Liquidation Trust, pursuant to this Plan, and the Confirmation Order; provided, however, that, under the Stand Alone Option, Avoidance Actions pertaining to the secured status of any Disputed Secured Claim shall be vested in the Reorganized Stand Alone Debtors. Subject to the foregoing proviso, the Liquidation Trustee shall have all rights, powers, and interests of the Debtors, as debtors in possession, to pursue,

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

settle or abandon such Causes of Action as a representative of the Estates pursuant to section 1123(b)(3) of the Bankruptcy Code. All Causes of Action, including Avoidance Actions, are reserved and preserved to the extent set forth in Section 7.2 of the Plan and shall not be impacted or affected in any way by the substantive consolidation of the Estates.

                           (g)      TERMINATION OF THE FINAL DIP AGREEMENT.

                           Subject to the payment in full of all amounts owed
under the Final DIP Agreement or other such treatment as agreed to by the Debtors and the DIP Lenders, on the Effective Date, the obligations arising under the Final DIP Agreement shall be deemed to have terminated. All amounts due and owing, if any, under the Final DIP Agreement shall be paid in full on the Effective Date as Allowed Administrative Claims, and all liens, mortgages and security interests granted under the Final DIP Agreement shall automatically be extinguished without the need for any filings or further actions under the state or federal laws, and all authorities shall be authorized to accept the Confirmation Order and notice of Effective Date as a release or satisfaction of all such liens, mortgages and security interests.

                           (h)      DISSOLUTION OF THE CREDITORS' COMMITTEE.

                  The Creditors' Committee shall continue in existence until the Effective Date to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy Code and shall perform such other duties as it may have been assigned by the Bankruptcy Court prior to the Effective Date. On the Effective Date, the Creditors' Committee shall be dissolved and its members shall be deemed released of any continuing duties, responsibilities and obligations in connection with the Chapter 11 Cases or the Plan and its implementation, and the retention and employment of the Creditors' Committee's attorneys, accountants and other agents shall terminate, except with respect to
(i) all Fee Claims, (ii) any appeals of the Confirmation Order, and (iii) any estate litigation commenced by the Creditors' Committee pending on the Effective Date not resolved by the Plan.

                                  ARTICLE VII.

                          EFFECTS OF PLAN CONFIRMATION

         7.1      DISCHARGE.

                  Except as otherwise provided in the Plan or the Confirmation Order, as of the Effective Date, the Debtors and all successors in interest, including, without limitation, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors and the Buyer, shall be discharged from, and the Confirmation Order shall operate as a permanent injunction against, the commencement or continuation of any action, the employment of any process, or any act to collect, recover, offset or recoup, right to sue, on account of any Claim or Interest, from or against the Debtors, their Estates and any and all successors in interest (including, without limitation, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors and the Buyer), and the Debtors', their Estates', and all successors' liability in respect thereof shall be extinguished completely, and the Debtors and all successors in interest (including, without limitation, the Liquidation Trust, the Reorganized Sale

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

Debtors, the Reorganized Stand Alone Debtors and the Buyer) shall be released and discharged from any Claim or Interest of a kind specified in section 502(g), 502(h) and 502(i) of the Bankruptcy Code, whether or not a Proof of Claim is filed or deemed filed under section 501 of the Bankruptcy Code, such Claim is allowed under section 502 of the Bankruptcy Code, or the Holder of such Claim or Interest has accepted the Plan.

                  In accordance with the foregoing, except as provided in the Plan or the Confirmation Order, as of the Effective Date, the Confirmation Order will be a judicial determination of a discharge of all Claims or Interests against the Debtors and a termination of all Interests and other rights of equity security holders in the Debtors, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge will void any judgment obtained against a Debtor or its successors at any time and shall act as res judicata or collateral estoppel as against third parties, but not as to the Debtors, their Estates or any and all successors in interest.

         7.2      RETENTION OF CAUSES OF ACTION/RESERVATION OF RIGHTS.

                  Except as expressly provided for in the Plan or the Confirmation Order, any and all Causes of Action of any kind or nature whatsoever, against third parties arising before the Effective Date, whether known or unknown and regardless of whether the existence of same has been disclosed, including, without limitation, Avoidance Actions and the right to enforce the terms and conditions of the Purchase Agreement, the Final DIP Agreement and the Exit Facility Agreement, that the Debtors may have on or before the Effective Date shall survive confirmation of the Plan and shall be reserved and preserved.

                  Except as expressly provided for in the Plan or the Confirmation Order, nothing contained in the Plan or the Confirmation Order shall be deemed to (i) be res judicata or the basis for estoppel of, (ii) create any other defense to the prosecution to judgment on the merits of, (iii) be a waiver of or (iv) be a relinquishment of any Causes of Action, including Avoidance Actions and the right to enforce the terms and conditions of the Purchase Agreement, Exit Facility Agreement or Final DIP Agreement, which the Debtors had on or before the Effective Date, against or with respect to any Causes of Action left unaltered or unimpaired by the Plan. On and after the Effective Date, the Liquidation Trust shall have, retain, reserve and be entitled to assert, prosecute, settle or abandon all such Causes of Action which the Debtors had on or before the Effective Date; and all of the Liquidation Trust's legal and equitable rights respecting any Causes of Action, including Avoidance Actions and the right to enforce the terms and conditions of the Purchase Agreement, Exit Facility Agreement or Final DIP Agreement after the Effective Date. For the avoidance of doubt, under the Stand Alone Option, nothing in this Section 7.2 shall be interpreted as empowering the Liquidation Trust with respect to Claims resolution responsibilities reserved for the Reorganized Stand Alone Debtors in Article X of the Plan.

         7.3      POST-CONSUMMATION EFFECT OF EVIDENCE OF CLAIMS OR INTERESTS.

                  Outstanding notes and other instruments, including, but not limited to, all Junior Notes, Senior Notes, B-2 REMIC Guarantees, and the Resecuritization Note Put Option, and all related documentation, evidencing a Claim against any of the Debtors and all obligations of the Debtors under or in respect of any of the foregoing shall be cancelled and any rights thereunder terminated. Effective upon the Effective Date, such notes and other instruments represent only

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

the right to participate in the distributions, if any, contemplated by the Plan to the extent that such Claim is an Allowed Claim under the Plan. Under the Stand Alone Option, the outstanding Old Common Stock and other instruments evidencing Interests in the Debtors shall, effective upon the Effective Date, represent only the right to participate in the distributions, if any, contemplated by the Plan to the extent that such Interest is an Allowed Interest under the Plan. Under the Stand Alone Option, the outstanding Old Common Stock and other instruments evidencing Interests in the Debtors shall be deemed cancelled without any further action of the Debtors.

                  Notwithstanding the previous paragraph, (i) except to the extent the Plan affects the B-2 REMIC Guarantees and the Resecuritization Note Put Option, nothing contained in this Plan shall affect the rights and obligations of the REMIC Trusts and the Resecuritization Trust under the applicable REMIC Trust and the Resecuritization Trust transaction documents or impair, amend or adversely affect the REMIC Trusts and the Resecuritization Trust and the rights of each REMIC Trustee and the Resecuritization Trustee thereunder relating to the B-Piece REMIC Certificates or the X REMIC Certificates, and (ii) the Senior Notes Indenture and Junior Notes Indenture shall continue in effect for purposes of permitting the Senior Notes Indenture Trustee and the Junior Notes Indenture Trustee to make distributions pursuant to the Plan and to perform such necessary functions with respect thereto. No party, including but not limited to the Debtors, the Liquidation Trust, the Reorganized Sale Debtors or the Reorganized Stand Alone Debtors, shall have any obligation to recognize any transfer of the B-2 REMIC Guarantees, the Resecuritization Note, the Junior Notes, the Senior Notes or the Interests occurring after the Confirmation Date. This provision shall not prohibit the surrender of REMIC Certificates or interests therein to the Liquidation Trust (under the Sale Option) or the Reorganized Sale Debtors (under the Stand Alone Option) in connection with the resolution of Disputed Class 4C Claims. Termination of the Junior Notes Indenture and the Senior Notes Indenture shall not impair the rights of the Junior Notes Indenture Trustee and the Senior Notes Indenture Trustee, as the case may be, to enforce their charging liens, established in law or pursuant to the Junior Notes Indenture and the Senior Notes Indenture, against property that would otherwise be distributed pursuant to this Plan to Holders of the Junior Notes or the Senior Notes.

         7.4      TREATMENT OF FUTURE CLAIMS.

                  Unless otherwise explicitly provided for under the Plan, all Future Claims shall be solely the responsibility and liability of the Reorganized Sale Debtors (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) and shall not be the responsibility or liability of the Liquidation Trust or the Buyer.

         7.5      LIMITED RELEASES BY DEBTORS.

                  As of the Effective Date, the Debtors shall be deemed to have waived and released the Debtors, the Creditors' Committee, Berkshire and the Buyer, and each of those parties' officers, directors, members, ex officio members, and the Interested Party Professionals, from any and all Causes of Action of the Debtors (including claims which the Debtors otherwise have legal power to assert, compromise or settle in connection their Chapter 11 Cases) arising on

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

or before the Effective Date; provided, however, that this provision shall not operate as a waiver or release of any Causes of Action (a) in respect to any loan, advance or similar payment by the Debtors to such parties, (b) in respect of any contractual obligation owed to any of the Debtors by such parties, including, without limitation, the obligations arising under the Purchase Agreement, the Final DIP Agreement and the Exit Facility Agreement, (c) in respect to any Causes of Action based upon the willful misconduct or gross negligence of such parties, (d) to the extent based upon or attributable to such parties gaining in fact a personal profit to which such parties were not legally entitled, including, without limitation, profits made from the purchase or sale of equity securities of Oakwood which are recoverable by Oakwood or its successors pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended and (e) that is an Avoidance Action; provided further, however, that this provision shall not operate as a waiver or release of any right that any party in interest may have to object to any Claim, including Fee Claims, or any Interest and shall not otherwise operate as a waiver or release of any objection to Claims or Interests pending as of the Effective Date, regardless of whether such objection was brought by the Debtors or any other party in interest.

         7.6      TERM OF INJUNCTIONS OR STAYS.

                  Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code or otherwise in effect on the Confirmation Date shall remain in full force and effect until the Effective Date after which the discharge provisions and permanent injunctions of the Plan and the Bankruptcy Code will be given full force and effect.

         7.7      EXCULPATION.

                  The Debtors, the Creditors' Committee, Berkshire and the Buyer, and each of those parties' officers, directors, members, ex officio members, and the Interested Party Professionals shall neither have nor incur any liability, in any form, to any Holder of a Claim or Interest, or a governmental entity on behalf of a Holder of a Claim or Interest, for any act or omission in connection with or arising out of their involvement in the filing and conduct of the Chapter 11 Cases, including the type or value of distributions, if any, reserved under the Plan for Holders of Interest, the solicitation of votes for acceptance or rejection of the Plan, the pursuit of confirmation and consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, except for any liabilities which may arise under the statutes or regulations administered by the Securities and Exchange Commission or from any willful misconduct or gross negligence, and, in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan and applicable law.

         7.8      INJUNCTION.

                  CONFIRMATION OF THIS PLAN SHALL HAVE THE EFFECT OF, AMONG OTHER THINGS, PERMANENTLY ENJOINING ALL PERSONS WHO HAVE HELD, HOLD OR MAY HOLD OR HAVE ASSERTED, ASSERT OR MAY ASSERT CLAIMS AGAINST OR INTERESTS IN ANY OF THE DEBTORS AGAINST ANY OF THE DEBTORS, WITH RESPECT TO ANY SUCH CLAIM OR INTEREST FROM AND AFTER THE EFFECTIVE DATE, FROM TAKING ANY OF THE FOLLOWING ACTIONS (OTHER THAN ACTIONS TO ENFORCE ANY RIGHTS OR OBLIGATIONS UNDER THE PLAN): (a)

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COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY
SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND (INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING IN A JUDICIAL, ARBITRAL, ADMINISTRATIVE OR OTHER FORUM) AGAINST OR AFFECTING THE ESTATES, THE LIQUIDATION TRUST, THE REORGANIZED SALE DEBTORS, THE REORGANIZED STAND ALONE DEBTORS, THE BUYER OR ANY OF THEIR PROPERTY; (b) ENFORCING, LEVYING, ATTACHING (INCLUDING, WITHOUT LIMITATION, ANY PRE-JUDGMENT ATTACHMENT), COLLECTING OR OTHERWISE RECOVERING BY ANY MANNER OR MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST THE ESTATES, THE LIQUIDATION TRUST, THE REORGANIZED SALE DEBTORS, THE REORGANIZED STAND ALONE DEBTORS, THE BUYER OR ANY OF THEIR PROPERTY; (c) CREATING, PERFECTING OR OTHERWISE ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY ENCUMBRANCE OF ANY KIND AGAINST THE ESTATES, THE LIQUIDATION TRUST, THE REORGANIZED SALE DEBTORS, THE REORGANIZED STAND ALONE DEBTORS, THE BUYER OR ANY OF THEIR PROPERTY; (d) ASSERTING ANY RIGHT OF SETOFF, DIRECTLY OR INDIRECTLY, AGAINST ANY OBLIGATION DUE THE ESTATES, THE LIQUIDATION TRUST, THE REORGANIZED SALE DEBTORS, THE REORGANIZED STAND ALONE DEBTORS, THE BUYER OR ANY OF THEIR PROPERTY, EXCEPT AS CONTEMPLATED OR ALLOWED BY THE PLAN; (e) ACTING OR PROCEEDING IN ANY MANNER, IN ANY PLACE WHATSOEVER, THAT DOES NOT CONFORM TO OR COMPLY WITH THE PROVISIONS OF THE PLAN; AND (f) PROSECUTING OR OTHERWISE ASSERTING ANY CLAIM OR INTEREST, INCLUDING ANY RIGHT, CLAIM OR CAUSE OF ACTION, RELEASED PURSUANT TO THE PLAN. ADDITIONALLY, UNLESS OTHERWISE EXPLICITLY STATED IN THE PLAN, THE INJUNCTION CONTEMPLATED BY THIS SECTION SHALL PROHIBIT THE ASSERTION AGAINST THE LIQUIDATION TRUST OF ALL CLAIMS OR INTERESTS, IF ANY, RELATED TO THE DEBTORS, THAT ARE NOT OTHERWISE DISCHARGED OR RELEASED BY THE PLAN OR THE CONFIRMATION ORDER.

         7.9      WAIVER OF CERTAIN CLAIMS.

                  Subject to the occurrence of the Initial Distribution Date, and except as otherwise expressly provided in the Plan or Confirmation Order, all Holders of Junior Notes Claims, Senior Notes Claims and REMIC Guarantee Claims and Junior Notes Indenture Trustees, the Senior Notes Indenture Trustees, the REMIC Trustees and the Resecuritization Trustee shall all be deemed, by virtue of their receipt of distributions and/or other treatment contemplated under the Plan, to have forever covenanted with each other to waive, release and not to assert, sue, or otherwise seek any recovery from each other or the Debtors, the Creditors' Committee, and each of those parties' officers, directors, members, ex officio members and the Interested Party Professionals, whether for tort, contract, violations of federal or state securities laws, or otherwise, based upon any claim, right or cause of action related to the construction and enforcement of the Junior Notes Indenture, the Senior Notes Indenture or any obligations under the B-2 REMIC Guarantees and the Resecuritization Note Put Option or any alleged priority or subordination in respect of distributions received on account of Junior Notes Claims, Senior Notes Claims or REMIC Guarantee Claims; provided further, however, that this provision shall not operate as a waiver or release of any right that any party in interest may have to object to any Claim, including Fee Claims, or any Interest and shall not otherwise operate as a waiver or release of any objection to Claims or Interests pending as of the Effective Date, regardless of whether such objection was brought by the Debtors or any other party in interest.

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         7.10     INTENTIONALLY OMITTED.

         7.11     RELEASE OF LIENS AND PERFECTION OF LIENS.

                  Except as otherwise specifically provided in the Plan or in any agreement, instrument or document created in connection with the Plan: (a) each Holder of (i) a Secured Claim, (ii) a Claim that is purportedly secured and/or (iii) a judgment, personal property or ad valorem tax, mechanics' or similar Secured Claim, in each case regardless of whether such Claim is an Allowed Claim, shall, on or immediately before the Effective Date and regardless of whether such Claim has been scheduled or proof of such Claim has been filed:
(1) turn over and release to the Estates, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer, as the case may be, any and all property of the Debtors or the Estates that secures or purportedly secures such Claim, or such Lien and/or Claim which shall automatically, and without further action by the Estates, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer, be deemed released; and (2) execute such documents and instruments as the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer require(s) to evidence such Claim Holder's release of such property or Lien, and if such Holder violates the Confirmation Order and this Plan by refusing to execute appropriate documents or instruments, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer may, in its or their discretion, file a copy of the Confirmation Order which shall serve to release any Claim Holder's rights in such property; and (b) on the Effective Date, all right, title and interest in such property shall revert, vest or revest in accordance with this Plan, free and clear of all Claims and Interests, including, without limitation, Liens, escrows, charges, pledges, encumbrances and/or security interests of any kind; provided, however, that the physical turnover of property described (1), above, is necessary and required only to the extent the Holder is in possession or control of the property that secures or purportedly secures such Claim.

                  Without limiting the automatic release provisions of the immediately preceding paragraph: (a) no distribution hereunder shall be made to or on behalf of any Claim Holder unless and until such Holder executes and delivers to the Estates, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer (respecting property to be Transferred to the Buyer under the Sale Option) such release of Liens or otherwise turns over and releases such Cash, pledge or other possessory Liens;
(b) such Holder that fails to execute and deliver such release of Liens within ninety (90) days after the Effective Date shall be deemed to have no Claim against the Debtors, the Estates, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer or their assets or property in respect of such Claim and shall not participate in any distribution hereunder; and (c) the Estates, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or the Buyer (respecting property to be Transferred to the Buyer under the Sale Option), who shall be deemed to be appointed as attorney-in-fact for all such Holders of Lien Claims for the purpose of releasing such Liens, shall be authorized to use, and all authorities shall be required to accept, the Confirmation Order and the notice of Effective Date as satisfaction of all Liens.

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                  Notwithstanding the foregoing two Paragraphs, any Lien
securing a Claim of a Holder, to the extent that it is valid, perfected and unavoidable, (a) under the Stand Alone Option, remains attached to the property that secures or purportedly secures such Claim or (b) under the Sale Option, attaches to the proceeds of the Transaction (or other relevant Net Proceeds) resulting from the property that secures or purportedly secures such Claim; provided, however, that such Liens are immediately released in accordance with the foregoing two Paragraphs when the Claim of such a Holder becomes (y) a Disallowed Claim or (z) an Allowed Claim and payment on the Allowed Claim is made.

         7.12     INSURANCE PRESERVATION.

                  Nothing in the Plan, including any releases, shall diminish or impair the Debtors' ability to enforce any insurance policies or other policies of insurance that may cover insurance Claims or other Claims against the Debtors, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or any other Person. All such insurance policies or other policies of insurance that may cover Future Claims or other Claims against the Debtors, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors or any other Person shall remain in full force and effect. Under the Sale Option, to the extent requested by the Liquidation Trust, and otherwise appropriate under the circumstances, all policies of insurance vest in or otherwise purchased by the Reorganized Sale Debtors shall list the Liquidation Trust as co-insured.

                                  ARTICLE VIII.

              GENERAL PROVISIONS REGARDING TREATMENT OF CLAIMS AND

                   INTERESTS AND DISTRIBUTIONS UNDER THE PLAN

         8.1      SPECIAL CONSIDERATIONS FOR DISTRIBUTIONS TO CLASSES 4A, 4B AND
                  4C.

                  Distributions for the benefit of beneficial holders of Senior Notes, Junior Notes, B-2 REMIC Guarantees and the Resecuritization Note shall be made to the Senior Notes Indenture Trustee, the Junior Notes Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee, as applicable. The Senior Notes Indenture Trustee, the Junior Notes Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee shall, in turn, promptly administer the distributions to the beneficial Holders of Allowed Claims in Classes 4A, 4B and 4C, as applicable, in accordance with the Plan and applicable transaction documents. None of the Senior Notes Indenture Trustee, the Junior Notes Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee shall be required to give any bond or surety or other security for the performance of their duties unless otherwise ordered by the Bankruptcy Court; and in the event that such parties are so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be paid from the distributions to the beneficial Holders of Senior Notes Claims, Junior Notes Claims and REMIC Guarantee Claims. Additionally, to the extent necessary to satisfy the charging liens of the Senior Notes Indenture Trustee, the Junior Notes Indenture Trustee, the REMIC Trustee and the Resecuritization Trustee and satisfy the fees and expenses of the Senior Notes Indenture Trustee, the Junior Notes Indenture Trustee, the REMIC Trustee and the Resecuritization Trustee, under the Stand Alone Option, at the

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request of the Senior Notes Indenture Trustee, the Junior Notes Indenture
Trustee, the REMIC Trustee or the Resecuritization Trustee, up to $750,000.00 in Cash will be paid to the Holders of Senior Notes Claims and Junior Notes Claims and up to $750,000.00 in Cash will be paid to the Holders of REMIC Guarantee Claims, in lieu of an identical value of New Common Stock (maintaining a Pro Rata distribution to all Allowed Claims), in order to pay the fees and expenses of such trustees.

         8.2      DISPUTED CLAIM RESERVES AND STAND ALONE VOTING TRUST.

                           (a) ESTABLISHMENT OF DISPUTED CLAIM RESERVES FOR CASH DISTRIBUTIONS.

                           On the Initial Distribution Date (or on any other
date on which distributions for any particular Class (or group of Classes in the case of Class 4) of Claims are made pursuant to the Plan by the Liquidation Trust), and in connection with making all distributions required to be made on any such date under the Plan, the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) shall establish, for record keeping purposes only, a separate Disputed Claim reserve on account of distributions of Cash for each of the relevant Classes (or group of Classes in the case of Class 4), as necessary pursuant to the Plan.

                           (b) ESTABLISHMENT OF THE STAND ALONE VOTING TRUST FOR NEW COMMON STOCK AND NEW WARRANT DISTRIBUTION.

                           Under the Stand Alone Option, on the Effective Date,
there shall be established the Stand Alone Voting Trust pursuant to the Stand Alone Voting Trust Agreement. The purpose of the Stand Alone Voting Trust shall be to hold the New Common Stock and New Warrants, if applicable, in reserve for Disputed Claims or Interests for each of the relevant Classes (or group of Classes in the case of Class 4), as necessary pursuant to the Plan. Pursuant to the Stand Alone Voting Trust Agreement, there will be three (3) independent and disinterested Persons designated as the Stand Alone Voting Trustees by the Creditors' Committee with the consent of the Debtors and Berkshire, whose approval shall not be unreasonably withheld, and identified in the Plan Supplement; provided, however, that an outstanding Fee Claim shall not render a Person ineligible to serve as a Stand Alone Voting Trustee. The Reorganized Stand Alone Debtors shall be responsible for and shall indemnify the Stand Alone Voting Trust for any reasonable costs of administration, including, without limitation, the payment of fees earned by the Stand Alone Voting Trustees under the Stand Alone Voting Trust Agreement and reasonable professional costs. Upon allowance of any Disputed Claim or Interest for which New Common Stock or New Warrants is held in the Stand Alone Voting Trust, an appropriate amount of such New Common Stock or New Warrants shall promptly be released to the Reorganized Stand Alone Debtors for distribution to the Holder of the Allowed Claim or Interest pursuant to the terms of the Plan.

                           (c)      AMOUNTS TO BE RESERVED.

                           The Liquidation Trust and/or the Stand Alone Voting
Trust shall reserve the Ratable proportion of all Cash, New Common Stock, New Warrants or other property

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allocated for distribution on account of each Disputed Claim based upon the asserted amount of each such Disputed Claim, or such lesser amount as may be agreed to by the Holder of the Claim on one hand and the Liquidation Trust or the Stand Alone Voting Trust on the other hand, as applicable, or as may otherwise be determined by order of the Bankruptcy Court. All Cash or other property allocable to the relevant Class (or group of Classes in the case of Class 4) hereunder shall be distributed by the Liquidation Trust to the relevant Disputed Claim reserve on the Initial Distribution Date (or such other date on which distributions for any particular Class of Claims are made pursuant to the
Plan). All New Common Stock or New Warrants allocable to the relevant Class (or group of Classes in the case of Class 4) hereunder shall be distributed by the Stand Alone Voting Trustees to the Stand Alone Voting Trust on the Initial Distribution Date (or such other date on which distributions for any particular Class of Claims are made pursuant to the Plan). To the extent that the property placed in a Disputed Claim reserve consists of Cash, that Cash shall be deposited in an interest-bearing account at a qualified institution, consistent with the Liquidation Trust Agreement.

                           (d)      DISTRIBUTION.

                           Payments on any Disputed Claim that becomes an
Allowed Claim shall be distributed on the first Quarterly Distribution Date after the Claim is Allowed. Distributions shall be made only to the extent of the aggregate distributions that the Holder of any such Allowed Claim would have received had such Claim been Allowed as of the Effective Date (less any taxes paid with respect to amounts held in the Disputed Reserves). No interest shall accrue or be paid on the unpaid amount of any distribution paid on a Quarterly Distribution Date. Distributions to each Holder of a Disputed Claim that has become an Allowed Claim (and to the extent that the holder of the Disputed Claim has not received prior distributions on account of that Claim) shall be made in accordance with the provisions of the Plan governing the Class (or group of Classes in the case of Class 4) of Claims in which the Claim is classified.

                           (e) TERMINATION OF DISPUTED CLAIM RESERVE OR STAND ALONE VOTING TRUST.

                           Each Disputed Claim reserve shall be closed and
extinguished by the Liquidation Trustee when all distributions and other dispositions of Cash or other property required to be made therefrom under the Plan and the Liquidation Trust Agreement have been made. Upon closure of a Disputed Claim reserve, all Cash and other property held in that Disputed Claim reserve shall revest in the Liquidation Trust and such Cash and property shall be Ratably distributed to the other Holders of Allowed Claims in the Class (or group of Classes) in respect of which such Disputed Claims reserve was created. The Stand Alone Voting Trust shall be closed and extinguished by the Stand Alone Voting Trustees when all distributions of New Common Stock and New Warrants required to be made under the Plan have been made.

                           (f) LIMITATION OF LIABILITY FOR FUNDING THE DISPUTED CLAIM RESERVE.

                           Except as expressly set forth in the Plan, the
Liquidation Trust shall have no duty to fund the Disputed Reserves.

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         8.3      TRANSMITTAL OF DISTRIBUTIONS AND NOTICES.

                  Any property or notice which a Person is or becomes entitled to receive pursuant to the Plan may be delivered by regular mail, postage prepaid, in an envelope addressed to that Person's Distribution Address. Property distributed in accordance with this Section shall be deemed delivered to such Person regardless of whether such property is actually received by that Person.

                  A Holder of a Claim or Interest may designate a different Distribution Address by notifying, after the Effective Date, the Liquidation Trustee and prior to the Effective Date, the Debtors, of that address in writing. Any change of Distribution Address must be provided to the Liquidation Trustee or Debtors, as applicable, by registered mail in order to be effective. Such notification shall be effective only upon receipt.

                  Distributions and Notices to the Holders of REMIC Guarantee Claims shall be delivered by regular mail, postage prepaid, in an envelope addressed to JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, NY 10004, Attention: James R. Lewis, Esq., Tel: (212) 623-6759, Fax: (212)
623-6165.

         8.4      UNCLAIMED DISTRIBUTIONS.

                  Unclaimed Property shall be forfeited by the Holder entitled thereto, whereupon all rights, titles and interests in and to the Unclaimed Property shall immediately and irrevocably revest in the Estate of the Reorganized Debtors or the Liquidation Trust, as appropriate, the Holder of the Allowed Claim previously entitled to such Unclaimed Property shall cease to be entitled thereto, and such Unclaimed Property shall be Ratably distributed to the other Holders of Allowed Claims in the same Class (or group of Classes). A Claim and the Unclaimed Property distributed on account of such Claim shall not escheat to any federal, state or local government or other entity by reason of the failure of its Holder to claim a distribution in respect of such Claim.

         8.5      SETOFFS.

                  The Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) may, but shall not be required to, setoff against any Claim (for purposes of determining the allowed amount of such Claim on which distribution shall be made), any claims of any nature whatsoever that the Debtors may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim the Debtors may have against such claimant.

         8.6      WITHHOLDING TAXES AND EXPENSES OF DISTRIBUTION.

                  Any federal, state or local withholding taxes or other amounts required to be withheld under applicable law shall be deducted from distributions hereunder. All Holders of Claims or Interests shall be required to provide any information necessary to effect the

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

withholding of such taxes. In addition, all distributions under the Plan shall be net of the actual and reasonable costs of making such distributions.

         8.7      ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND
                  INTEREST.

                  To the extent that any Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall, for federal income tax purposes, be allocated to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the Claim, to the portion of such Claim representing accrued but unpaid interest.

         8.8      DISPUTED IDENTITY OF HOLDER.

                  If any dispute arises as to the identity of a Holder of an Allowed Claim who is to receive any distribution, the Liquidation Trustee may, in lieu of making such distribution to such Person, make such distribution into an escrow account until the disposition thereof shall be determined by the Bankruptcy Court order or by written agreement among the interested parties to such dispute; provided, however, that if the dispute remains unresolved by Final Order for more than ninety (90) days after the relevant Distribution Date, the property which is the subject of the dispute shall irrevocably become Unclaimed Property.

         8.9      TRANSFERS OF CLAIMS.

                  As of the close of business on the Record Date, the various transfer registers for each of the Classes of Claims or Interests as maintained by the Debtors, or their respective agents, shall be deemed closed, and there shall be no further changes in the Holders of record of any of the Claims or Interests. No party, including but not limited to the Debtors, the Liquidation Trust (under the Sale Option) and the Reorganized Stand Alone Debtors (under the Stand Alone Option), shall have any obligation to recognize any transfer of the Claims or Interests occurring after the Record Date unless notice of the transfer of such Claim or Interest, in form and substance satisfactory to the Debtors, the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option), as appropriate, shall have been received by the Debtors or the Liquidation Trustee, as appropriate, prior to the Record Date. Subject to the immediately preceding sentence, only those Holders of record stated on the transfer ledgers as of the close of business on the Record Date, to the extent applicable, shall be entitled to be recognized for all purposes hereunder.

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         8.10     METHOD OF CASH DISTRIBUTIONS.

                  Any Cash payment to be made by the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) pursuant to the Plan may be made, at the sole discretion of the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option), by draft, check, wire transfer, or as otherwise required or provided in any relevant agreement or applicable law. Any payment or distribution due on a day other than a Business Day shall be made, without interest, on the next Business Day.

         8.11     DE MINIMIS DISTRIBUTIONS.

                  No Cash payment in an amount less than fifty dollars ($50.00) shall be made by the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) to any Holder of a Claim or Interest unless a request therefor is made in writing to the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) prior to one (1) year after the Effective Date. Cash that otherwise would be payable under the Plan but for this Section 8.11 shall be reserved and distributed with future distributions, if any, that, collectively, exceed fifty dollars ($50.00). Distributions of cash that otherwise would be payable under the Plan to a Holder but for this Section 9.14 that never, collectively, exceed fifty dollars ($50.00) as described in the foregoing sentence and for which a request is not made within the one (1) year deadline shall become Unclaimed Property.

         8.12     NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT OF CLAIM.

                  Notwithstanding anything to the contrary herein, no Holder of an Allowed Claim shall receive in respect of such Claim any distribution in excess of the allowed amount of such Claim.

         8.13     EXEMPTION FROM CERTAIN TRANSFER TAXES.

                  Pursuant to section 1146(c) of the Bankruptcy Code: (a) the issuance, transfer or exchange of any securities, instruments or documents; (b) the creation or release of any other Lien, mortgage, deed of trust or other security interest; or (c) the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, pursuant to, in furtherance of or in connection with the Plan or the sale of any assets of the Debtors or the Estates, including the Purchase Agreement, any deeds, releases, bills of sale or assignments executed in connection with the Plan or the Confirmation Order, shall not be subject to any stamp tax, transfer tax, intangible tax, recording fee, or similar tax, charge or expense to the fullest extent provided for under section 1146(c) of the Bankruptcy Code.

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

                                   ARTICLE IX.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         9.1      ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED
                  LEASES.

                  Under the Sale Option, on the Effective Date, and to the extent permitted by applicable law, (a) any and all executory contracts and unexpired leases of any Debtor that are listed on Sections 1.09(a) or 1.09(b) of Sellers' Disclosure Schedule as being assumed and assigned to the Buyer pursuant to the Purchase Agreement shall be deemed assumed and assigned to the Buyer pursuant to the Plan in accordance with the Purchase Agreement and (b) (i) such contracts or leases as are listed on the Executory Contract Schedule filed by the Debtors (which may be modified by the Liquidation Trust up to sixty (60) days after the Effective Date), (ii) the Servicing Agreements, and (iii) any and all executory contracts or unexpired leases assumed prior to entry of the Confirmation Order shall be deemed assumed pursuant to the provisions of section 365 and section 1123 of the Bankruptcy Code as of the Effective Date. All other executory contracts and unexpired leases of each of the Debtors shall be deemed rejected in accordance with the provisions of section 365 and section 1123 of the Bankruptcy Code; provided, however, that any and all executory contracts or unexpired leases which are the subject of separate motions filed pursuant to section 365 of the Bankruptcy Code by the Debtors prior to the commencement of the Confirmation Hearing shall not be deemed rejected and shall be treated as so ordered by the Bankruptcy Court in an order entered pursuant to the motion. Subject to the aforementioned proviso, the Confirmation Order shall constitute an order of the Court approving all such assumption and assignments and rejections pursuant to section 365 of the Bankruptcy Code subject to the occurrence of the Effective Date.

                  Under the Stand Alone Option, on the Effective Date, and to the extent permitted by applicable law, (a) such contracts or leases as are listed on the Executory Contract Schedule filed by the Debtors, which may be modified by the Reorganized Stand Alone Debtors up to sixty (60) days after the Effective Date, and (b) any and all executory contracts or unexpired leases rejected prior to entry of the Confirmation Order shall be rejected pursuant to the provisions of section 365 and section 1123 of the Bankruptcy Code as of the Effective Date, if not already rejected as of a prior date. All other executory contracts and unexpired leases of each of the Debtors shall be deemed assumed in accordance with the provisions of section 365 and section 1123 of the Bankruptcy Code as of the Effective Date; provided, however, that any and all executory contracts or unexpired leases which are the subject of separate motions filed pursuant to section 365 of the Bankruptcy Code by the Debtors prior to the commencement of the Confirmation Hearing shall not be deemed assumed and shall be treated as so ordered by the Bankruptcy Court in an order entered pursuant to the motion. Subject to the aforementioned proviso, the Confirmation Order shall constitute an order of the Court approving all such assumption and assignments and rejections pursuant to section 365 of the Bankruptcy Code. Contracts or leases entered into after the Petition Date will be performed by the Reorganized Stand Alone Debtors in the ordinary course of their businesses.

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

         9.2      BAR DATE FOR REJECTION DAMAGES.

                  If the rejection of any executory contract or unexpired lease under the Plan gives rise to a Claim by the non-Debtor party or parties to such contract or lease, such Claim, to the extent that it is timely filed and is an Allowed Claim, shall be classified in Class 4E; provided, however, that the Unsecured Claim arising from such rejection shall be forever barred and shall not be enforceable against the Debtors, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors, the Liquidation Trust, their successors or properties, unless a proof of such Claim is filed and served on the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) and the Claims Agent within thirty (30) days after the date of notice of the entry of the order of the Bankruptcy Court rejecting the executory contract or unexpired lease which may include, if applicable, the Confirmation Order.

         9.3      PROCEDURES FOR THE DETERMINATION OF CURE AMOUNTS.

                  Unless otherwise noted in the Executory Contract Schedule or the Purchase Agreement, or any schedule thereto, the cure amount pursuant to section 365(b)(1) of the Bankruptcy Code for any executory contracts or unexpired leases shall be $0.00. Any dispute regarding (i) the nature or amount of any payment necessary to satisfy the listed cure amount under the contract or lease to be assumed or assumed and assigned, (ii) the ability of the Debtors, the Buyer or any other assignee, as the case may be, to provide "adequate assurance of future performance," within the meaning of section 365 of the Bankruptcy Code, under the contract or lease to be assumed or assumed and assigned or (iii) any other matter pertaining to assumption or assumption and assignment under section 365 of the Bankruptcy Code shall be forever barred and shall not be enforceable against the Debtors, the Liquidation Trust, the Reorganized Sale Debtor, the Reorganized Stand Alone Debtors, their successors or properties, unless a motion or objection, as appropriate, is filed and served on the Debtors (prior to the Effective Date), the Liquidation Trust and the Buyer (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) within thirty (30) days after the date of notice of proposed assumption or assumption and assignment, or such later date as allowed by the Bankruptcy Court. The Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option), and not the Buyer, shall be responsible for paying any cure costs associated with the assumption and assignment of any executory contract or unexpired lease assumed and assigned to the Buyer, whether pursuant to the Plan or pursuant to any other order of the Bankruptcy Court. The Liquidation Trust (under the Sale Option) and the Reorganized Stand Alone Debtors (under the Stand Alone Option) shall have the right to dispute any asserted cure amounts, including any amounts noted in the Executory Contract Schedule or the Purchase Agreement.

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                                   ARTICLE X.

           DISPUTED, CONTINGENT AND UNLIQUIDATED CLAIMS AND INTERESTS

         10.1     OBJECTIONS TO CLAIMS AND INTERESTS.

                  The Claims/Interests Objection Deadline shall be six (6) months after the Effective Date; provided, however, that the last day for filing Avoidance Actions against a Holder of a Claim or Interest shall be November 15, 2004. Notwithstanding any of the foregoing, the Reorganized Stand Alone Debtors or the Liquidation Trustee, as appropriate, may request from the Bankruptcy Court an extension of the Claims/Interests Objection Deadline, which such extended date shall become the new Claims/Interests Objection Deadline.

                  The Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) have the exclusive responsibility for reviewing and objecting to the allowance of any Claim or Interest filed in the Chapter 11 Cases. The Liquidation Trust or the Reorganized Stand Alone Debtors, as appropriate, shall have until the Claims/Interests Objection Deadline to file objections to the Claims and Interest in the Chapter 11 Cases. All objections shall be litigated to a Final Order; provided, however, that the Liquidation Trust or the Reorganized Stand Alone Debtors, as the case may be, may compromise and settle any objections to Claims or Interests, subject to the provisions of this Article X without further order of the Bankruptcy Court; and further provided, however, that distributions may be made to a Holder of a Claim or Interest prior to the expiration of the Claims/Interests Objection Deadline if the Liquidation Trustee or the Reorganized Stand Alone Debtors, as appropriate, reasonably believes that no basis exists for objection to such Holder's Claim or Interest. Notwithstanding the foregoing, nothing in this Plan shall be interpreted to operate as a waiver or release of (x) any right that any party in interest may have to object to (a) any Claim or Interest through the Effective Date or (b) any Fee Claim after the Effective Date; or (y) any objection to Claims or Interests pending as of the Effective Date, regardless of whether such objection was brought by the Debtors or any other party in interest.

                  Objections to Claims or Interests shall not be subject to any defense, including, without limitation, res judicata, estoppel or any other defense because of the confirmation of the Plan and all such rights are expressly preserved and reserved by the Plan for the Debtors, their Estates, the Liquidation Trust (under the Sale Option) and the Reorganized Stand Alone Debtors (under the Stand Alone Option). Additionally, the rights of the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) to amend, modify or supplement any objection to a particular Claim or Interest to include relief pursuant to section 502(d) of the Bankruptcy Code are hereby preserved until sixty (60) days after the entry of a Final Order against a Holder of such Claim.

         10.2     ESTIMATION OF CLAIMS OR INTERESTS.

                  Through the Claims/Interests Objection Deadline, the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) may request that the Bankruptcy Court enter an Estimation Order fixing the value of, pursuant to

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section 502(c) of the Bankruptcy Code, any Disputed Claim or Interest,
regardless of whether a Debtor has previously objected to such Claim or Interest or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Disputed Claim or Interest at any time during litigation concerning any objection to any Disputed Claim or Interest, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court enters an Estimation Order estimating any Disputed Claim or Interest, the amount of such estimation will constitute either the allowed amount of such Claim or Interest or a maximum limitation on such Claim or Interest, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim or Interest, the Liquidation Trust or the Reorganized Stand Alone Debtors (as appropriate) may elect to pursue any supplemental proceedings to object to any ultimate payment on such Claim or Interest. All of the aforementioned Claims and Interests objection, estimation and resolution procedures are cumulative and are not necessarily exclusive of one another. Claims or Interests may be estimated and thereafter resolved by any mechanism permitted under the Bankruptcy Code or the Plan.

         10.3     AMENDMENTS TO CLAIMS OR INTERESTS.

                  After the Confirmation Date, a Claim or Interest may not be filed or amended without the authorization of the Bankruptcy Court and, even with such Bankruptcy Court authorization, may be amended by the Holder of such Claim or Interest solely to decrease, but not to increase, unless otherwise provided by the Bankruptcy Court, the amount or priority.

         10.4     AUTHORITY TO SETTLE DISPUTED CLAIMS OR INTERESTS.

                  From and after the Effective Date, the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) shall be authorized with respect to those Claims or Interests which are not allowed by Final Order of the Bankruptcy Court, pursuant to Bankruptcy Rule 9019 and section 105(a) of the Bankruptcy Code, to compromise and settle Disputed Claims with a Disputed Amount in excess of $25,000.00, upon Bankruptcy Court approval of such settlement. Notwithstanding any prior order of the Bankruptcy Court or the provisions of Bankruptcy Rule 9019, the Liquidation Trust or the Reorganized Stand Alone Debtors, as appropriate, may settle or compromise any Disputed Claim with a Disputed Amount of $25,000.00 or less without approval of the Bankruptcy Court. This provision shall not prohibit the surrender of REMIC Certificates or interests therein to the Liquidation Trust (under the Sale Option) or the Reorganized Sale Debtors (under the Stand Alone Option) in connection with the resolution of Disputed Class 4C Claims.

         10.5     NO RECOURSE.

                  Notwithstanding that the allowed amount of any particular Disputed Claim is reconsidered under the applicable provisions of the Bankruptcy Code and Bankruptcy Rules or is allowed in an amount for which there is insufficient value in the relevant fund or reserve to provide a recovery equal to that received by other Holders of Allowed Claims in the relevant Class, no Claim or Interest Holder shall have recourse to the Debtors, the Liquidation Trust, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors, the Creditors' Committee or

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any member or ex officio member thereof, any of the Interested Party
Professionals, the Holder of any other Claim or Interest, or any of their respective property. However, nothing in the Plan shall modify any right of a Holder of a Claim or Interest under section 502(j) of the Bankruptcy Code. THUS, THE BANKRUPTCY COURT'S ENTRY OF AN ESTIMATION ORDER MAY LIMIT THE DISTRIBUTION TO BE MADE ON INDIVIDUAL DISPUTED CLAIMS OR INTERESTS, REGARDLESS OF THE AMOUNT FINALLY ALLOWED ON ACCOUNT OF SUCH DISPUTED CLAIMS OR INTERESTS.

                                   ARTICLE XI.

                            ADMINISTRATIVE PROVISIONS

         11.1     RETENTION OF JURISDICTION.

                  Notwithstanding confirmation of the Plan or occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of or related to the Chapter 11 Cases and the Plan to the fullest extent legally permissible, including, without limitation, for the following purposes:

                  (a) to determine the allowance, classification, or priority of Claims upon objection by the Debtors, the Creditors' Committee, the Liquidation Trust or the Liquidation Trustee, or any other party in interest entitled to file an objection, and the validity, extent, priority and nonavoidability of consensual and nonconsensual Liens and other encumbrances;

                  (b) to issue injunctions or take such other actions or make such other orders as may be necessary or appropriate to restrain interference with the Plan or its execution or implementation by any Person, to construe and to take any other action to enforce and execute the Plan, the Confirmation Order, or any other order of the Bankruptcy Court, to issue such orders as may be necessary for the implementation, execution, performance and consummation of the Plan and all matters referred to herein, and to determine all matters that may be pending before the Bankruptcy Court in the Chapter 11 Cases on or before the Effective Date with respect to any Person;

                  (c) to protect the property of the Estates, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors, Liquidation Trust or the Buyer as the case may be, including Litigation Claims, from claims against, or interference with, such property, including actions to quiet or otherwise clear title to such property or to resolve any dispute concerning Liens, security interests or encumbrances on any property of The Debtors, the Estates, the Liquidation Trust, the Reorganized Sale Debtors or the Reorganized Stand Alone Debtors;

                  (d) to determine any and all applications for allowance of Fee Claims;

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                  (e)      to determine any Priority Tax Claims, Priority
                           Non-Tax Claims, Administrative Claims or any other request for payment of Claims, including both fees and expenses, entitled to priority under section 507(a) of the Bankruptcy Code;

                  (f) to resolve any dispute arising under or related to the implementation, execution, consummation or interpretation of the Plan and the making of distributions hereunder, including any and all disputes regarding the Purchase Agreement, as provided in section 10.13 of the Purchase Agreement;

                  (g) to determine any and all motions related to the rejection, assumption or assignment of executory contracts or unexpired leases, or to determine any motion to reject an executory contract or unexpired lease pursuant to Article IX of the Plan;

                  (h) except as otherwise provided herein, to determine all applications, motions, adversary proceedings, contested matters, actions, and any other litigated matters instituted in and prior to the closing of the Chapter 11 Cases, including any remands;

                  (i)      to enter a Final Order closing the Chapter 11 Cases;

                  (j) to modify the Plan under section 1127 of the Bankruptcy Code, remedy any defect, cure any omission, or reconcile any inconsistency in the Plan or the Confirmation Order so as to carry out its intent and purposes;

                  (k) to issue such orders in aid of consummation of the Plan and the Confirmation Order notwithstanding any otherwise applicable non-bankruptcy law, with respect to any Person, to the full extent authorized by the Bankruptcy Code;

                  (l) to determine any tax liability pursuant to section 505 of the Bankruptcy Code;

                  (m) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

                  (n) to resolve any disputes concerning whether a Person had sufficient notice of the Chapter 11 Cases, the applicable Claims bar date, the hearing to consider approval of the Disclosure Statement or the Confirmation Hearing or for any other purpose;

                  (o) to resolve any dispute or matter arising under or in connection with any order of the Bankruptcy Court entered in the Chapter 11 Cases;

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                  (p)      to authorize sales of assets as necessary or
                           desirable and resolve objections, if any, to such sales;

                  (q)      to hear and resolve Litigation Claims;

                  (r) to resolve any disputes concerning any release, discharge, injunction, exculpation or other waivers and protections provided in the Plan;

                  (s) to approve, if necessary, any distributions, or objections thereto, under the Plan;

                  (t) to approve any Claims settlement entered into or offset exercised by the Liquidation Trust and the Liquidation Trustee;

                  (u) to resolve any dispute or matter arising under or in connection with the Liquidation Trust;

                  (v) to oversee any dispute concerning improper or excessive draws under letters of credit issued for the account of the Debtors; and

                  (w) to determine such other matters, and for such other purposes, as may be provided in the Confirmation Order or as may be authorized under provisions of the Bankruptcy Code.

                  If the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction, or is otherwise without jurisdiction over any matter arising out of the Chapter 11 Cases, including the matters set forth in this
Article XI, this Article shall not prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter. Notwithstanding any provisions of the Plan, the Bankruptcy Court shall have concurrent but not exclusive jurisdiction over the prosecution of Causes of Actions, including but not limited to Avoidance Actions.

         11.2     INTENTIONALLY OMITTED.

         11.3     AMENDMENTS.

                  (a)      PRECONFIRMATION AMENDMENT.

                  The Debtors may modify the Plan at any time prior to the entry of the Confirmation Order, provided that (i) the Plan, as modified, and the Disclosure Statement pertaining thereto meet applicable Bankruptcy Code requirements and (ii) the Creditors' Committee, Berkshire and the Buyer (under the Sale Option) consent to such modifications, such consent not being unreasonably withheld.

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

                  (b) POSTCONFIRMATION/PRECONSUMMATION AMENDMENT NOT REQUIRING RESOLICITATION.

                  After the entry of the Confirmation Order and before substantial consummation of the Plan, the Debtors may modify the Plan to remedy any defect or omission or to reconcile any inconsistencies in the Plan or in the Confirmation Order, as may be necessary to carry out the purposes and effects of the Plan, provided that: (i) the Debtors obtain approval of the Bankruptcy Court for such modification, after notice and a hearing; (ii) the Creditors' Committee, Berkshire and the Buyer (under the Sale Option) consent, such consent not being unreasonably withheld; and (iii) such modification shall not materially and adversely affect the interests, rights, treatment or distributions of any Class of Allowed Claims or Interests under the Plan. Any waiver under Section 5.3 hereof shall not be considered to be a modification of the Plan.

                  (c) POSTCONFIRMATION/PRECONSUMMATION AMENDMENT REQUIRING RESOLICITATION.

                  After the Confirmation Date and before substantial consummation of the Plan, the Debtors may modify the Plan in a way that materially or adversely affects the interests, rights, treatment, or distributions of a Class of Claims or Interests, provided that: (i) the Plan, as modified, meets applicable Bankruptcy Code requirements; (ii) the Debtors obtain Bankruptcy Court approval for such modification, after notice and a hearing;
(iii) the Plan as modified complies with the Bankruptcy Code and Bankruptcy Rules; (iv) the Debtors comply with section 1125 of the Bankruptcy Code with respect to the Plan as modified; and (v) the Creditors' Committee, Berkshire and the Buyer (under the Sale Option), such consent not being unreasonably withheld.

         11.4     SEVERABILITY OF PLAN PROVISIONS.

                  If, prior to the Confirmation Date, any term or provision of the Plan is determined by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision and make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

         11.5     SUCCESSORS AND ASSIGNS.

                  The rights, benefits and obligations of any Person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors and/or assigns of such Person.

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

         11.6     EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS.

                  Each Debtor, each Reorganized Sale Debtor, each Reorganized Stand Alone Debtor, and the Liquidation Trust shall be authorized to execute, deliver, file, or record such documents, contracts, instruments, and other agreements and take such other actions as may be reasonably necessary to effectuate and further evidence the terms and conditions of the Plan.

         11.7     PLAN SUPPLEMENT.

                  The Plan Supplement comprised of, among other things, the forms of the documents related to the Amended Certificates of Incorporation, Amended Bylaws, the Liquidation Trust Agreement, the Stand Alone Voting Trust Agreement, the Executory Contract Schedule, the Exit Facility Agreement and, to the extent necessary to implement the Plan, proposed amendments to the Reorganized Sale Debtors' organizational documents, to the extent not filed simultaneously with the Plan and Disclosure Statement, shall be filed with the Bankruptcy Court at least five (5) Business Days prior to the deadline established for voting on this Plan. Upon its filing, the Plan Supplement may be inspected in the offices of the Clerk of the Bankruptcy Court during normal business hours. A copy of the Plan Supplement shall be mailed to the Creditors' Committee, and any Holder of a Claim or Interest that makes a specific written request for such Plan Supplement to the Debtors. The documents contained in the Plan Supplement shall be approved by the Bankruptcy Court pursuant to the Confirmation Order.

         11.8     CONFIRMATION ORDER AND PLAN CONTROL.

                  To the extent the Confirmation Order and/or this Plan is inconsistent with the Disclosure Statement, any other agreement entered into between or among any Debtors, or any of them and any third party, the Plan controls the Disclosure Statement and any such agreements, and the Confirmation Order controls the Plan, the Disclosure Statement and any such agreements; provided, however, that the Purchase Agreement is not controlled by the Plan, the Disclosure Statement or anything contained in the Plan Supplement.

         11.9     PAYMENT OF STATUTORY FEES.

                  All fees payable pursuant to section 1930 of title 28 of the United States Code as Administrative Fees under the Plan, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid in Cash on the Effective Date, or as soon as reasonably practicable thereafter, and neither the Debtors, their Estates, the Reorganized Sale Debtors, the Reorganized Stand Alone Debtors nor the Liquidation Trust shall thereafter be liable for the payment of additional fees under section 1930 of title 28 of the United States Code other than with respect to the consolidated Chapter 11 Case which will continue after the Effective Date.

         11.10    WITHDRAWAL OF PLAN.

                  The Debtors reserve the right, subject to the Purchase Agreement, in the exercise of their reasonable discretion, to revoke and withdraw or to modify the Plan at any time prior to

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

the Confirmation Date or, if the Debtors are for any reason unable to consummate the Plan after the Confirmation Date, at any time up to the Effective Date. If the Debtors revoke or withdraw the Plan, (a) nothing contained in the Plan shall be deemed to constitute a waiver or release of any claims by or against the Debtors or the Creditors' Committee or to prejudice in any manner the rights of the Debtors, the Creditors' Committee or any Person in any further proceeding involving the Debtors or the Creditors' Committee and (b) the result shall be the same as if the Confirmation Order were not entered, the Plan was not filed and the Effective Date did not occur.

         11.11    PAYMENT DATES.

                  Whenever any payment to be made under the Plan is due on a day other than a Business Day, such payment will instead be made, without interest, on the next Business Day or as soon thereafter as practicable.

         11.12    NOTICES.

                  Any notice, request or demand given or made under this Plan or under the Bankruptcy Code or the Bankruptcy Rules shall be in writing and shall be hand delivered or sent by a reputable overnight courier service, and shall be deemed given when received at the following addresses whether hand delivered or sent by overnight courier service:

IF TO THE DEBTORS:                         IF TO THE CREDITORS' COMMITTEE:

MORRIS, NICHOLS, ARSHT & TUNNELL           MCCARTER & ENGLISH, LLP
Robert J. Dehney, Esq.                     William F. Taylor,  Jr. , Esq.
Derek C. Abbott, Esq.                      919 Market Street, Suite 1800
Daniel B. Butz, Esq.                       Wilmington, Delaware 19801
1201 North Market Street                   Facsimile: (302) 984-6399
P.O. Box 1347
Wilmington, Delaware 19899-1347
Facsimile: (302) 658-3989

                                                 - and -
         - and -

RAYBURN COOPER & DURHAM, P.A.
C. Richard Rayburn, Jr. , Esq.             KING & SPALDING LLP
Albert F. Durham, Esq.                     Robert J. Stark, Esq.
Patricia B. Edmondson, Esq.                1185 Avenue of the Americas
1200 Carillon, 227 West Trade Street       New York, New York 10036
Charlotte, North Carolina 28202-1675       Facsimile: (212) 556-2222
Facsimile: (704) 377-1897

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

                            IF TO THE BUYER OR BERKSHIRE:

                            CLAYTON HOMES, INC.
                            Kevin Clayton
                            500 Alcoa Trail
                            P.O. Box 9790
                            Maryville, TN  37804
                            Facsimile:  (865) 380-3750

                                    -and-

MUNGER, TOLLES &                           YOUNG CONAWAY
OLSON LLP                                  STARGATT & TAYLOR, LLP
Thomas B. Walper, Esq.                     Michael R. Nestor, Esq.
355 S. Grand Avenue                        The Brandywine Building
Los Angeles, CA  90071                     1000 West Street, 17th Floor
Facsimile: (213) 687-3702                  Wilmington, DE 19801
                                           Facsimile: (302) 571-1253

                  Notwithstanding anything to the contrary provided herein, all notices concerning this Plan shall be served upon the entities prescribed and in the manner prescribed under the Bankruptcy Code and the Bankruptcy Rules.

         11.13    NO ADMISSIONS.

                  Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed as an admission by the Debtors with respect to any matter set forth herein including, without limitation, liability on any Claim or the propriety of any Claims classification.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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

                                  ARTICLE XII.

                              CONFIRMATION REQUEST

                  The Debtors request confirmation of the Plan under section 1129(b) of the Bankruptcy Code.

Dated: February 6, 2004

                                        NEW DIMENSION HOMES, INC.

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        DREAM STREET COMPANY, LLC

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        OAKWOOD SHARED SERVICES, LLC

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        HBOS MANUFACTURING, LP
                                        By: Oakwood Mobile Homes, Inc., General
                                            Partner

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        OAKWOOD MHD4, LLC

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        OAKWOOD ACCEPTANCE
                                        CORPORATION, LLC

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        OAKWOOD HOMES CORPORATION

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Executive Vice President

                                        OAKWOOD MOBILE HOMES, INC.

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        SUBURBAN HOME SALES, INC.

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

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

                                        FSI FINANCIAL SERVICES, INC.

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        HOME SERVICE CONTRACT, INC.

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        TRI-STATE INSURANCE AGENCY, INC.

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                        GOLDEN WEST LEASING, LLC

                                        By: /s/ Randelle R.. Smith
                                            ------------------------------------
                                            Name: Randelle R. Smith
                                            Title: Vice President

                                        CREST CAPITAL, LLC

                                        By: /s/ Randelle R. Smith
                                            ------------------------------------
                                            Name: Randelle R. Smith
                                            Title: Vice President

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

                                        PREFERRED HOUSING SERVICES, LP
                                        By: Oakwood Mobile Homes, Inc., General
                                            Partner

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Vice President

                                                - and -

                                        MORRIS, NICHOLS, ARSHT & TUNNELL

                                        /s/ Daniel B. Butz
                                        ----------------------------------------
                                        Robert J. Dehney (No. 3578)
                                        Derek C. Abbott (No. 3376)
                                        Daniel B. Butz (No. 4227)
                                        1201 North Market Street
                                        P.O. Box 1347
                                        Wilmington, Delaware 19899-1347
                                        (302) 658-9200

                                                 - and -

                                        RAYBURN COOPER & DURHAM, P.A.
                                        C. Richard Rayburn, Jr.
                                        Albert F. Durham
                                        Patricia B. Edmondson
                                        1200 Carillon, 227 West Trade Street
                                        Charlotte, North Carolina 28202-1675
                                        (704) 334-0891

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